Exhibit 10.1

Preamble X Capital I, a series of Preamble X Capital LLC

CONFIDENTIAL SERIES LLC PACKET

TABLE OF CONTENTS

Main Definitions	2

Member Information Sheet to Subscription Agreement	5
Relevant disclaimers	6

Schedule A: SPV Private Placement Memorandum	7

Schedule B: SPV Operating Agreement	68
Operating Agreement Signature Page	103

Schedule C: SPV Subscription Agreement	104
ADMINISTRATIVE MANAGER & MANAGER PRIVACY NOTICE	120
Subscription Agreement Signature	122

Execution Page	123
Manager Signature Page	124
SPV Signature Page	125
Member Signature Page	126

The documents signed and executed hereunder by the Parties are the Schedule Documents (as defined below). The Schedule Documents may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. A facsimile, PDF or DocuSign (or similar service) signature will be deemed an original. The Parties hereby consent to transact business with the SPV and each other via electronic signature (including via DocuSign, eSignLive, or a similar service). Each Party understands and agrees that their signature page may be disassembled and attached to the final version of this Agreement.

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Main Definitions

When used in the Private Placement Memorandum (Schedule A), Operating Agreement (Schedule B), and Subscription Agreement (Schedule C) below, the following terms have the meanings specified hereunder:

Master Series LLC	Preamble X Capital LLC, a State of Delaware limited liability company

SPV	Preamble X Capital I, a series of Preamble X Capital LLC

Portfolio Company	T1P BBQ LLC

Portfolio Company Securities	The securities of the Portfolio Company acquired by the SPV in accordance with the respective transaction as set forth by the SPV Investment (as defined in the Private Placement Memorandum of the SPV)

Manager	Aaron Jun Yuen Chow who will be a “manager” of the SPV within the meaning of Section 18-101(10) of the Act

Adviser	Not applicable (This SPV operates without the input of a licensed and registered investment adviser as such is defined in the Investment Advisers Act of 1940, as amended. The Manager has done an independent analysis and/or relied upon the legal opinion of independent counsel to reach the conclusion that the SPV will not operate in a way that requires an investment adviser. As such, no registered investment adviser or other licensed financial professional will opine on the desirability or suitability of the assets that the SPV targets for acquisition. Should the Manager determine that designating an investment adviser is required, or in the best interest of the investors to the SPV, the SPV will likely incur additional costs and regulatory requirements at that time which could negatively impact investment returns.)

Administrative Manager	Allocations Fund Administration, LLC

Principal SPV Office Location	455 10th Avenue 25B, New York, New York, United States 10018
Registered Agent	8 The Green, Suite A, Dover, Delaware 19901

SPV Contact Information	Preamble X Capital I, a series of Preamble X Capital LLC 455 10th Avenue 25B, New York, New York, United States 10018

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Management Fee	Zero percent (0%) (the Portfolio Company may charge additional fees, please check with the Manager)

Management Fee Collection	The Management Fee shall be collected pro rata upfront and paid to the Manager

Carry Percentage

Zero percent (0%) (the Portfolio Company may charge additional fees, please check with the Manager)

For the avoidance of doubt, the total Carry Percentage charged to the Members will include carried interest and any other types of performance fee paid by the SPV to a special purpose vehicle(s) in case of indirect acquisition of the Portfolio Company Securities.

Carry Calculation

(i) First, to the Members who have made a capital contribution, pro rata in proportion to their Interests, until each Member has received an amount equal to said Member’s capital contribution; and

(ii) the Carry Percentage of the remainder to the Manager, if any; and then

(iii) the remainder to the Members, pro rata in proportion to their Interests.

Purpose of SPV	The SPV has been created as an investment vehicle investing in a private company by way of direct investment, secondary purchase or indirect investment (as applicable and as set forth in SPV Investment (as defined in the Private Placement Memorandum of the SPV)) for the following purposes: (a) to hold/own (directly or indirectly) Portfolio Company Securities and to engage in any and all activities necessary, incidental, proper, advisable or convenient to the foregoing and (b) to engage in any and all other lawful activities and transactions as may be necessary, advisable, or desirable, as determined by the Manager, in its sole discretion, to carry out the foregoing or any reasonably related activities.

Investment Company Act Exemption of the SPV	The SPV intends to rely upon the exemption from registration under Section 3(c)(1) of the Investment Company Act of 1940, as amended. Only “accredited investors” will be admitted as Members.

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SPV Setup Costs	As indicated in the order form by and between the Manager or its affiliate and the Administrative Manager or its affiliate. Such order form indicates the initial setup costs, however, it does not include such items, but not limited to, Blue Sky expenses, additional service requests made by the Manager (a non-exhaustive list of Administrative Manager service costs can be found on https://www.allocations.com/fees). The amounts in the order form are indicated as an estimate, as there may be additional costs yet to be identified during the onboarding process, such additional costs shall be identified by the Administrative Manager and notified to the Manager prior to charging them.

ERISA investors	Subject in all cases to the limitations set forth in the Private Placement Memorandum (Schedule A) and Operating Agreement below (Schedule B).

Minimum Subscription Amount	$10,000 (For avoidance of doubt, the Manager has the discretion to accept an amount less than the stated Minimum Subscription Amount.)

Term	Five-year anniversary of the Closing (For avoidance of doubt, the stated Term may be extended at Manager’s full discretion. Any extension beyond the stated Term could incur additional costs which shall be identified by the Administrative Manager and notified to the Manager prior to any charge.)

Arbitration location	Delaware, USA

Schedule Documents	● The SPV’s Private Placement Memorandum, hereto attached under Schedule A;
● The SPV’s Operating Agreement, hereto attached under Schedule B; and
● The SPV’s Subscription Agreement, hereto attached under Schedule C.

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Member Information Sheet to Subscription Agreement

The following Member Information Sheet shall be an integral part to the Subscription Agreement (Schedule C), as applied for each of the SPV’s Members:

The Member hereby certifies the accuracy of the information provided below, which shall become an integral part of the Subscription Agreement.

Individual / Entity	Entity

Member name (Name of Individual / Entity)	Xmax Beta Holdings Ltd

Total subscription amount ($)	5375000 (less any wire fees charged by the Member’s financial institution)

U.S. State of residence if signing as Individual (If not USA, specify Country)

U.S. State Place of business if signing as Entity (If not USA, specify Country)	California

“accredited investors” status if signing as Individual

“accredited investors” status if signing as Entity

Email

Full name	Yizhou Zhao

Signature	(Signature and Information Provided on Series LLC Packet Execution Page at the bottom)

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Relevant disclaimers

☒ I agree to all of the following:

●	I understand that I am investing in the SPV which is then investing in the Portfolio Company, not directly in the Portfolio Company. I do not have direct investor rights (e.g. I cannot contact the company directly and may not be able to participate in future rounds).

●	I will pay the total management fee (if any) to the Manager, as applicable. I understand that certain other investors may pay a different management fee, if any, at the discretion of the Manager.

●	I agree with the total carry (if any) to be paid to the Manager. I understand that certain other investors may have a different carry, if any, at the discretion of the Manager.

●	When direct investors in the company must vote or give legal approval, the Manager will make decisions on behalf of the SPV. The Manager will generally vote in line with the Portfolio Company management, or majority shareholders of the Portfolio Company. We may not consult you and other investors in making decisions on behalf of the SPV.

●	The Manager and Administrative Manager reserve the right to reject any investment in the SPV.

●	I understand that I must do my own diligence, read the investment documents and ask any questions I think are relevant to my investment decision. Portfolio Company information may be incomplete and has not been verified. The Manager may not have done extensive due diligence on the Portfolio Company. Investing with notable investors doesn’t guarantee any level of diligence has been performed.

●	I understand that the Manager and other investors may have access to material information regarding the company that has not been shared with me.

●	I understand that my subscription amount is not guaranteed and the final investment amount accepted by the SPV may be less than my desired subscription amount.

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Schedule A: SPV Private Placement Memorandum

CONFIDENTIAL

PRIVATE PLACEMENT MEMORANDUM

This confidential private placement memorandum (“Memorandum”) is being furnished by the Manager solely for use by prospective Members in evaluating the SPV and this Offering of interests. Capitalized terms used in this Memorandum but not otherwise defined have the meanings set forth on the Main Definitions page or the meaning given them in the SPV’s operating agreement (the “Operating Agreement”).

THE INVESTMENT DESCRIBED IN THIS MEMORANDUM INVOLVES A HIGH DEGREE OF RISK. SEE THE RISK FACTORS IN “INVESTMENT CONSIDERATIONS,” AND THROUGHOUT THIS MEMORANDUM.

All documents relevant to the SPV’s Offering of interests and any additional information (including information necessary to verify the accuracy of any information contained in this Memorandum) that are reasonably available or that can be obtained without unreasonable expense will be made available, subject to considerations of confidentiality, trade secrets and proprietary information to any prospective investor or the investor’s advisors upon request to the Manager.

GENERAL NOTICES

This Memorandum is furnished on a confidential basis to a limited number of sophisticated investors to provide certain information about an investment in interests (the “Interests”) of the SPV. This Memorandum is to be used by the person to whom it has been delivered solely in connection with the consideration of the purchase of the Interests described in this Memorandum. The information contained in the Memorandum should be treated in a confidential manner and may not be reproduced, transmitted or used in whole or in part for any other purpose, nor may it be disclosed without the prior written consent of the Manager. Each prospective investor accepting this Memorandum hereby agrees to return it to the Manager, along with any copies (and destroy any electronic copies), promptly upon request.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. THE INTERESTS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR ANY OTHER JURISDICTION, NOR HAS THE SEC OR ANY SUCH SECURITIES REGULATORY AUTHORITY PASSED ON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY MAY BE A CRIMINAL OFFENSE. THIS MEMORANDUM IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, A PROSPECTUS OR ADVERTISEMENT FOR A PUBLIC OFFERING OF THE SECURITIES REFERRED TO IN THIS MEMORANDUM.

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The Interests have not been registered under the Securities Act, or the securities laws of any state or any other jurisdiction, nor is such registration contemplated. The Interests will be offered and sold only to “accredited investors” as defined in Rule 501(a) of Regulation D (“Accredited Investors”).The SPV may also require that the Interests be sold only to “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Qualified Purchasers”). The Interests will be sold in accordance with the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act, and other exemptions of similar import in the laws of the states where this Offering will be made. The SPV will not be registered as an Investment Company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The rights, preferences, privileges and restrictions arising out of an investment in an Interest, the rights and responsibilities of the Manager and each person subscribing for Interests (each, a “Member”), and the terms and conditions of this Offering are governed by the operating agreement of the SPV (the “Operating Agreement”), and the subscription agreement between each Member and the SPV (the “Subscription Agreement”), all of which will be provided to the Members. The description of any matters in the text of this Memorandum is subject to and qualified in its entirety by reference to those documents. In particular, terms related to an investment in the SPV may vary from those set forth in this Memorandum as a result of negotiated changes in the Operating Agreement after the date of this Memorandum. The Manager reserves the right to modify the terms of this Offering and of the Interests described in this Memorandum, and the Interests are offered subject to the Manager’s ability to reject any subscription for Interests in whole or in part.

There is no public market for the Interests and no public market is expected to develop in the future. The Interests may not be sold or transferred unless they are registered under the Securities Act or an exemption from that registration under the Securities Act and under any other applicable securities law registration requirements is available. Furthermore, there are limitations on the transfer of interests as contained in the Operating Agreement.

The information contained in this Memorandum is given as of the date on the cover page, unless another time is specified. Members may not infer from either the subsequent delivery of this Memorandum or any sale of Interests that there has been no change in the facts described since that date. Certain of the economic, financial and market information contained in this Memorandum (including certain Forward-looking Statements and information) has been obtained from published sources or prepared by persons other than the Manager. While that information is believed to be reliable for the purposes used in this Memorandum, none of the SPV, the Manager or any of their respective managers, officers, employees, partners, members or affiliates assume any responsibility for the accuracy of that information.

POTENTIAL INVESTORS SHOULD PAY PARTICULAR ATTENTION TO THE INFORMATION IN “INVESTMENT CONSIDERATIONS” IN THIS MEMORANDUM. INVESTMENT IN THE SPV IS SUITABLE ONLY FOR SOPHISTICATED INVESTORS AND REQUIRES THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT THE HIGH RISKS AND LACK OF LIQUIDITY INHERENT IN AN INVESTMENT IN THE SPV. INVESTORS IN THE SPV MUST BE PREPARED TO BEAR THOSE RISKS FOR AN INDEFINITE PERIOD OF TIME. NO ASSURANCE CAN BE GIVEN THAT THE SPV’S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT INVESTORS WILL RECEIVE A RETURN OF THEIR CAPITAL.

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IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE SPV AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX, INVESTMENT OR ACCOUNTING ADVICE. PROSPECTIVE INVESTORS ARE URGED TO CONSULT WITH THEIR OWN ADVISORS WITH RESPECT TO THE LEGAL, TAX, REGULATORY, FINANCIAL AND ACCOUNTING CONSEQUENCES OF THEIR INVESTMENT IN THE SPV.

Each Member is invited to meet with a representative of the SPV and to discuss with, ask questions of and receive answers from that representative concerning the terms and conditions of this Offering, and to obtain any additional information, to the extent that the representative possesses that information or can acquire it without unreasonable effort or expense, necessary to verify the information contained in this Memorandum.

No person has been authorized in connection with this Offering to give any information or make any representations other than as contained in this Memorandum, and any representation or information not contained in this Memorandum must not be relied on as having been authorized by the SPV, the Manager, the managers of the Manager or any of their affiliates.

Certain information contained in this Memorandum constitutes “Forward-looking Statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “intend,” “continue” or “believe,” or the negatives or other variations or comparable terminology. Due to various risks and uncertainties, including those set forth under Section VII: “Investment Considerations,” actual events or results may differ materially from those reflected in the Forward-looking Statements. Any Forward-looking Statements or information contained in this Memorandum should be considered with these risks and uncertainties in mind. Accordingly, undue reliance should not be placed on any Forward-looking Statements and information.

In considering the prior performance information relating to the SPV (if a subsequent Closing occurs) or the Portfolio Company and in the event that such information is contained in this Memorandum (of affiliates of the Manager), prospective investors should bear in mind that past or projected performance is not necessarily indicative of future results, and there can be no assurance that the SPV will achieve comparable results or that the SPV will be able to implement its investment strategy or achieve its investment objectives.

Except as otherwise noted, all references herein to “$” or monetary amounts refer to United States (“U.S.”) dollars.

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I. SUMMARY OF PRINCIPAL TERMS

The following information is presented as a summary of principal terms of the offer and sale of the Interests (the “Offering”) only and is qualified in its entirety by the detailed information appearing elsewhere in this Memorandum, and by the terms and conditions of the SPV’s Operating Agreement (the “Operating Agreement”), a copy of which will be provided to each Member prior to acceptance of any subscription, and the Subscription Agreement of the SPV (the “Subscription Documents”). Capitalized words that are used but not defined herein have the meaning given them in the Operating Agreement. Prior to making any investment in the SPV, the Operating Agreement and Subscription Documents should be reviewed carefully.

The SPV:	The SPV is a newly formed series of a Delaware series limited liability company.

The Manager:	The Manager has sponsored the formation of the SPV and has engaged additional parties to act on behalf of the SPV. The Manager will provide additional services to the SPV, including but not limited to researching the investment opportunity, syndicating the deal to potential investors, conducting due diligence on the Portfolio Company, making liquidity decisions on behalf of the SPV, and coordinating investors investing in the SPV. The Manager shall hold ultimate decision making authority as to the investment made by the SPV.The Manager shall serve as the manager to the SPV and will provide certain operational and support services to the SPV. The Manager holds the powers and authority granted it in the Operating Agreement including complete responsibility and authority for all aspects of the SPV’s business and operations as further described therein. The Manager will follow those instructions.

The Adviser	The Adviser (if applicable) will act in a limited advisory role to the SPV as outlined in the Investment Advisory Agreement (“Advisory Agreement”). The Adviser (if applicable) is not registered as an investment adviser with the Securities and Exchange Commission or any state regulatory authority. If applicable the SPV will pay the Adviser a fee based on its standard schedule of fees charged by the Adviser for similar services as provided for in the Provision of Services Agreement, if any such agreement is executed. The Members acknowledge and understand that the Adviser (if applicable) is not serving as an investment adviser to any individual Member or Member, but rather to the SPV itself.

To determine whether the Adviser is applicable (i.e. providing its services to the SPV) to this Offering, please refer to the “Adviser” definition on the Main Definitions page above.

Administrative Manager	The SPV has entered into a Services Agreement with the Administrative Manager or its affiliates (the “Provision of Services Agreement”). The Manager will appoint the Administrative Manager to assist in administrative affairs of the SPV, such as preparation of applicable tax documents and certain regulatory filings, administrative, accounting, and compliance services, as provided for in the Provision of Services Agreement. The SPV will pay the Administrative Manager a fee based on its standard schedule of fees charged by the Administrative Manager for similar services as provided for in the Provision of Services Agreement.

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Independent Auditors:	The SPV’s fiscal year ends on December 31. If deemed necessary by the Manager, the SPV will retain an independent auditor to audit the SPV’s financial statements on an annual basis.

The Offering:	The SPV is offering, through this Memorandum, its limited liability company interests (the “Interests”) on a private placement basis to investors who satisfy the eligibility standards described in this Memorandum. Persons whose subscriptions are accepted by the SPV will be admitted as members of the SPV (“Members”). Each Interest includes the right of that Member to all benefits to which a Member may be entitled pursuant to the Operating Agreement and under applicable law, together with all obligations of the Member to comply with the terms and provisions of the Operating Agreement and applicable law.

SPV Investment:	The SPV has been formed for the sole purpose of purchasing the unregistered Portfolio Company Securities (as defined in the Main Definitions page) of the Portfolio Company (as defined in the Main Definitions page). The Portfolio Company Securities will be acquired by the SPV in any of the following possible ways, and/or a combination thereof: (a) directly from the Portfolio Company in a private placement conducted by the Portfolio Company in accordance with Regulation D of the Securities Act of 1933 (the “Private Placement”); (b) directly on the secondary market from existing shareholders of the Portfolio Company and subject to approval of the transfer, where applicable, by the Portfolio Company; and/or (c) indirectly through a subscription for equity interests in a special purpose vehicle(s) sponsored by existing shareholder(s) of the Portfolio Company, or other parties, including those affiliated with the Manager, that will acquire Portfolio Company Securities in the Private Placement. Investment in the Portfolio Company Securities will constitute the only investment of the SPV. The SPV will acquire the Portfolio Company Securities at a price as negotiated by the Manager. The activities of the SPV do not constitute a managed investment program. Investment in the SPV is designed only for sophisticated persons who are able to bear the total loss of their capital contribution to the SPV.

Offering Frequency:	During the period commencing with the date of this Memorandum and ending with the termination of the Private Placement, the SPV will accept subscriptions for Interests. Interests will be issued in a single closing (each, a “Closing”).

Management:	All management decisions regarding the business of the SPV will be made by the Manager, and the Members will have limited or no rights to vote, approve or otherwise participate in the business and affairs of the SPV. The Manager does not, and will not owe any fiduciary duties of any kind whatsoever to the SPV, or to any of the Members, by virtue of its role as the Manager, including, but not limited to, the duties of due care and loyalty, whether those duties were established as of the date of the Operating Agreement or any time hereafter, and whether established under common law, at equity or legislatively defined. By signing the Operating Agreement, Members will agree that the fiduciary duties are affirmatively eliminated and waived as to the fullest extent permitted by Delaware law.

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Maximum Number of Investors:	The Manager intends at the present time to limit the number of Members to a maximum of 100.

Investment Minimum:	The SPV has determined a Minimum Total Subscription Amount from a Member, although the Manager may accept subscriptions of lesser amounts, in its sole discretion.

Investment Procedure:	An eligible investor may subscribe for Interests by delivering to the SPV, at least 48 hours prior to the Closing, properly completed and fully executed Subscription Documents, together with all required supporting documentation. Once made, subscriptions are irrevocable. All Total Subscription Amounts will be held in an account until the earlier of: (i) the acceptance by the Manager of the Member’s Subscription Documents and satisfaction of the conditions of the Closing (collectively, the “Closing Conditions”); or (ii) the rejection by the Manager of the subscription or the termination of this Offering.

Upon the acceptance of a subscription by the Manager at the Closing the Member will be admitted as a Member of the SPV and will have an Interest representing a proportionate share of the net assets of the SPV based on relative capital contributions of all Members at the Closing.

Under the terms of the Subscription Documents and the Operating Agreement, Members may, from time to time, at the discretion of the Manager, be required to provide representations, documentation, instruments or information to facilitate a Closing, satisfy Closing Conditions, satisfy applicable anti-money laundering requirements and for certain other purposes.

Acceptance / Rejection of Subscriptions:	The Manager reserves the right to accept or reject any subscription, in whole or in part. The Manager will notify each Member as to whether it has accepted its subscription. The Manager may, in its sole discretion, allocate Interests among Members in any manner it determines.

Fees or Expenses:	The SPV may retain amounts contributed by the Members toward expenses of the SPV in an account in its name as needed. All organizational and operating expenses of the SPV will be paid by the SPV (excluding any regulatory expenses, or other costs incurred by the Manager in connection with its daily operations, including but not limited to salary and other payments to employees or officers of the Manager).

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Management Fee:	The Management Fee shall be due as outlined herein, to be paid in accordance with the Management Fee Collection. Such Management Fee will be separate from, and in addition to, any fees paid to third-party service providers (i.e., the Manager, Adviser (if applicable), auditor, etc.) for their respective services performed on behalf of the SPV.

SPV Operating Expenses:	The SPV will pay (or reimburse the Manager or its affiliates for) or will be responsible for operating costs and expenses incurred by it or on its behalf, including (a) out-of-pocket expenses that are associated with disposing Portfolio Company Securities, including transactions not completed; (b) extraordinary expenses, if any (such as certain valuation expenses, litigation and indemnification payments); (c) interest on borrowed money, investment banking, financing and brokerage fees and expenses, if any; (d) expenses associated with the SPV’s tax returns and Schedules K-1, custodial, legal, audit and insurance expenses, any taxes, fees or other governmental charges levied against the SPV; (e) attorneys’ and accountants’ fees and disbursements on behalf of the SPV; (f) insurance, regulatory or litigation expenses (and damages), (g) expenses incurred in connection with the winding up or liquidation of the SPV (other than liquidation expenses permissible under the Operating Agreement; (h) expenses incurred in connection with any amendments to the constituent documents of the SPV and related entities, including the Manager; (i) third-party service providers, including but not limited to fees paid to the Manager, Adviser (if applicable), auditing firm, etc.; and (j) expenses incurred in connection with the distributions to the Members and in connection with any meetings called by the Manager.

Distributions / Liquidity Event	The Manager does not expect to make any distributions prior to the occurrence of a Liquidity Event.

A “Liquidity Event” means the receipt by the SPV of a material amount of cash, or non-cash assets, that may readily be transferred or liquidated for cash, as set forth in Section VII.1 of the Operating Agreement, received by the SPV in respect of Portfolio Company Securities held by the SPV. A Liquidity Event for a Portfolio Company will be deemed to occur upon the earliest of (a) the effectiveness of a registration statement filed by a Portfolio Company with the SEC on Form S-1 with respect to Identified Shares of that Portfolio Company held by the SPV, after any applicable IPO Lock-Up Period, and then only after the Manager determines in its sole discretion that liquidating the shares is in the best interest of the SPV; (b) a Merger Event, including a sale of all or substantially all of the assets, of a Portfolio Company in which the merger consideration is comprised of (i) equity interests of the acquiring company which are registered under the Securities Act, or which are otherwise readily transferable; or (ii) cash or other readily transferable assets; (c) the bankruptcy, liquidation or dissolution of a Portfolio Company; or (d) upon the Manager, in its discretion, determining that a Portfolio Company Securities and any other assets of the SPV in respect of those securities are freely or readily transferable, each as of the date that that consideration is received or that determination or transferability is made.

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A “Merger Event” will be deemed to occur in the event that a Portfolio Company merges or consolidates with or into any other entity, and in which a Portfolio Company is not the parent or surviving company, after giving effect to that transaction, the equity owners of a Portfolio Company immediately prior to that transaction cease to own at least a majority of the equity interest of a Portfolio Company.

Distributions may be comprised of (i) Portfolio Company Securities; or (ii) cash or other freely transferable securities to the extent that, in connection with a Liquidity Event, the SPV receives cash or other securities in exchange for Portfolio Company Securities. Interim distributions will be made only from distributions received by the SPV from such Portfolio Company.

The SPV will first use available assets to repay outstanding debts and obligations, if any, of the SPV. Then, distributions will generally be made in accordance with the Carry Calculation.

Subject to the Manager’s ability to establish permitted reserves, the Manager anticipates affecting final distributions to the Members as soon as is commercially practicable following a Liquidity Event. Interim distributions, if any, will be made at those times as the Manager determines in its sole discretion. All distributions will be made subject to, and following satisfaction of, any requirements relating to or restricting the transfer of Interests or Portfolio Company Securities imposed by the Company or at law. In connection with distributions and if required by the Company, each Member agrees to be subject to the terms of the Portfolio Company Securities purchase agreement executed by the SPV as if that Member was an original purchaser of the Portfolio Company Securities.

For the avoidance of doubt, any expenses relating to the transfer of the Portfolio Company Securities or other assets to the Members following a Liquidity Event will be borne by the SPV. Such expenses may include brokerage commissions, escrow fees, clearing and settlement charges, and custodial fees. The amount of assets that are distributable to the Members will be net of those expenses.

Restrictive Agreements and Lockup:	The Portfolio Company Securities purchased (directly or indirectly) by the SPV may be subject to restrictions on transfer and rights of first refusal in favor of a Portfolio Company, and will likely be subject to a lock-up by which the SPV would not be permitted to distribute the Portfolio Company Securities to Members for a period of 180 days or more following the effective date of an initial public offering of the Portfolio Company Securities (the “IPO Lock-Up Period”).

Allocations:	The SPV’s items of income, gain, loss or credit recognized by the SPV will be allocated to each Member’s Capital Account in a manner generally consistent with the distribution procedures stated in “Distributions”.

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Capital Account:

The SPV will establish and maintain a capital account (“Capital Account”) for each Member. The Capital Account of a Member will be (i) increased by (a) the amount of all capital contributions by that Member to the SPV; and (b) any Profits (or items of gross income) allocated to that Member; and (ii) decreased by (a) the amount of any Losses (or items of loss) allocated to that Member; and (b) the amount of any distributions to that Member. Capital Accounts will be maintained in accordance with U.S. federal income tax guidelines.

Securities Laws:	The Interests will not be registered under the Securities Act. Offers of Interests will be made solely to investors that are Accredited Investors, and in some cases may also be required to be Qualified Purchasers. See Section V: “The Offering—Eligible Investors and Suitability Standards.”

Investment Company Act of 1940:

The SPV intends to rely on the exemption from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”) by reason of the exemption specified in Section 3(c)(1) (for issuers whose securities are beneficially owned by 100 or fewer investors, or by 250 or fewer investors for a “qualifying venture capital fund” as defined in that Section) or Section 3(c)(7) (for issuers whose securities are owned exclusively by “qualified purchasers” within the meaning of the Investment Company Act). Only “accredited investors” will be admitted as Members, and in some cases, the Members may also be required to be “qualified purchasers.”

To determine which exemption is applicable (i.e., on which exemption of the Investment Company Act the SPV is relying upon) in this Offering, please refer to the “Investment Company Act Exemption of the SPV” definition on the Main Definitions page above.

For the SPV to avoid classification as an “investment company” under the Investment Company Act, the Manager may limit ownership by any other investment company (even if it is exempt from the definition under Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act) to less than 10% of the outstanding Interests at the time that entity invests in the SPV. If the entity subscribes for Interests, the Manager may limit, in its sole discretion, the Interest sold to that entity to less than 10% of the value of the total Interests after that entity’s investment. If the entity’s subscription is for a greater amount, the difference will, in the Manager’s discretion, be rejected and refunded.

Other Business Activities of Manager:	The Manager, for as long as it remains the Manager, will devote time to the SPV as is reasonably necessary to effectively manage its affairs. The Manager is not otherwise precluded from engaging in or pursuing, directly or indirectly, any interest in other business ventures of any kind, nature or description, independently or with others.

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Manager Not Exclusive:	The Manager is permitted to create and manage one or more subsequent funds having a substantially similar investment strategy without any notice or consent of the Members (a “Subsequent SPV”).

Exculpation and Indemnification

Not the Manager, the Administrative Manager, Adviser (if applicable), the Partnership Representative (as such are defined in the Operating Agreement), nor their respective members, managing members, shareholders, partners, employees, directors, officers, advisors, consultants, personnel or agents or Affiliates (as such are defined in the Operating Agreement) (collectively, “Indemnified Persons”) will be liable to the SPV or any Member any losses, liability, claims, damages or expense (“Losses”) so long as (i) that Indemnified Person acted in good faith and believed that conduct was in the best interests of the SPV; and (ii) that conduct did not constitute gross negligence, willful misconduct, bad faith or fraud.

In addition, the SPV may pay the expenses incurred by the Indemnified Person in defending an actual or threatened civil or criminal action in advance of the final disposition of that action, provided that person agrees to repay those expenses if found by final adjudication not to be entitled to indemnification. The SPV may obtain insurance for (at the SPV’s expense) the Indemnified Persons for any Losses except those attributable to conduct in the foregoing clause (ii).

Transfer of Interests; Withdrawal of Members:	The transfer of any Interests is subject to several restrictions, including the consent of the Manager. The transferee of any Interests must meet all investor suitability standards, complete subscription documents and comply with any applicable anti-money laundering requirements. The Manager will be allowed to transfer its Interest to an affiliate, provided the Manager continues to control the Interest. Members may not withdraw from the SPV prior to its termination and dissolution, and no Member has the right to require the SPV to redeem its Interest; provided that under limited circumstances, benefit plan members may be permitted or required to withdraw from the SPV.

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Dissolution:	The SPV will dissolve and be liquidated upon the earliest of: (a) the end of the Term (unless the term is extended pursuant to the Operating Agreement); (b) the final distribution to the Members; (c) entry of a judicial decree of dissolution pursuant to Delaware law; or (d) the Manager’s sole discretion to dissolve the SPV.

In the event that on the Anniversary of the last year of the Term a Liquidity Event has not yet occurred, then the Manager may appoint a third-party liquidator or custodian at the expense of the SPV and/or distribute the assets of the SPV to a liquidating trust or vehicle (a “Liquidating Vehicle”) for the benefit of the Members. Interests in the Liquidating Vehicle will generally be subject to terms comparable to the Interests; provided that, in addition to other expenses contemplated in this Memorandum, interests in a Liquidating Vehicle may be subject to actual expenses incurred in connection with the ongoing operations of the Liquidating Vehicle. The Manager will have authority to make those adjustments or amendments to the terms of the Operating Agreement necessary to affect the terms of this paragraph.

On dissolution, the assets of the SPV will be liquidated by the Manager as promptly as possible; and after provision for all other debts and liabilities of the SPV (including those, if any, to Members), the remaining assets will be distributed to the Members in proportion to and in accordance with the Operating Agreement’s provisions for distribution of distributable proceeds.

Compulsory Redemption:	The Manager may, by notice to a Member, force the sale of all or a portion of that Member’s Interest on terms as the Manager determines to be fair and reasonable, or take other actions as it determines to be fair and reasonable in the event that the Manager determines or has reason to believe that: (i) the Member has attempted to effect a Transfer of, or a Transfer has occurred with respect to, any portion of that Member’s Interest in violation of the Operating Agreement; (ii) continued ownership of that Interest by that Member is reasonably likely to cause the SPV to be in violation of securities laws of the United States or any other relevant jurisdiction or the rules of any self-regulatory organization applicable to the Manager, the SPV or their affiliates; (iii) continued ownership of that Interest by that Member may be harmful or injurious to the business or reputation of the SPV, the Manager, or their affiliates, or may subject the SPV or any Members to a risk of adverse tax or other fiscal consequence; (iv) any of the representations or warranties made by that Member in connection with the acquisition of that Member’s Interest was not true when made or has ceased to be true; or (v) that Member’s Interest has vested in any other person by reason of the bankruptcy, dissolution, incompetency or death of that Member.

Reports:	Within 30 days following the Closing, or as soon as practicable after the Closing, the SPV may provide to each Member a statement of its Capital Account.

The SPV’s fiscal year will end on December 31. Within 90 days after the end of each Fiscal Year, or as soon as practicable, the SPV expects to furnish to each Member sufficient information from its information return as is necessary for each Member to complete U.S. federal and state income tax returns with respect to its Interest, along with any other tax information required by law. Schedule K-1 will be furnished to Members annually.

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Confidentiality:	A Member’s rights to access or receive any information about the SPV or its business will be conditioned on the Member’s willingness and ability to assure that the information will be used solely by the Member for purposes of monitoring its Interest, and that the information will not become publicly available as a result of the Member’s rights to access or receive that information. Each Member will be required to maintain information provided to it about the SPV or its business in confidence and not to disclose the information except in certain limited circumstances. The Manager will be entitled to withhold certain SPV information from Members who are unable to comply with the SPV’s confidentiality requirements. The Manager may limit the information that is made available to investors regarding a Portfolio Company investment.

Limitation of Liability and Indemnification:	The Indemnified Persons (in each case, an “Indemnitee”) will not be liable to the SPV or the Members for any act or omission of those parties, except to the extent that any losses or damages incurred by the SPV are primarily attributable to those parties’ gross negligence, willful misconduct, bad faith or fraud. The SPV will indemnify, and may obtain insurance for (at the SPV’s expense), the Indemnitees for any losses, claims, expenses, damages and liabilities (“Losses”) incurred by them in connection with the SPV, its business, properties and affairs, except for Losses which are primarily attributable to their gross negligence, willful misconduct, bad faith or fraud.

Certain Tax Considerations:	The SPV elects to be taxed as a partnership and generally will not be subject to U.S. federal income tax, and each Member subject to U.S. income tax will be required to include in computing its U.S. federal income tax liability its allocable shares of the items of income, gain, loss and deduction of the SPV, regardless of whether and to what extent distributions are made by the SPV to that Member.

Unrelated Business Income Tax:	The Manager will use its reasonable efforts to cause the SPV not to earn any unrelated business taxable income (“UBTI”) except for investments which the Manager expects will generate UBTI, as provided in the Operating Agreement.

Risk Factors:	An investment in the SPV and the SPV’s investment strategy involves significant risks, including those associated with investments in the SPV’s targeted industry and market. An investment in the SPV is speculative and involves a high degree of risk. An investor could lose all or a substantial amount of his or her investment in the SPV. The SPV’s performance may be volatile and is suitable only for persons who can afford fluctuations in the value of their capital. The SPV has limited liquidity and is suitable only for persons who have limited need for liquidity and who meet the suitability standards set forth in this Memorandum. There is no assurance that the SPV will be successful or that its investment objective will be achieved. No secondary market for the Interests is expected to develop, and there are severe restrictions on an investor’s ability to withdraw and transfer Interests. The SPV has limited liquidity. See “Investment Considerations” in this Memorandum for a detailed list of risk factors.

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Each potential investor should not construe the contents of this Memorandum as legal, tax, investment or other advice. Each recipient should carefully review this Memorandum and obtain the advice of legal, accounting, tax and other advisors in connection therewith before deciding to invest in the SPV.

Investments by Non-U.S. Investors:	Investments from non-U.S. investors are permitted.

Amendments:	The Operating Agreement provides broad discretion to the Manager to amend the Operating Agreement without the consent of the Members. Members are encouraged to read the provisions of the Operating Agreement relating to amendments. Additionally, the Manager may waive or modify any provision of the Operating Agreement with respect to any Member or prospective Member by agreement. Notwithstanding the foregoing, the Manager may not amend the Operating Agreement, or waive or modify any provision of the Operating Agreement with respect to any Member, in any way that materially adversely affects the economic interests of a Member’s Interest without the consent of the Member.

Portfolio Company Disclosure Material:	Members have not been provided any disclosure materials or related information relating to a Portfolio Company as part of this Offering. Investors will be required to acknowledge and represent that they are subscribing for Interests based on their own assessment and knowledge of a Portfolio Company and the Portfolio Company Securities.

No Voting Rights:	Members will not have management rights. Members will not have voting rights except under the limited circumstances expressly provided in the Operating Agreement.

Proxy Voting Policy:	The Manager, at the advice of the Adviser (if applicable), will exercise proxy voting authority on behalf of the SPV. In exercising its proxy voting authority, the Manager expects to vote with the majority of other holders of the Portfolio Company Securities.

Side Letters:	The Manager and/or the SPV may from time to time enter into a side letter or similar agreement with a Member (a “Side Letter”) pursuant to which the such Member may invest in the SPV on terms different, and in some circumstances more favorable, than those described in this Memorandum, including without limitation an agreement that (a) provides the Subscriber with the ability to withdraw all or part of its capital account balance from the SPV on terms that are more favorable than the terms granted to other Members; (b) provides for a preferred return that differs from the rates set forth in this Memorandum and are more favorable than the terms granted other Members; and/or (c) provides for a Management Fee and/or expenses that are lower than currently offered other Members. The Manager and the SPV are not obligated, and do not intend, to disclose the existence of any Side Letter to other Members, nor extend the terms of any Side Letter to other Members.

Shareholder Rights:	The Manager will not be obligated to exercise any shareholder rights with respect to a Portfolio Company and Portfolio Company Securities such as pre-emptive rights, co-sale rights, tag-along rights, etc., but may choose to do so on behalf of the Members at the discretion of the Manager. The Manager may choose to assign those rights to another entity for the benefit of the Members in its discretion.

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II. PORTFOLIO COMPANY

Investment

The SPV will invest in the Portfolio Company Securities in accordance with the respective transaction (or several) as set forth in the SPV Investment in an amount equal to the total subscriptions less the amounts reserved for any SPV expenses, Management Fee, SPV Setup Costs and additional expenses imposed by the Portfolio Company, if any (please see the Special Provisions of Portfolio Company Documents section for details, if included), or any third party participating in the secondary transaction.

Portfolio Company Securities agreement

A draft version of the Portfolio Company Securities agreement to be entered by the SPV in respect to the Portfolio Company Securities may be found with the Manager (if the Manager wishes to disclose). The SPV expects that the final version shall be substantially similar to the document provided by the Manager, it being understood, however, that the SPV is entitled to negotiate the terms of such document without having to notify its Members thereof.

III. MANAGEMENT OF THE SPV

The Manager is responsible for the management and day-to-day administration and operations of the SPV. The Operating Agreement contains limitations on the liability of the Manager and its affiliates for any action taken, or any failure to act, on behalf of the SPV unless there is a judgment or other final adjudication adverse to the Manager and those affiliates establishing that (1) the Manager’s acts or omissions involve gross negligence, willful misconduct, bad faith or fraud; or (2) the Manager personally gained in fact a financial profit or other advantage to which the Manager was not legally entitled. The Operating Agreement also provides for indemnification of the Manager, the Administrative Manager, and their affiliates and advance of certain expenses for any losses for which the Manager is absolved from liability under the terms of the Operating Agreement.

The Manager will instruct the SPV with regard to any decisions the SPV may be asked to make as holder of the Portfolio Company Securities.

IV. THE SPV INVESTMENT

The Manager will not determine the price at which the SPV acquires (directly or indirectly) the Portfolio Company Securities and the SPV will hold the Portfolio Company Securities until there is a Liquidity Event, after which the SPV will distribute to the Members as soon as practicable the Portfolio Company Securities or the net proceeds (whether in the form of cash or other securities) realized by the SPV in connection with a Liquidity Event.

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V. THE OFFERING

Eligible Investors and Suitability Standards

Interests are offered only to certain sophisticated investors that are individuals, corporations, partnerships, limited liability companies, and trusts. Employee Benefit Plans and Tax-Exempt Entities are not entitled to participate in the Interests offered herein. As used in this Memorandum, “Employee Benefit Plan” investors include benefit plans subject to part IV of Title I of ERISA, such as employer-sponsored pension plans and profit-sharing plans, and plans subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), such as Keogh plans and individual retirement accounts (“IRAs”), other employee benefit or qualified retirement plans, and other entities whose assets are deemed to include assets of any Employee Benefit Plan, for avoidance of doubt, the Employee Benefit Plan will not include self-directed IRAs; however, capital commitments from such self-directed IRAs cannot exceed more than twenty five percent (25% of the total capital committed to the SPV. In addition, the term “Tax-Exempt Entities” includes any entity exempt from federal income taxation, including Employee Benefit Plans and private foundations and endowments.

In addition to the net worth, income and investments standards described in the Subscription Agreement, each Member must have funds adequate to meet personal needs and contingencies, must have no need for prompt liquidity from investment in the SPV and must purchase Interests for long-term investment only and not with a view to resale or distribution. A Member’s Contributed Capital (as adjusted to reflect the allocation of income and losses of the SPV may be withdrawn only as set forth in the Operating Agreement.

Each investor, either alone or with a purchaser representative, must also have sufficient knowledge and experience in financial and business matters generally, and in securities investment in particular, to be capable of evaluating the merits and risks of investing in the SPV. Because of the restrictions on withdrawing funds from the SPV and the risks of investment (some of which are discussed under Section VII – “Investment Considerations”), an investment in the SPV is not suitable for an investor that does not meet the suitability standards as outlined in the Subscription Agreement. A prospective investor may not, however, rely on the Manager to determine the suitability of its investment in the SPV. The Manager assumes no liability for a Member’s decision to invest in the SPV).

Reliance on Member Information

Representations and requests for information regarding the satisfaction of investor suitability standards are included in the Subscription Agreement that each Member must complete. The Interests have not been registered under the Securities Act. The Interests are being offered in reliance on Section 4(a)(2) and Regulation D of the Securities Act, and in reliance on applicable exemptions from state law registration or qualification provisions. Accordingly, before selling Interests to any offeree, the Manager will make all inquiries reasonably necessary to satisfy itself that the prerequisites of those exemptions have been met. Members will also be required to provide additional evidence as deemed necessary by the Manager to substantiate information or representations contained in their respective Subscription Agreements. The standards set forth above are only minimum standards. The Manager reserves the right, in its exclusive discretion, to reject any Subscription Agreement for any reason, regardless of whether a Member meets the suitability standards contained in this Memorandum. In addition, the Manager reserves the right, in its exclusive discretion, to waive minimum suitability standards not imposed by law.

The Manager will impose suitability standards comparable to those contained in this Memorandum in connection with any resale or other transfer of Interests permitted under the Operating Agreement.

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Plan of Distribution

Interests are being offered and will be sold directly by the Manager on behalf of the SPV. No underwriters, brokers, dealers or finders have been engaged by the Manager or the SPV to offer or sell Interests.

VI. LEGAL AND TAX MATTERS

General

The following is a brief summary of certain U.S. federal income tax considerations that may be relevant to an investment in the SPV. This summary does not contain a comprehensive discussion of all U.S. federal income tax consequences that may be relevant to a Member in view of that Member’s particular circumstances or (unless otherwise indicated) to certain Members subject to special treatment under U.S. federal income tax laws – such as regulated investment companies, personal holding companies, brokers or dealers in securities, banks and certain other financial institutions, tax-exempt organizations, trusts and insurance companies – nor does it address any state, estate, local, foreign or other tax consequences of an investment in the SPV, except as otherwise provided in this Memorandum. This summary is based on the assumptions that (i) each Member (and each of its beneficial owners, as necessary under U.S. federal income tax withholding and backup withholding rules) will provide all appropriate certifications to the SPV in a timely fashion to minimize withholding (or backup withholding) on each Member’s distributive share of the SPV’s gross income; and (ii) each Member will hold its Interest as a capital asset for U.S. federal income tax purposes. Each Member should also note that, except as otherwise provided in this Memorandum, this summary does not address the interaction of U.S. federal tax laws and any income or estate tax treaties between the U.S. and any other jurisdiction.

For purposes of this discussion, the term “U.S. person” generally means any U.S. citizen or resident individual, any corporation, limited liability company or partnership organized under U.S. law, any estate (other than an estate the income of which, from sources outside the U.S. that is not effectively connected with a trade or business within the U.S., is not includible in its gross income for U.S. federal income tax purposes) and any trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “U.S. Member” means any Member that is a U.S. person and, unless the context otherwise requires, includes any U.S. person that holds an equity Interest through one or more partnerships or other entities treated as transparent for U.S. federal income tax purposes. The term “Non-U.S. Member” means a Member that is not a U.S. person.

No assurance can be given that the Internal Revenue Service (the “IRS”) will concur with the tax consequences set forth below. Each prospective investor is advised to consult its own tax counsel as to the specific U.S. federal income tax consequences of an investment in the SPV and as to applicable foreign, state, estate and local taxes. Also, see the discussion of tax matters under “Investment Considerations” in Section VII.

Prospective investors should confer with their tax advisors regarding the tax consequences of investment in the SPV, including the impact of state, local and foreign tax laws, considering the prospective investors’ particular circumstances. The Manager assumes no responsibility for the tax consequences of this transaction to any investor.

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Federal Income Tax Treatment as a Partnership

The Treasury Regulations provide that a partnership will be treated as a partnership for federal income tax purposes unless it elects to be treated as an association taxable as a corporation or is considered to be a publicly traded partnership. The SPV has no intention of electing to be treated as an association taxable as a corporation for federal income tax purposes. Moreover, the SPV does not intend to participate in or allow any of the activities that would cause the SPV to be treated as a publicly traded partnership within the meaning of the Code and the Treasury Regulations. Accordingly, the SPV believes, and the remainder of this discussion assumes, that the SPV will be treated as a partnership for federal income tax purposes and that each Member will be treated as a partner for federal income tax purposes.

Because it will be treated as a partnership for federal income tax purposes, the SPV will file annual income tax information returns but will not be subject as an entity to federal income tax liability. Instead, each Member will receive an IRS Form 1065, Schedule K-1, showing the Member’s share of the SPV’s income, gain, loss, deduction and credit for each tax year. Each Member generally will be required to report, on the Member’s separate income tax return, that Member’s share of SPV income, gain, loss, deduction and credit, whether or not any cash or other property is distributed to that Member by the SPV. In the absence of cash distributions from the SPV, a Member may have to use funds from other sources to pay taxes with respect to any SPV income or gain that is allocated to that Member. Similarly, each Member generally will be able to report its share of losses of the SPV, if any, for tax purposes, subject to certain limitations (discussed below), even if the Member receives a cash distribution.

Because the SPV will be treated as a partnership for federal income tax purposes, it will have its own taxable year separate from the taxable years of Members. Pursuant to Section 706 of the Code, unless a business purpose can be established to support a different taxable year, a partnership generally must use the “majority interest taxable year,” which is the taxable year that conforms to the taxable year of the holders of more than fifty percent (50%) of the interests in the partnership. In this case, the majority interest taxable year is expected to be the calendar year, and the SPV does not anticipate that it will seek to use a different taxable year based on its business purpose.

Members’ Bases in SPV Interests

Generally, the initial tax basis of a Member’s Interest will equal the amount of money paid for that Interest or contributed to the SPV, plus the Member’s adjusted tax basis in any property contributed to the SPV, less liabilities of the Member that are assumed by the SPV, plus the Member’s share of the SPV’s liabilities determined in accordance with the Treasury Regulations under Section 752 of the Code. A Member’s tax basis in its Interest will be increased by the Member’s allocable share of SPV taxable income and the amount of any additional contributions to capital. A Member’s tax basis in its Interest will be decreased (but not below zero) by the Member’s allocable share of SPV taxable losses and the amount of any distribution to the Member by the SPV. A Member may deduct its allocable share of SPV losses only to the extent that those losses do not exceed the Member’s adjusted tax basis in its Interest. Losses in excess of basis may be carried forward until the Member’s adjusted tax basis in its Interest is increased above zero.

Allocations of Net Income and Net Losses

Net Income and Net Losses will be allocated among Members in accordance with the Operating Agreement. The Manager believes that allocations of Net Income and Net Losses contained in the Operating Agreement will be in accordance with the Members’ Interests in the SPV or will have “substantial economic effect” within the meaning of the Treasury Regulations under Section 704 of the Code. Accordingly, the Manager expects that the allocations contained in the Operating Agreement will be respected by the IRS.

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Distributions

A Member generally will be taxed on the income and gain of the SPV that is allocated to the Member, whether or not any money or other property is distributed to the Member to pay the resulting federal income tax liability. A cash distribution generally will be treated as a return of capital to the extent of the Member’s adjusted tax basis in its Interest and will not constitute taxable income to that extent. A Member’s adjusted tax basis in its Interest will be reduced by the amount of those distributions, and any amounts of money distributed to a Member in excess of the Member’s adjusted tax basis in its Interest generally will be treated as gain from the sale or exchange of the Interest. The federal income tax treatment of that gain will be subject to the considerations that are discussed under “Disposition of SPV Interests” below. If the SPV distributes an asset other than money to a Member, the Member generally will not recognize any gain or loss until the Member sells or otherwise disposes of the asset. If the Member’s adjusted tax basis in its Interest exceeds the SPV’s adjusted tax basis in the asset distributed, the Member’s initial tax basis in that asset will be the same as the SPV’s adjusted tax basis in the asset immediately before the distribution. If, however, the Member’s adjusted tax basis in its Interest is less than the SPV’s adjusted tax basis in the asset distributed, the Member’s initial tax basis in the asset will be the same as the Member’s adjusted tax basis in its Interest. The Member’s gain or loss from a subsequent sale or other taxable disposition of an asset will equal the difference, if any, between the amount realized on the sale or other taxable disposition and the Member’s adjusted tax basis in the asset. The character of that gain (as capital gain or ordinary income) will depend generally on the character of the asset in the hands of the Member and the character of certain assets inside the SPV. For purposes of determining whether capital gain from a Member’s sale of an asset will be treated as long-term capital gain or short-term capital gain, the Member generally may add the SPV’s holding period of the asset to the Member’s holding period of the asset.

Disposition of SPV Interests

In general, a Member will recognize gain or loss from a sale or other taxable disposition of an Interest in an amount equal to the difference, if any, between the amount realized on the sale or other taxable disposition and the Member’s adjusted tax basis in the Interest. If an Interest is held as a capital asset of the Member, the gain or loss generally will be treated as long-term capital gain or loss, provided the Interest was held for more than one (1) year before the date of the sale or other taxable disposition. Some or all of the gain from a sale of an Interest may be characterized as ordinary income regardless of the Member’s holding period of the Interest, however, to the extent of the Member’s share of the SPV’s inventory and unrealized receivables.

Unrelated Business Taxable Income

Tax-exempt entities and qualified plans, including public charities, private foundations, IRAs and other qualified retirement plans are subject to federal income tax on UBTI. The rates of that tax depend on the nature of the tax-exempt entity or qualified plan. UBTI is defined generally as gross income from any unrelated trade or business, less the allowable deductions that are directly related to the carrying on of the trade or business, with certain statutory modifications. For purposes of calculating UBTI, a partner in a partnership is considered to be engaged in the trade or business of the partnership. Thus, a Member will be considered to be engaged in the business of the SPV for UBTI purposes. Whether the trade or business of the SPV will generate UBTI will depend generally on (a) the character of the Interest with respect to each Member, (b) whether the SPV has net taxable income and (c) the character of items of gross income generated by the SPV.

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As discussed above, a Member will include in income its distributive share of items of SPV income and losses. A Member that is a tax-exempt entity or plan must categorize those items under the rules of Section 512 of the Code to determine whether they must be included in computing UBTI. Items of gross income that are generally excluded from UBTI include dividends, interest, and gains or losses from the sale of property held for investment. Items of SPV income that would otherwise be excluded from UBTI, however, will generate UBTI if the income-producing property is considered “debt-financed property” within the meaning of Section 514 of the Code. Subject to certain exceptions in the Operating Agreement, the Manager will use commercially reasonable efforts not to take any action that would cause any Member subject to Section 511 of the Code to be allocated UBTI under Sections 512 or 514 of the Code. Furthermore, the SPV is authorized to borrow money pending the receipt of contributions to provide for interim acquisition financing in furtherance of the SPV’s business (see “Summary of Principal Terms”). Thus, it is possible that some of the investments held by the SPV will constitute debt-financed property and will generate UBTI to an investor that is a tax-exempt entity or qualified plan. In addition, if an investor that is a tax-exempt entity or qualified plan borrows money to acquire its Interest, that Interest will be treated as debt-financed property.

The foregoing is intended only as a general discussion of UBTI. The UBTI rules are complex, and their application depends in large part on the circumstances of each tax-exempt entity or qualified plan that invests in the SPV. Any tax-exempt entity or qualified plan that is considering an investment in the SPV should consult with its tax advisor regarding the impact of such an investment on UBTI.

Dissolution and Liquidation of SPV

Upon dissolution of the SPV, any remaining assets of the SPV may be sold, which may result in the SPV realizing taxable gain that would be allocated among Members. Distributions of cash or SPV assets in complete liquidation of the SPV generally will be treated first as a return of capital and thereafter as gain from the sale of an Interest, to the extent of the amount of money and the fair market value (determined as of the date of liquidation) of any assets distributed. Generally, upon liquidation of the SPV, each Member will recognize gain to the extent that the amount of money and the fair market value (determined as of the date of liquidation) of certain marketable securities distributed exceeds the Member’s adjusted tax basis in the Interest at the time of distribution. The gain generally will be considered as gain from the sale or exchange of an Interest.

Tax Termination of the SPV

If 50% or more of the Interests are sold or exchanged within any 12-month period (excluding successive transfers of the same Interest), the SPV will be treated as having been terminated for federal income tax purposes. Neither the admission of Members that contribute capital nor the withdrawal of Members is considered a sale or exchange of an Interest for purposes of this rule. If a termination occurs, the SPV will be treated for federal income tax purposes as having contributed all of its assets and liabilities to a new partnership and, immediately thereafter, as having distributed interests in the new partnership to the purchasing partner and the other remaining partners pro rata. This deemed transaction may have certain adverse federal income tax consequences, such as restarting the depreciation period for some or all of the SPV’s depreciable assets, and possibly “bunching” income of Members whose taxable years differ from the SPV’s taxable year.

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Passive Activities

Losses generated by “passive activities” generally are deductible only to the extent of income generated by passive activities. Generally, any Member interest in a partnership is treated as an interest in a passive activity for purposes of the passive-activity loss rules. A Member’s allocable share of all taxable income, gain or loss of the SPV would, under the general rule, be considered passive income, gain or loss.

Returns and Tax Information

The SPV will annually furnish to Members sufficient information for Members to prepare their own federal and state income tax returns and reports. Schedule K-1 will be furnished to Members annually. Because the SPV cannot provide this information until it has all necessary information with respect to its investments, a Member may be required to file for tax extensions in order to allow sufficient time for the completion of SPV’s income tax returns. The SPV’s information returns will be prepared by certified public accountants selected by the Manager.

Tax Reporting by U.S. Investors

U.S. tax rules impose information reporting requirements on U.S. persons who own, directly or indirectly under attribution rules, more than certain threshold amounts of stock in a non-U.S. corporation. These persons must disclose, among other things, various transactions between themselves and those non-U.S. corporations. For purposes of these reporting requirements, stock ownership is determined regarding certain stock attribution rules, and each investor is treated as owning part or all of the stock owned by the SPV. Similar reporting requirements apply to U.S. persons who (i) own, directly or indirectly, more than certain threshold amounts of capital interests or profits interests in foreign entities treated as partnerships for U.S. federal income tax purposes, such as the SPV or a foreign fund into which the SPV invests; or (ii) contribute, in their capacity as Members, more than $100,000 to a non-U.S. partnership, such as the SPV or a foreign fund into which the SPV invests, during any 12 month period. In certain circumstances,

U.S. investors may be required to file reports annually.

Disclosure of Reportable Transactions

A taxpayer who participates in a “reportable transaction” generally is required to attach a disclosure schedule to its U.S. federal income tax return disclosing that taxpayer’s participation in the transaction. Subject to various exceptions, reportable transactions include, among other transactions, a transaction that results in a loss exceeding certain thresholds. If the SPV engages in any reportable transactions, certain U.S. investors may have disclosure obligations with respect to their investment in the SPV. Furthermore, a U.S. investor may have a disclosure obligation with respect to its Interest if the investor engages in a reportable transaction with respect to its Interest. Failure to comply with these and other reporting requirements could result in the imposition of significant penalties. U.S. investors should consult their own tax advisors regarding the potential applicability of any disclosure requirements to them.

The federal income tax aspects of the SPV summarized above are general in nature, and this discussion is not intended to include a complete explanation of the federal income tax results of investing in the SPV. Each prospective investor should consult with its own tax advisor for detailed information.

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State and Local Taxation

The foregoing discussion does not address the state and local tax considerations of an investment in the SPV. Each prospective investor should consult with its own tax advisor for detailed information on state and local income tax consequences of making an investment in the SPV.

Foreign Income Tax Considerations for U.S. Investors

Non-U.S. Taxes. If the SPV investments include direct investments in foreign portfolio funds and indirect investments in a foreign Portfolio Company, the SPV’s income and gains may be subject to withholding, net income or other taxation in foreign jurisdictions where the investments are located. The applicability of those taxes is not addressed in this Memorandum.

Foreign Tax Credit Limitations. With respect to creditable foreign taxes paid on the income or gains of the SPV, U.S. investors may be entitled to claim either a foreign tax credit, or, subject to limits generally applicable to all deductions, a deduction for their share of those foreign taxes. However, the rules for determining eligibility for and limits on foreign tax credits are extremely complex and depend on a number of factors that are unique to each U.S. investor’s particular circumstances. For example, a credit for foreign taxes is subject to the limitation that it may not exceed the U.S. investor’s federal tax (before the credit) attributable to its total foreign source taxable income.

The availability of foreign tax credits is determined separately for “passive” income (generally, interest and dividends) and “general” income (generally, non-passive income and certain passive income), so that excess foreign taxes attributable to one category of income may not be used to offset federal tax liability with respect to foreign source income in the other category of income. In addition, foreign taxes may offset federal tax liability only with respect to income that is treated as foreign source income, so that, for example, foreign taxes imposed on any income or gains of the SPV that are treated as U.S. source income for federal income tax purposes will not be eligible to offset the federal taxes imposed on the income or gains and may be credited, if at all, only against foreign taxes imposed on other foreign source income or gains in the same category of income for U.S. foreign tax credit purposes. Furthermore, foreign taxes paid by a foreign corporation in which the SPV holds a direct or indirect equity investment generally cannot be claimed as a credit by a U.S. investor unless the U.S. investor is a corporation that is treated as owning (actually or constructively) at least 10% of the voting stock of the foreign corporation and certain other conditions are satisfied. The rules for determining the classification of the SPV’s income to a U.S. investor will differ depending upon the U.S. investor’s percentage ownership of the SPV and the SPV’s percentage ownership of, and type of ownership in, foreign portfolio funds and foreign a Portfolio Company. Foreign source losses of the SPV may decrease federal taxes on U.S. source income but may also reduce the amount of foreign tax credits otherwise available to Members, and foreign source losses recognized in one year may result in a re-sourcing of otherwise foreign source income as U.S. source income in a subsequent year, also limiting eligibility for foreign tax credits. Investors should consult their own tax advisors regarding all aspects of the rules applicable to foreign tax credits and the potential availability to them of foreign tax credits with respect to the income or taxes of the SPV.

Non-U.S. Investors

As discussed in more detail below, a non-U.S. investor generally should not be subject to taxation by the United States (other than certain withholding taxes) with respect to its investment in the SPV so long as that investor does not spend more than 182 days in the United States during its taxable year, does not otherwise have a substantial connection with the United States, and is not engaged, or deemed to be engaged, in a U.S. trade or business.

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An investment in the SPV should not, by itself, cause a non-U.S. investor to be engaged in a U.S. trade or business for the foregoing purposes, so long as (i) the SPV is not considered a dealer in stocks, securities or commodities, and does not regularly offer to enter into, assume, offset, assign, or terminate positions in derivatives with customers; (ii) the SPV’s U.S. business activities (if any) consist solely of investing in and/or trading stocks or securities, commodities of a kind customarily dealt in on an organized commodity exchange (if the transaction is of a kind customarily consummated at that place) and derivatives for its own account; and (iii) any entity in which the SPV invests that is treated as a disregarded entity or partnership for U.S. federal income tax purposes is not engaged in, or deemed to be engaged in, a U.S. trade or business. The SPV intends to conduct its affairs in a manner that meets those requirements.

If notwithstanding the SPV’s intention, the SPV were engaged in, or deemed to be engaged in, a U.S. trade or business, non-U.S. Members in the SPV would also be deemed to be so engaged by virtue of their ownership of the Interests. In that event, a non-U.S. investor would be required to file a U.S. federal income tax return for that year and pay tax on its income and gain that is effectively connected with that

U.S. trade or business at the tax rates applicable to similarly situated U.S. persons. In addition, any non-U.S. investor that is a corporation for U.S. federal income tax purposes may be required to pay a branch profits tax equal to 30% of the dividend equivalent amount for the taxable year. The SPV would also be required to withhold taxes on any income and gain effectively connected with a U.S. trade or business that is allocable to that non-U.S. investor under Section 1446 of the Code.

Even assuming that the SPV is not engaged in, or deemed to be engaged in, a U.S. trade or business, non-U.S. investors will be subject to a 30% U.S. withholding tax on the gross amount of their allocable share of SPV income that is (i) U.S. source interest income that falls outside the portfolio interest exception or other available exception to withholding tax; (ii) U.S. source dividend income or dividend equivalent payments; and (iii) any other U.S. source fixed or determinable annual or periodical gains, profits, or income.

Non-U.S. investors who are resident alien individuals of the United States (generally, individuals lawfully admitted for permanent residence, or who have a substantial presence, in the United States) or for whom their allocable share of SPV income and gain, and the gain realized on the sale or disposition of a SPV interest is otherwise effectively connected with their conduct of a U.S. trade or business will be subject to

U.S. federal income taxation on the income and gains.

In addition, in the case of a Member who is non-resident alien individual, any allocable share of capital gains will be subject to a 30% U.S. federal income tax (or lower treaty rate if applicable) if (i) that individual is present in the United States for 183 days or more during the taxable year; and (ii) that gain is derived from U.S. sources. Although the source of that gain is generally determined by the place of residence of the non-U.S. investors, resulting in that gain being treated as derived from non-U.S. sources, source may be determined with respect to certain other criteria resulting in that gain being treated as derived from U.S. sources. In addition, that gain will be treated as derived from U.S. sources if it is attributable to an office or other fixed place of business in the United States maintained by that non-U.S. investor. For this purpose, an office or other fixed place of business of the SPV will be attributed to that non-U.S. investor. Investors who are non-resident alien individuals should consult their tax advisors with respect to the application of these rules to their investment in the SPV.

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The Hiring Incentives to Restore Employment Act requires certain foreign entities to enter into an agreement with the Secretary of the Treasury to disclose to the IRS the name, address and tax identification number of certain U.S. persons who own an interest in the foreign entity and require certain other foreign entities to provide certain other information to avoid a 30% withholding tax on certain payments of U.S. source income and certain payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends. The IRS has released regulations that provide for the phased implementation of the foregoing withholding and reporting requirements. Accordingly, certain non-U.S. investors may be subject to a 30% withholding tax in respect of certain of the SPV’s investments if they fail to enter into an agreement with the Secretary of the Treasury or otherwise fail to satisfy their obligations under the legislation. Non-U.S. investors are encouraged to consult with their own tax advisors regarding the possible implications of this legislation on an investment in the SPV.

The tax aspects of the SPV summarized above are general in nature, and this discussion is not intended to include a complete explanation of the federal income tax results of investing in the SPV. Each prospective investor should consult with its own tax advisor for detailed information.

To ensure compliance with IRS Circular 230, investors are hereby notified that (i) any discussion of federal tax issues in this Memorandum is not intended or written to be relied on, and cannot be relied on by any investor or any other person, for the purpose of avoiding penalties that may be imposed under the Code; (ii) that discussion is written to support the promotion or marketing (within the meaning of IRS Circular 230) of the transactions or matters addressed herein; and (iii) each investor should seek advice based on the investor’s particular circumstances from an independent tax advisor.

VII. INVESTMENT CONSIDERATIONS

An investment in the SPV involves a significant amount of risk and is suitable only for sophisticated investors of substantial means who have no immediate need for liquidity in the amount invested, and who understand and can afford a risk of loss of all or a substantial part of the investment. There can be no assurance that any returns will be realized or that a Member will receive a return of its capital. In addition, potential investors should be aware that there will be occasions when the Manager, Adviser (if applicable) and their affiliates may encounter potential conflicts of interest in connection with the structure and operation of the SPV. None of the agreements and arrangements between the SPV and the Manager, the Adviser (if applicable) and their affiliates, including the compensation payable by the SPV to the Manager, the Adviser (if applicable) or their affiliates, are the result of arm’s-length negotiations. Accordingly, potential investors should carefully consider the following risk factors, among others, before making an investment in the SPV.

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VIII. INVESTMENT RISKS

THE FOLLOWING RISK FACTORS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF ALL OF THE RISKS INVOLVED IN THIS OFFERING. PROSPECTIVE INVESTORS SHOULD READ THE ENTIRE MEMORANDUM AND CONSULT WITH THEIR COUNSEL BEFORE DETERMINING TO INVEST IN THE SPV.

1. Risks Associated with Portfolio Company Securities

While venture capital investments offer the opportunity for significant gains, those investments also involve a high degree of business and financial risk and can result in substantial or total losses. There generally will be little or no publicly available information regarding the status and prospects of a Portfolio Company. Many investment decisions by the Manager will be dependent upon the ability to obtain relevant information from non-public sources, and the Manager may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. The marketability and value of each investment will depend upon many factors beyond the Manager’s control. A Portfolio Company may have substantial variations in operating results from period to period, face intense competition, and experience failures or substantial declines in value at any stage. The public market for technology and other emerging growth companies is extremely volatile. Volatility may adversely affect the development of a Portfolio Company, the ability of the SPV to dispose of investments and the value of investment securities on the date of sale or distribution by the SPV. In particular, the receptiveness of the public market to initial public offerings by a Portfolio Company may vary dramatically from period to period. An otherwise successful Portfolio Company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a Portfolio Company effects a successful public offering, the Portfolio Company Securities may be subject to contractual “lock-up,” securities law or other restrictions which may, for a material period of time, prevent the SPV or the Members from disposing of those securities. Similarly, the receptiveness of potential acquirers to a Portfolio Company will vary over time and, even if a Portfolio Company investment is disposed of via a merger, consolidation or similar transaction, the SPV’s stock, security or other interests in the surviving entity may not be marketable. There can be no guarantee that any Portfolio Company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the SPV will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made. At the time of the SPV’s investment, a Portfolio Company may lack one or more key attributes (e.g., proven technology, marketable product, complete management team or strategic alliances) necessary for success. In most cases, investments will be long term in nature and may require many years from the date of initial investment before disposition.

a. Limited Information

Only limited information has been or will be made available to investors, the SPV, the Manager and its affiliates regarding the Portfolio Company Securities. Neither the SPV, the Manager nor any of their affiliates is able to verify the veracity of any information of the Portfolio Company Securities that is publicly available, and neither the SPV, the Manager nor any of their affiliates makes any representation or warranty that such data or information is complete, correct or accurately reflective of the Portfolio Company Securities to which it relates. In addition, neither the SPV, the Manager nor any of their affiliates has conducted any independent diligence on the Portfolio Company Securities, other than investigation and analysis of publicly available information. Accordingly, an investment decision to purchase the Interests must be made based solely on the investor’s own assessment of each Portfolio Company based on the information publicly available, which may not include such information (or any) that in the context of other investment decisions might be a necessary part of an investor’s appraisal of the investment’s advisability. Subscribers considering an investment in the SPV must be aware that there is a risk that: (i) there are facts or circumstances pertaining to the Portfolio Company that the public (including the Manager) and the investor are not aware of; and (ii) publicly available information concerning the Portfolio Company upon which the investor relies may prove to be inaccurate, and as a result of (i) or (ii), the investor may suffer a partial or complete loss on its investment. The Manager does not assume any responsibility for the accuracy or completeness of any publicly sourced information.

b. Reliance on Portfolio Company Management

Although the SPV, the Manager or their affiliates may seek representation on the Board of Directors of a Portfolio Company or otherwise provide management and strategic planning assistance, the SPV will not have an active role in the day-to-day management of the companies in which it invests. To the extent that the senior management of a Portfolio Company performs poorly, or if a key manager of a Portfolio Company terminates employment, the SPV’s investment in that company could be adversely affected. The returns of the SPV will depend in large part on the performance of these unrelated individuals and could be substantially adversely affected by the unfavorable performance of a small number of those individuals.

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c. Availability of Investment Capital

A Portfolio Company will likely require several rounds of capital infusions before reaching maturity. The SPV and its co-investors may not provide any or only a portion of the necessary follow-on capital to a Portfolio Company. Accordingly, third-party sources of financing may be required. There is no assurance that the additional sources of financing will be available, or, if available, will be on terms beneficial to the SPV. Furthermore, the SPV’s capital is limited and may not be adequate to protect the SPV from dilution resulting from multiple rounds of portfolio company financings. If the SPV does not have capital available to participate in subsequent rounds of financing, failure to participate may have a significant negative impact on a Portfolio Company as well as the value of the SPV’s investment.

d. Risks Associated with Passive Investments

Although the SPV will be making venture capital investments through a passive strategy, all venture capital investments are speculative in nature, and the possibility of partial or total loss of capital will exist. The Manager will have little control over the day-to-day management of a Portfolio Company.

e. Non-controlling Investments

The SPV will typically hold a non-controlling interest in a Portfolio Company and will have limited ability to direct the actions of that company’s Board of Directors in order to better protect or manage its investment.

f. Contingent Liabilities on Disposition of Investments

In connection with the disposition of an investment in a Portfolio Company, the SPV may be required to make representations about the business and financial affairs of that company typical of those made in connection with the sale of a business. The SPV may be required to indemnify the purchasers of that investment to the extent that any of those representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Manager may establish reserves and escrows. In that regard, distributions may be delayed or withheld or, if made, may be subject to recall until that reserve is no longer needed. Furthermore, under the Delaware Limited Liability Company Act (the “Act”), each Member that receives a distribution in violation of the Act will be obligated, under certain circumstances, to re-contribute that distribution to the SPV.

2. Risk Inherent in Investing Through a Delaware Master-Series LLC

Under Delaware law, a Limited Liability Company (“LLC”) may be composed of individual series of membership interests. This type of entity is referred to as a Series LLC. The SPV has been created as a series of the Master LLC. Each series effectively is treated as a separate entity, meaning the debts, liabilities, obligations and expenses of one series cannot be enforced against another series of the LLC or against the LLC as a whole. Each series can hold its own assets, have its own members, conduct its own operations and pursue different business objectives, but remain insulated from claims of members, creditors or litigants pursuing the assets of or asserting claims against another series. There is a certain degree of uncertainty surrounding the Series LLC form. For example, the legal separation of the assets and liabilities of each series in a Series LLC has not been tested in court. Although Delaware law clearly provides for legal separation of series, it is unclear whether courts in other states and/or jurisdictions would recognize a legal separation of assets and liabilities within what is technically a single entity. Therefore, even if a Delaware Series LLC were properly operated with distinct records relating to the assets and liabilities of each series, a court in another jurisdiction could determine not to recognize the legal separation afforded under Delaware law. There is also uncertainty as to how the IRS will treat the separation of Series LLC for tax purposes. The IRS has reserved the right to impose the tax liability of one series onto a master entity or another series under the master entity. The tax treatment of the series is also unclear. It is possible that the debts, liabilities, and other obligations of one series of the master entity may lead to action against another series of the master entity. There would be a material effect on the SPV if various series of the Master LLC are not treated as separate entities.

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3. Operating Risks

a. Start-Up Risk

Since the SPV is a new business, it is exposed to start-up risk. The SPV will encounter a start-up period during which it will incur certain risks relating to the investment of its assets and may commence operations at an unfavorable time.

b. Lack of Operating History

The SPV is newly formed and has not commenced operations upon which investors can evaluate the likely performance of the SPV. There can be no guarantee or assurance that any past success will transition to the SPV.

c. No Financials

The SPV will not provide any financials to the Members.

d. No Assurance of Profit or Distributions

The SPV’s follow-on investment strategy in startups, ideas, technologies and generally unproven companies, managing those investments, and realizing a significant return for investors is uncertain and unlikely. Many organizations operated by persons of competence and integrity have been unable to make, manage and realize these investments successfully. There is no assurance that the SPV’s investments will be profitable or that any distributions will be made to the Members. The marketability and value of any investment will depend upon many factors beyond the control of the SPV. The expenses of the SPV may exceed its income, and the Members could lose the entire amount of their contributed capital.

e. Long-Term Investment

An investment in the SPV is a long-term commitment and there is no assurance of any distribution to the Members. There is not now and there is not expected to be a public market for the Interests. The Interests may not be assigned, transferred or encumbered without the prior written consent of the Manager. Accordingly, a Member may not be able to liquidate its investment and must be prepared to bear the risks of owning its Interest for an extended period of time. The Interests will not be registered under the Securities Act, or under the various “Blue Sky” or securities laws of the state or jurisdiction of residence of any Member. The inability to transfer Interests in the SPV may limit the availability of estate planning strategies.

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f. Management of the SPV/Dependence on the Manager

The Members have no right or power to take part in the management of the SPV. Accordingly, the Members will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the SPV. The Members will not receive the detailed financial information issued by a Portfolio Company that is typically available to the Manager. Accordingly, no person should purchase Interests unless that person is willing to entrust all aspects of the management of the SPV to the Manager. The Manager may be removed and/or replaced as provided in the Operating Agreement.

g. Risk Inherent in Reliance on the Manager and other Third Parties

The Manager will rely heavily on itself and sometimes on the advice of the Adviser (if applicable), and other third-party service providers when making decisions on what Portfolio Company Securities to purchase or dispose of at certain prices on behalf of the SPV. There can be no assurance that any recommendations from these third parties will result in profitable investments of the SPV.

h. Consequences of Failure to Make Contribution in Full

The failure of a Member to respond to its commitment may result in the forfeiture of all or a substantial portion of that Member’s then-existing Interest.

i. SPV Not Registered

The SPV is not expected to be registered under the Investment Company Act pursuant to an exemption set forth in Section 3(c)(1) and/or Section 3(c)(7) (as applicable) of the Investment Company Act. The Investment Company Act provides certain protection to investors and imposes certain restrictions on registered investment companies (including, for example, limitations on the ability of registered investment companies to incur debt), none of which will be applicable to the SPV. The Manager is not registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or with the Financial Industry Regulatory Authority (“FINRA”) and is consequently not subject to the record keeping and specific business practice provisions of the Exchange Act and the rules of FINRA. Neither the SPV nor its counsel can assure investors that, under certain conditions, changed circumstances, or changes in the law, the SPV may not become subject to the Investment Company Act or other burdensome regulation.

j. No Registered Investment Advisor

Neither the Manager, Adviser (if applicable), nor any of their respective affiliates, are a state or SEC registered investment adviser under the U.S. Investment Advisers Act of 1940.

k. Litigation Risks

The SPV will be subject to a variety of litigation risks, particularly in consequence of the substantial likelihood that a Portfolio Company will face financial or other difficulties during the Term of the SPV’s investment. The SPV may also participate in Portfolio Company financings at implicit Portfolio Company valuations lower than the valuations implicit in preceding rounds of financing. In the event of a dispute arising from any of the foregoing activities (or other activities relating to the operation of the SPV or the Manager), it is possible that the SPV, the Manager or its Members may be named as defendants. Under most circumstances, the SPV will indemnify the Manager and its Members for any costs they incur in connection with those disputes. Beyond direct costs, those disputes may adversely affect the SPV in a variety of ways, including by distracting the Manager and harming relationships between the SPV and a Portfolio Company or other investors in a Portfolio Company.

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l. Recourse to the SPV’s Assets

The SPV’s assets, including any investments made by the SPV and a Portfolio Company held by the SPV, are available to satisfy all liabilities and other obligations of the SPV. If the SPV becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the SPV’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, Members could find their interest in the SPV’s assets adversely affected by a liability arising out of an investment of the SPV.

m. Allocation of Management Resources

Although the Manager has agreed under the terms of the Operating Agreement to devote sufficient time (in their discretion) to the business and affairs of the Manager, the SPV, its other respective business commitments, any parallel fund, and any Subsequent SPV, conflicts may arise in the allocation of management resources.

n. Other Investment SPVs

The Manager may create and manage other investment funds that have similar investment strategies and objectives. Those activities would require the time and attention of the Manager. Any new investment fund created by the Manager may focus on the same investments as those on which the SPV anticipates focusing and may compete with the SPV for investment opportunities. In that event, the Manager, in its sole discretion, will allocate those opportunities between the SPV and those other funds on a basis the Manager believes, in good faith, to be fair and reasonable. Those funds also may compete with the SPV for capital commitments from potential investors. In those situations, the interests of the Manager may conflict with the interests of the SPV, the Members or both.

o. Investments by Manager in Portfolio Company

The Manager or its affiliates may hold an interest in a Portfolio Company including, but not limited to, a direct investment in Portfolio Company Securities. Holding that interest would require the time and attention of the Manager or its affiliates. In those situations, the interests of the Manager or its affiliates may conflict with the interests of the SPV, the Members or both.

p. Waiver of Fiduciary Duties; Exculpation and Indemnification

Members will be relying on the good-faith integrity of the Manager in all of their dealings with the SPV. The Operating Agreement grants the Manager broad discretion as to many matters and contains provisions that relieve the Manager and its members of liability for certain improper acts or omissions. The Manager does not, and will not owe any fiduciary duties of any kind whatsoever to the SPV, or to any of the Members, by virtue of its role as the Manager, including, but not limited to, the duties of due care and loyalty, whether those duties were established as of the date of this Agreement or any time in future, and whether established under common law, at equity or legislatively defined. For example, the Manager and its members generally will not be liable to the Members or the SPV for acts or omissions that constitute ordinary negligence, for conflicts of interest or for engaging in related transactions. Moreover, the SPV will defend, indemnify and hold harmless the Manager from and against virtually all liabilities other than those arising out of acts or omissions made in fraud or constituting gross negligence or willful misconduct. Under certain circumstances, the SPV may even indemnify the Manager and its members against liability to third parties resulting from those improper acts or omissions. By signing the Subscription Agreement and entering into the Operating Agreement, each Member acknowledges and consents to the exercise of the Manager’s discretion, including when the Manager has a conflict of interest.

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q. Fees and Expenses

The SPV must pay its own fees and expenses. It will be necessary for the SPV to achieve gains in excess of these aggregate fees and costs in order for Members to realize an increase in their Capital Accounts. There can be no assurance that the SPV will be able to achieve such, or any, appreciation of its assets.

r. Other Activities and Clients of Adviser (if applicable)

The Adviser (if applicable) and its affiliates may manage other accounts and other collective investment vehicles, including entities that pursue the same or similar investment objectives and strategies as the SPV. These accounts may employ different or similar strategies and could increase the level of competition for the same positions that the SPV might otherwise make. The Adviser (if applicable) and its affiliates may employ investment methods, policies and strategies for its clients that differ from those under which the SPV operates. Therefore, the results of the SPV’s activities may differ from those of the Adviser’s other accounts (if applicable) Moreover, the Adviser (if applicable), its principals and their affiliates also may invest for their own accounts and those investments may be similar to or different from those investments made by the SPV.

s. Limitations on Transferability

Members may not assign, transfer or otherwise dispose of their Interests without written notice to the Manager and the Manager’s prior written consent, which the Manager does not, in general, intend to give. There will be no market for the Interests. Consequently, Members generally will not be able to liquidate their investment in the SPV.

The SPV may be required to liquidate investments before the Manager otherwise would have chosen to do so in order to obtain sufficient cash to satisfy withdrawals. In such an event, the SPV’s overall rate of return on its investments may be adversely affected.

t. Limited Liquidity; No Current Income

An investment in the SPV is relatively illiquid and is not suitable for an investor who needs immediate liquidity. There is no public market for Interests and the Partnership Agreement imposes significant limitations on Limited Partners’ abilities to transfer their Interests. The Manager’s consent is a condition to any transfer or assignment, and such consent is within its sole discretion. If, as a result of some change in circumstances arising from an event not presently contemplated, a Limited Partner wishes to transfer all or part of his Interest, and even if all conditions to such a transfer are met, he may find no transferee for his Interest due to market conditions or the general illiquidity of the Interests. Accordingly, the SPV interests may generally only be disposed of through the withdrawal procedures set forth in the Partnership Agreement. In addition, rights to withdraw capital from the SPV are subject to several limitations. For example, a Limited Partner is restricted from making any withdrawals from his or her Capital Account for an initial thirteen-month Lock-up Period starting with the date of the Limited Partner’s initial Capital Contribution. Thereafter, a Limited Partner generally may withdraw capital only as of the last day of a calendar quarter by giving not less than 30 days prior written notice to the Manager.

u. Forced Withdrawal

The Manager has the right, in its sole discretion, to cause the SPV to distribute to a Member all or any portion of such Member’s Capital Account, thereby redeeming all or any portion of such Member’s Interests, with fifteen (15) days’ notice in writing. In addition, the Manager has the right, in its sole discretion, without notice and retroactively, to cause the withdrawal of all or any portion of a Member’s Interest in the event that the Manager has reason to believe that (i) the Member is an Employee Benefit Plan and such withdrawal is necessary in order to avoid having the assets of the SPV being treated as Plan Assets (as defined in “ERISA”); (ii) the Member acquired its Interests as a result of a misrepresentation; or (iii) the Member’s ownership of an Interest would cause the SPV or the Member to be in violation of any law or regulation applicable to the SPV or the Member.

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v. Changing Roles

Parties currently providing support services to the SPV – including the Manager, Administrative Manager and/or Adviser (if applicable), may withdraw or be removed from such role(s) during the term of the SPV, and replaced with other third-party vendors at such time.

w. Non-controlling Investments

The SPV will typically hold a non-controlling interest in a Portfolio Company and will have limited ability to direct the actions of that company’s Board of Directors in order to better protect or manage its investment.

x. Contingent Liabilities on Disposition of Investments

In connection with the disposition of an investment in a Portfolio Company, the SPV may be required to make representations about the business and financial affairs of that company typical of those made in connection with the sale of a business. The SPV may be required to indemnify the purchasers of that investment to the extent that any of those representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Manager may establish reserves and escrows. In that regard, distributions may be delayed or withheld or, if made, may be subject to recall until that reserve is no longer needed. Furthermore, under the Delaware Limited Liability Company Act (the “Act”), each Member that receives a distribution in violation of the Act will be obligated, under certain circumstances, to re-contribute that distribution to the SPV.

5. Taxation Risks

An investment in the SPV may involve complex U.S. federal income tax considerations that will differ for each Member. Under certain circumstances, the Members could be required to recognize taxable income in a taxable year for U.S. federal income tax purposes, even if the SPV either has no net profits in that year or has an amount of net profits in that year that is less than that amount of taxable income. Furthermore, the Members could incur U.S. federal income tax liabilities without receiving from the SPV sufficient distributions to defray those tax liabilities. Members subject to taxes associated with the SPV’s activities will be liable to pay taxes on their allocable shares of the SPV’s taxable income. There can be no assurances the SPV will have available cash or that timely SPV distributions will be made to cover those taxes. Accordingly, a Member may be required to use cash from sources other than the SPV to pay that Member’s allocable share of the SPV’s taxable income. Certain risks related to these matters are discussed in Section VI: “Legal and Tax Matters,” which Members should read carefully. The SPV will file an annual information return on IRS Form 1065 and will provide information on Schedule K-1 to each Member following the close of the SPV’s taxable year if deemed necessary by the Manager. In the likely event that the SPV does not receive all of the underlying tax information necessary to prepare the Form 1065 and Schedule K-1 on a timely basis, the SPV will be unable to provide timely final tax information to the Members. Each Member will be responsible for the preparation and filing of that Member’s own income tax returns, and Members should expect to file for extensions for the completions of their U.S. federal, state, local, non-U.S. and other income tax returns.

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a. Tax Laws

No assurance can be given that current tax laws, rulings and regulations will not be changed during the life of the SPV. Members should consult their tax advisors for further information about the tax consequences of purchasing an Interest.

b. Withholding and Other Taxes

The Manager intends to structure the SPV’s investments in a manner that is intended to achieve the SPV’s investment objectives. Notwithstanding anything contained in this Memorandum to the contrary, there can be no assurance that the structure of any investment will be tax efficient for any particular investor or that any particular tax result will be achieved. In addition, tax reporting requirements may be imposed on Members under the laws of the jurisdictions in which Members are liable for taxation or in which the SPV makes investments of Portfolio Company Securities. Members should consult their own professional advisors with respect to the tax consequences to them of an investment in the SPV. Furthermore, the SPV’s returns in respect of its investments may be reduced by withholding or other taxes. In addition, the SPV may invest in securities of corporations and other entities organized outside the United States. Income from those investments included in a Member’s distributive share of SPV income related to those investments may be subject to non-U.S. withholding taxes, which may or may not be reduced or eliminated by an income tax treaty.

6. Risks of Subscribing

a. Confidential Information

The Operating Agreement will contain confidentiality provisions intended to protect proprietary and other information relating to the SPV and the Portfolio Company. To the extent that the information is publicly disclosed, competitors of the SPV or competitors of its Portfolio Company, and others, may benefit from that information, thereby adversely affecting the SPV, a Portfolio Company and the Manager, and the economic interests of Members.

b. Factual Statements

Certain of the factual statements made in this Memorandum are based upon information from various sources believed by the Manager to be reliable. The Manager and the SPV have not independently verified any of the information and will have no liability for any inaccuracy or inadequacy of the information. In particular, neither legal counsel nor any other party has been engaged to verify any statements relating to the experience, track record, skills, contacts or other attributes of the Manager or to the anticipated future performance of the SPV.

While all the information in this Memorandum is presented by the Manager in good faith, there can be no assurance that explicit or implicit valuations of any securities reflect true fair market value. Similar considerations apply to securities that are otherwise marketable, but held in such large amounts that they could not be sold without overwhelming market demand or otherwise influencing market prices.

During the Term of the SPV, the Manager will provide to the Members reports and other information regarding the condition and prospects of the SPV and a Portfolio Company. The Manager’s duties, obligations and liability to the Members with respect to the content, completeness and accuracy of the information will be determined solely under the Operating Agreement.

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c. Uncertainty of Future Results

This Memorandum may contain certain financial projections, estimates and other forward-looking information. This information was prepared by the Manager based on its experience in the industry and on assumptions of fact and opinion as to future events which the Manager believed to be reasonable when made. There can be no assurance, however, that assumptions made are accurate, that the financial and other results projected or estimated will be achieved or that similar results will be attainable by the SPV. Prior investment returns are not indicative of future success.

d. Return of Distributions

Members may be required to return amounts distributed to them to finance the SPV’s indemnity obligations, subject to certain limitations set forth in the Operating Agreement. Furthermore, under the Act, each Member that receives a distribution in violation of such Act will, under certain circumstances, be obligated to re-contribute that distribution to the SPV.

e. Definitive Terms and Conditions

Portions of this Memorandum describe specific terms and conditions expected to be set forth in the SPV’s Operating Agreement. The actual terms and conditions set forth in the Operating Agreement may vary materially from those described in this Memorandum for a variety of reasons, including negotiations between the Manager and prospective investors prior to the SPV’s Initial Closing as well as formal amendments to the Operating Agreement following that closing. Moreover, the Operating Agreement will contain highly detailed terms and conditions, many of which are not described fully (or at all) in this Memorandum. In all cases, the SPV’s Operating Agreement will supersede this Memorandum. Members are urged to carefully review the SPV’s Operating Agreement, and must also be aware that, pursuant to the rules governing amendments set forth in the Operating Agreement, certain types of amendments to the Operating Agreement may be adopted with the consent of less than all Members or at the Manager’s discretion.

f. Government Regulation

The offering of Interests has not been registered under the U.S. securities laws or the laws of any applicable jurisdiction. Further, the SPV will not be registered as an investment company under the Investment Company Act. Therefore, investors in the SPV do not have the benefit of all of the protections afforded by the Securities Act (which, among other things, requires specified disclosure in connection with the offering of securities), or the Investment Company Act (which, among other things, requires investment companies to have a majority of disinterested directors and regulates the relationship between the Adviser (if applicable) and the investment company, including the type of compensation paid to the Adviser (if applicable)).

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7. Conflicts of Interest

The SPV is subject to various conflicts of interest arising out of its relationship with the Manager and their respective affiliates. None of the agreements and arrangements between the SPV and those parties, including the compensation payable by the SPV to the Manager (or other entity designated by the Manager), are the result of arm’s-length negotiations. Members ultimately will be heavily dependent upon the good faith of the Manager. This Memorandum does not purport to identify all conflicts of interest. The SPV, from time to time, may enter into other transactions not specifically described in this Memorandum with affiliates, officers, managers, members, employees, agents and representatives of the Manager. The SPV will not make loans to or investments in the Manager or its affiliates and will not sell securities to the Manager other than Interests on the terms described in this Memorandum. In addition, the Manager will not borrow from the SPV and will not use the SPV’s funds as compensating balances for its own benefit but may commingle those funds with the funds of any other Person. If applicable, all funds of the SPV will be deposited with banks or other financial institutions in that account or accounts of the Master LLC as may be determined by the Manager who will ensure records are maintained for the SPV assets associated with the SPV separately from the assets of any other Person. The Manager or their affiliates may perform services with respect to the transactions in which the SPV invests. The Manager and its affiliates may acquire or possess interests in a Portfolio Company and those interests may be of a different class or type, with different rights and preferences, than those held by the SPV. Likewise, the Manager and its affiliates may acquire or possess interests in other companies or business ventures that are competitive with a Portfolio Company or the SPV. Neither the SPV nor any Member will have the right, by virtue of this Memorandum or the Operating Agreement, to share or participate in those other investments or activities of the Manager or to the income derived from those investments. The Manager and its affiliates may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether those ventures are competitive with the SPV or otherwise. The Managers may provide active, part-time direct operating, management or advisory services to a Portfolio Company and may receive salaries, wages or fees for those services in accordance with the Operating Agreement, and those fees will be retained by the Manager and will not offset fees or other expenses of the SPV.

IX. ACCESS TO INFORMATION

Members are invited to contact the Manager using the Manager E-mail Information provided to review any written materials or documents relating to the Offering or the SPV, including any financial information available concerning the SPV or the Manager. The Manager will answer all inquiries from prospective investors relative to the Offering and will provide additional information (to the extent that the Manager possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of any representations or information set forth in this Memorandum.

X. SUBSCRIPTION PROCEDURES

To subscribe for Interests, a Member must complete in full, execute and deliver to the SPV a fully completed, dated and signed Subscription Agreement, together with (i) exhibits; and (ii) any other documents requested by the Manager for the purpose of satisfying the Manager’s due diligence obligations at least 48 hours prior to the Closing. Any Subscription Agreement that is submitted to the SPV without all applicable submissions (or submissions otherwise containing incomplete information) will not be processed by the SPV until submitted by the Member. The delay could result in a Member not being admitted to the SPV until a Subsequent Closing.

The Manager may accept or reject any subscription in whole or in part, in its sole discretion, for any reason whatsoever, and to withdraw the Offering at any time. In the event the Manager refuses to accept a Member’s subscription, any subscription funds received will be returned without interest.

In connection with completing the subscription procedures described above, each Member must deposit their subscription amount into an account set up by the Manager in the SPV’s name (the “Account”). The Manager shall maintain the Account at any bank as the Manager may determine in its sole discretion.

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Prior to the Closing or termination of the Offering, subscription amounts will be held in the Account for the benefit of the SPV and the applicable Members.

XI. FEES AND EXPENSES

The SPV will pay a Management Fee, if any, in the manner outlined in the Management Fee Collection. If there is no Management Fee charged, the SPV may do so in the future. The SPV also will pay expenses related primarily to its administration, securities transactions and the ongoing offering of Interests. The Manager reserves the right to implement a Management Fee with respect to any Member.

Operating and Administrative Expenses

The SPV, and not the Manager, will pay all costs and expenses arising in connection with its operations. Such expenses payable by the SPV include, without limitation, the following: (i) all reasonable expenses related to the SPV’s organization (including, but not limited to, legal and accounting fees, government filing fees and printing and mailing expenses, syndication costs, and other expenses incurred in connection with the offering and sale of Interests); (ii) the Management Fee and all other general investment expenses; (iii) all administrative, legal, accounting, auditing, record-keeping, tax form preparation, compliance and consulting costs and expenses (including the cost of the preparation and audit of the SPV’s financial statements and the preparation of its tax returns, fees and expenses of the SPV’s accountants and legal counsel in connection with providing accounting or legal advice relating to the SPV’s affairs); (iv) fees, costs and expenses of third-party service providers that provide such services; (v) costs and expenses associated with preparing communications to existing and prospective investors (including printing and mailing costs, and any expenses incurred in connection with meetings of the Members and other similar expenses); (vi) insurance costs and expenses (including the costs of any liability insurance obtained on behalf of the SPV, the Manager, or any of their members); (vii) taxes and other governmental charges payable by the SPV; (viii) governmental licensing, filing, and exemption fees (including Blue Sky filing fees); (ix) indemnification obligations; (x) all expenses (including reasonable attorneys’ fees) incurred; for services for the benefit of the SPV, including any threatened, pending, or anticipated litigation, Internal Revenue Service examination or audit, or similar audit or examination by any state or local taxing authority or other legal proceeding; (xi) all other reasonable expenses related to the management and operation of the SPV or the purchase, sale or transmittal of SPV assets, all as the Manager determines in its sole discretion; and (xii) the SPV Setup Costs and any other fees, costs and expenses described in the Provision of Services Agreement, as amended and up-to-date within the SPV Statement of Work.

Such expenses are shared by all of the Members and are normally allocated pro rata to each of the Members, unless such expenses were incurred exclusively for the benefit of certain Members and not others.

The Manager will bear all of its own overhead costs and expenses, including rent of its offices, compensation and benefits of its staff, maintenance of its books and records, and its fixed expenses, telephones, and general-purpose office equipment. The SPV does not reimburse the Manager directly for the costs of providing those services.

Organizational and Offering Expenses

The SPV bears, either directly or by reimbursing the Manager, all costs of organizing the SPV and the initial offering of Interests. These included government formation charges and professional fees and expenses in connection with the preparation of the SPV’s offering documents and its basic organizational and contractual documents. The SPV bears, either directly or by reimbursing the Manager, all expenses in connection with the ongoing offer and sale of Interests.

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Under U.S. generally accepted accounting principles, organization costs and start-up costs are expensed as incurred. However, the SPV intends to depart from U.S. GAAP, by electing to treat these costs as deferred expenses and to amortize them over a period of not less than 60 months beginning with the month in which the partnership begins business.

XII. NOTICES TO CERTAIN U.S. AND NON-U.S. PERSONS

FOR INVESTORS IN THE UNITED STATES

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF ALL U.S. STATES

THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THE OFFERING DOCUMENTS MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE MANAGER FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE. AN INVESTMENT IN THIS OFFERING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF FINANCIAL RISK. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSIDER ALL OF THE RISK FACTORS DESCRIBED HEREIN.

CERTAIN STATE NOTICES

FOR RESIDENTS OF ALASKA

THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA PROVISIONS OF 3 AAC 08.500—3 THROUGH AAC 08.506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE ADMINISTRATOR. THE FACT OF THE REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF A.S. 45.55.170. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

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FOR RESIDENTS OF ARIZONA

THE INTERESTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF THE STATE OF ARIZONA (THE “ARIZONA ACT”), AND THEY THEREFORE HAVE THE STATUS OF SECURITIES ACQUIRED IN AN EXEMPT TRANSACTION UNDER ARS SECTION 44-1844 OF THE ARIZONA ACT. THE INTERESTS CANNOT BE RESOLD WITHOUT REGISTRATION UNDER THE ARIZONA ACT OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

FOR RESIDENTS OF ARKANSAS

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 14(B) (14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAVE PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF CALIFORNIA

THE SALE OF THE MEMBERSHIP INTERESTS WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE DEPARTMENT OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH MEMBERSHIP INTERESTS OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF MEMBERSHIP INTERESTS IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

NOTICE TO COLORADO RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTION THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1981, IF SUCH REGISTRATION IS REQUIRED.

FOR RESIDENTS OF CONNECTICUT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36b-16 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THE STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

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FOR RESIDENTS OF FLORIDA

PURSUANT TO THE LAWS OF THE STATE OF FLORIDA, IF SALES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA INVESTOR MAY, AT HIS OPTION, WITHDRAW, UPON WRITTEN (OR TELEGRAPHIC) NOTICE, ANY PURCHASE HEREUNDER WITHIN A PERIOD OF THREE (3) DAYS AFTER (A) THE INVESTOR FIRST TENDERS OR PAYS TO THE PARTNERSHIP, AN AGENT OF THE PARTNERSHIP OR AN ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER, (B) THE INVESTOR DELIVERS HIS EXECUTED SUBSCRIPTION AGREEMENT, OR (C) THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

FOR RESIDENTS OF GEORGIA

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE “GEORGIA SECURITIES ACT OF 1973” AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

FOR RESIDENTS OF HAWAII

NEITHER THIS MEMORANDUM NOR THE SECURITIES DESCRIBED HEREIN HAVE BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF SECURITIES OF THE STATE OF HAWAII, NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM.

FOR RESIDENTS OF ILLINOIS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 5 OF THE ILLINOIS SECURITIES ACT OF 1953 (THE “ACT”). THE SECURITIES MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY, UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION THEREFROM IS AVAILABLE.

FOR RESIDENTS OF MAINE

THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

FOR RESIDENTS OF MARYLAND

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY, UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR THE MARYLAND SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

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FOR RESIDENTS OF MASSACHUSETTS

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS IS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

FOR RESIDENTS OF MICHIGAN

THE SECURITIES REFERRED TO IN THIS MEMORANDUM WILL BE SOLD TO AND ACQUIRED BY THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 4(2) (b) (9) OF THE MICHIGAN BLUE SKY LAW. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID LAW AND MAY NOT BE RESOLD EXCEPT IN ACCORDANCE WITH SAID LAW WITHIN SIX MONTHS OF THE COMMENCEMENT OF THE OFFERING OF THE SECURITIES, OR THE TERMINATION OF THE SUBSCRIPTION PERIOD AS SET FORTH IN THIS PRIVATE PLACEMENT MEMORANDUM, WHICHEVER FIRST OCCURS, THE COMPANY SHALL, IF SALES OF THE SECURITIES ARE MADE TO MICHIGAN RESIDENTS, PREPARE AND FURNISH TO INVESTORS A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF PROCEEDS OF THE OFFERING, AS WELL AS ANY OTHER APPLICABLE STATEMENTS AND REPORTS REQUIRED TO BE FURNISHED UNDER APPLICABLE LAW.

FOR RESIDENTS OF MINNESOTA

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE MINNESOTA DEPARTMENT OF COMMERCE NOR HAS THE DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF MISSOURI

THE SECURITIES OFFERED HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE PURCHASER IN A TRANSACTION EXEMPT UNDER SECTION 4.G OF THE MISSOURI SECURITIES LAW OF 1953, AS AMENDED. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI. UNLESS THE SECURITIES ARE SO REGISTERED, THEY MAY NOT BE OFFERED FOR SALE OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

FOR RESIDENTS OF NEVADA

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEVADA UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.

FOR RESIDENTS OF NEW HAMPSHIRE

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED, OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CLIENT OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

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FOR RESIDENTS OF NEW JERSEY

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WRITTEN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. PURCHASERS WHO HAVE NOT RECEIVED A COPY OF THIS MEMORANDUM AT LEAST 48 HOURS PRIOR TO PAYMENT, RECEIPT OF CONFIRMATION OR RECEIPT OF SECURITY, WHICHEVER OCCURS FIRST, SHALL HAVE THE RIGHT TO RESCIND THE PURCHASE WITHIN 48 HOURS AFTER RECEIVING THE MEMORANDUM. NO BROKER-DEALER, SALESMAN OR ANY OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED EXPRESSLY IN THE MEMORANDUM.

FOR RESIDENTS OF NEW MEXICO

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE NEW MEXICO DEPARTMENT OF REGULATION AND LICENSING, NOR HAS THE SECURITIES DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFERING.

FOR RESIDENTS OF NEW YORK

THIS CONFIDENTIAL OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE STATE OF NEW YORK, THE NEW YORK STATE DEPARTMENT OF LAW OR THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE NOR HAS ANY OF THE FOREGOING PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL

FOR RESIDENTS OF NORTH DAKOTA

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF OHIO

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE OHIO SECURITIES ACT (THE “OHIO ACT”), AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED BY THE INVESTOR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE OHIO ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE OHIO ACT.

FOR RESIDENTS OF OREGON

THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE CORPORATION COMMISSIONER OF THE STATE OF OREGON UNDER PROVISIONS OF OAR 441-65-060 THROUGH 441-65-240. THE INVESTOR IS ADVISED THAT THE COMMISSIONER HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE COMMISSIONER. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISK INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

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FOR RESIDENTS OF PENNSYLVANIA

EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES OFFERED HEREBY HAS A RIGHT TO WITHDRAW HIS ACCEPTANCE PURSUANT TO SECTION 207(L.C.) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (70 P.S. 1-207(M)). SUCH PERSON MAY ELECT, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE (OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT TO PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES), TO WITHDRAW FROM HIS PURCHASE AGREEMENT AND RECEIVE A FULL REPAYMENT OF ALL MONIES PAID. SUCH A WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON TO ACCOMPLISH THIS WITHDRAWAL, A LETTER SHOULD BE SENT TO THE FUND, INDICATING THE INTENTION TO WITHDRAW SUCH LETTER SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY.

FOR RESIDENTS OF RHODE ISLAND

ALTHOUGH THE SECURITIES HEREIN DESCRIBED HAVE BEEN EXEMPTED FROM REGISTRATION PURSUANT TO TITLE 7, CHAPTER 11, OF THE RHODE ISLAND GENERAL LAWS, SUCH EXEMPTION DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION OR ENDORSEMENT BY THE RHODE ISLAND DEPARTMENT OF BUSINESS REGULATION THAT THE INFORMATION PROVIDED HEREIN IS TRUE, COMPLETE, ACCURATE OR NOT MISLEADING.

FOR RESIDENTS OF TEXAS

THE SECURITIES OFFERED HEREUNDER HAVE NOT BEEN REGISTERED UNDER APPLICABLE TEXAS SECURITIES LAWS AND, THEREFORE, ANY PURCHASER THEREOF MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. FURTHER, PURSUANT TO §109.13 UNDER THE TEXAS SECURITIES ACT, THE COMPANY IS REQUIRED TO APPRISE PROSPECTIVE INVESTORS OF THE FOLLOWING: A LEGEND SHALL BE PLACED, UPON ISSUANCE, ON CERTIFICATES REPRESENTING SECURITIES PURCHASED HEREUNDER, AND ANY PURCHASER HEREUNDER SHALL BE REQUIRED TO SIGN A WRITTEN AGREEMENT THAT HE WILL NOT SELL THE SUBJECT SECURITIES WITHOUT REGISTRATION UNDER APPLICABLE SECURITIES LAWS, OR EXEMPTIONS THEREFROM.

FOR RESIDENTS OF VERMONT

EACH VERMONT PURCHASER WHO ACCEPTS AN OFFER TO PURCHASE THESE SECURITIES DIRECTLY FROM THE ISSUER OR AN AFFILIATE OF THE ISSUER SHALL HAVE THE RIGHT TO WITHDRAW SUCH ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE ISSUER OR ANY OTHER PERSON WITHIN THREE CALENDAR DAYS OF THE FIRST TENDER OF CONSIDERATION TO THE ISSUER, AN AFFILIATE OF THE ISSUER, OR AN ESCROW AGENT.

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FOR RESIDENTS OF WASHINGTON STATE

THE ADMINISTRATOR OF SECURITIES HAS NOT REVIEWED THE OFFERING OR OFFERING CIRCULAR AND THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF WASHINGTON, CHAPTER 21.20 RCW, AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF WASHINGTON, CHAPTER 21.20 RCW, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

PROSPECTIVE FOREIGN INVESTORS SHOULD CAREFULLY CONSIDER THE STATEMENT BELOW PRIOR TO DECIDING WHETHER OR NOT TO INVEST IN THE SPV.

FOR ALL NON-U.S. INVESTORS GENERALLY

NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA THAT WOULD PERMIT AN OFFERING OF THE INTERESTS, OR POSSESSION OR DISTRIBUTION OF OFFERING MATERIAL IN CONNECTION WITH THE ISSUE OF THE INTERESTS, IN ANY COUNTRY OR JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE INTERESTS TO SATISFY HIMSELF OR HERSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES OF AMERICA IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

YOUR INVESTMENT WILL BE DENOMINATED IN UNITED STATES DOLLARS ($) AND, THEREFORE, WILL BE SUBJECT TO ANY FLUCTUATION IN THE RATE OF EXCHANGE BETWEEN UNITED STATES DOLLARS ($), THE CURRENCY OF YOUR OWN JURISDICTION AND THE CURRENCY OF THE JURISDICTION IN WHICH ANY SPV PORTFOLIO COMPANY OPERATES OR GENERATES INVESTMENT PROCEEDS, AS APPLICABLE. SUCH FLUCTUATIONS MAY HAVE AN ADVERSE EFFECT ON THE VALUE, PRICE OR INCOME OF YOUR INVESTMENT.

NOTICE TO RESIDENTS OF AUSTRALIA

THE SPV IS NOT REGISTERED AS A MANAGED INVESTMENT SCHEME IN AUSTRALIA. THE PROVISION OF THIS MEMORANDUM TO ANY PERSON DOES NOT CONSTITUTE AN OFFER OF INTERESTS TO THAT PERSON OR AN INVITATION TO THAT PERSON TO APPLY FOR INTERESTS. ANY SUCH OFFER OR INVITATION WILL ONLY BE EXTENDED TO A PERSON IF THAT PERSON HAS FIRST SATISFIED THE GENERAL PARTNER THAT THE PERSON IS A WHOLESALE CLIENT FOR THE PURPOSE OF SECTION 761G(7) OF THE CORPORATIONS ACT OF AUSTRALIA. THIS MEMORANDUM IS NOT A PROSPECTUS OR PRODUCT DISCLOSURE STATEMENT. IT IS NOT REQUIRED TO, AND DOES NOT, CONTAIN ALL THE INFORMATION WHICH WOULD BE REQUIRED IN A PROSPECTUS OR PRODUCT DISCLOSURE STATEMENT. IT HAS NOT BEEN LODGED WITH OR BEEN THE SUBJECT OF NOTIFICATION TO THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION. IT IS A TERM OF ISSUE OF INTERESTS IN THE SPV THAT THE INVESTOR MAY NOT TRANSFER OR OFFER TO TRANSFER THEIR INTERESTS TO ANY PERSON LOCATED IN, OR RESIDENT OF, AUSTRALIA UNLESS THE PERSON IS A WHOLESALE CLIENT FOR THE PURPOSES OF SECTION 761G(7) OF THE CORPORATIONS ACT OF AUSTRALIA.

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NOTICE TO RESIDENTS OF AUSTRIA

NO PUBLIC OFFER WITHIN THE MEANING OF SECTION 1 PARA 1 NO 1 OF THE AUSTRIAN CAPITAL MARKETS ACT (KAPITALMARKTGESETZ, KMG) OR SECTION 24 OF THE AUSTRIAN INVESTMENT FUNDS ACT (INVESTMENTFONDSGESETZ, INVFG) IS BEING MADE IN AUSTRIA. THE INTERESTS IN THE SPV ARE BEING OFFERED IN AUSTRIA TO A LIMITED NUMBER OF PROSPECTIVE INVESTORS WHEREBY PROSPECTIVE INVESTORS IN AUSTRIA HAVE BEEN INDIVIDUALLY PRE-SELECTED PRIOR TO MARKETING OF THE INTERESTS IN THE SPV BEING COMMENCED AND ARE TARGETED EXCLUSIVELY ON THE BASIS OF A PRIVATE PLACEMENT.

THE SPV DOES NOT QUALIFY FOR PUBLIC DISTRIBUTION IN AUSTRIA AND THE SPV WILL NOT BE SUBJECT TO SUPERVISION IN AUSTRIA. IN PARTICULAR, THE STRUCTURE OF THE SPV, ITS INVESTMENT OBJECTIVES AND THE INVESTOR’S PARTICIPATION THEREIN MAY DIFFER FROM THE STRUCTURE, INVESTMENT OBJECTIVES OR INVESTOR’S PARTICIPATION OF INVESTMENT VEHICLES PROVIDED FOR IN THE AUSTRIAN INVESTMENT FUNDS ACT.

NEITHER THIS MEMORANDUM NOR ANY OTHER DOCUMENT IN CONNECTION WITH THE SPV OR THE INTERESTS IN THE SPV IS A PROSPECTUS ACCORDING TO THE AUSTRIAN CAPITAL MARKETS ACT, THE AUSTRIAN STOCK EXCHANGE ACT (BÖRSEGESETZ, BÖRSEG) OR THE AUSTRIAN INVESTMENT FUNDS ACT AND HAS THEREFORE NOT BEEN DRAWN UP, AUDITED, APPROVED, PASSPORTED AND/OR PUBLISHED IN ACCORDANCE WITH THE AFORESAID ACTS.

THIS MEMORANDUM AND ANY OTHER OFFERING MATERIAL IN RELATION TO THE INTERESTS IN THE SPV MAY NOT BE ISSUED, CIRCULATED OR PASSED ON IN AUSTRIA OR MADE AVAILABLE IN ANY WAY TO ANY PERSON EXCEPT UNDER CIRCUMSTANCES NEITHER CONSTITUTING A PUBLIC OFFER OF, NOR A PUBLIC INVITATION TO SUBSCRIBE FOR, INTERESTS IN THE SPV. INVESTORS AND PROSPECTIVE INVESTORS IN THE SPV ARE ADVISED THAT THIS MEMORANDUM SHALL NOT BE PASSED ON BY THEM TO ANY OTHER PERSON IN AUSTRIA. PROSPECTIVE INVESTORS IN THE SPV REPRESENT THAT THEY WILL NOT OFFER, (RE-)SELL OR TRANSFER THE INTERESTS IN THE SPV OTHER THAN IN COMPLIANCE WITH THE AUSTRIAN CAPITAL MARKETS ACT, OR THE AUSTRIAN INVESTMENT FUNDS ACT AND IN EACH CASE ONLY IN CIRCUMSTANCES IN WHICH NO OBLIGATION ARISES FOR THE SPV OR THE GENERAL PARTNER TO PUBLISH A PROSPECTUS UNDER THE AFORESAID ACTS OR TO REGISTER THE SPV FOR PUBLIC DISTRIBUTION IN AUSTRIA.

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THIS MEMORANDUM IS DISTRIBUTED UNDER THE CONDITION THAT THE ABOVE OBLIGATIONS AND REPRESENTATIONS ARE ACCEPTED BY ANY RECIPIENT IN AUSTRIA AND THAT SUCH RECIPIENT UNDERTAKES TO COMPLY WITH THE ABOVE RESTRICTIONS.

NOTICE TO RESIDENTS OF BAHRAIN

THE SPV HAS NOT BEEN APPROVED BY THE CENTRAL BANK OF BAHRAIN. ALL APPLICATIONS FOR INVESTMENT SHOULD BE RECEIVED, AND ANY ALLOTMENTS MADE, FROM OUTSIDE BAHRAIN. NO INVITATION TO THE PUBLIC TO INVEST IN THE INTERESTS IN THE SPV MAY BE MADE IN THE KINGDOM OF BAHRAIN AND THIS MEMORANDUM MAY NOT BE ISSUED, PASSED, OR MADE AVAILABLE TO THE PUBLIC GENERALLY.

NOTICE TO RESIDENTS OF BELGIUM

THIS DOCUMENT HAS NOT BEEN SUBMITTED FOR APPROVAL BY, AND NO ADVERTISING OR OTHER OFFERING MATERIALS HAVE BEEN FILED WITH, THE BELGIAN FINANCIAL SERVICES AND MARKETS AUTHORITY (“AUTORITEIT VOOR FINCIËLE DIENSTEN EN MARKTEN” / “AUTORITE DES SERVICES ET MARCHES FINANCIERS”). THIS DOCUMENT AND ITS DISTRIBUTION IS FOR INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE A PUBLIC OFFERING OR INVOLVE AN INVESTMENT SERVICE IN BELGIUM. NEITHER THIS DOCUMENT NOR ANY OTHER INFORMATION OR MATERIALS RELATING THERETO (INCLUDING FOR AVOIDANCE OF DOUBT ANY MARKETING MATERIALS) (A) MAY BE DISTRIBUTED OR MADE AVAILABLE TO THE PUBLIC IN BELGIUM, (B) MAY BE USED IN RELATION TO ANY INVESTMENT SERVICE IN BELGIUM UNLESS ALL CONDITIONS OF DIRECTIVE 2004/39/EC ON MARKETS IN FINANCIAL INSTRUMENTS, AS IMPLEMENTED IN BELGIUM, ARE SATISFIED, (C) OR MAY BE USED TO PUBLICLY SOLICIT, PROVIDE ADVICE OR INFORMATION TO, OR OTHERWISE PROVOKE REQUESTS FROM, THE PUBLIC IN BELGIUM IN RELATION TO THE OFFERING.

ANY OFFERING IN BELGIUM IS MADE EXCLUSIVELY ON A PRIVATE BASIS IN ACCORDANCE WITH ARTICLE 5 OF THE BELGIAN LAW OF 20 JULY 2004 ON CERTAIN FORMS OF COLLECTIVE INVESTMENT UNDERTAKINGS (THE “LAW OF 20 JULY 2004”) AND WITH ARTICLE 3 OF THE LAW OF 16 JUNE 2006 CONCERNING THE PUBLIC OFFERING OF INVESTMENT INSTRUMENTS AND THE ADMISSION TO THE TRADING ON A REGULATED MARKET OF INVESTMENT INSTRUMENTS (THE “LAW OF 16 JUNE 2006”), AND IS ADDRESSED ONLY TO, AND SUBSCRIPTION WILL ONLY BE ACCEPTED FROM:

I. INVESTORS THAT QUALIFY BOTH AS PROFESSIONAL AND INSTITUTIONAL INVESTORS (AS DEFINED BY ARTICLE 5, §3 OF THE LAW OF 20 JULY 2004 AND AS QUALIFIED INVESTORS (AS DEFINED BY ARTICLE 10, §1 OF THE LAW OF 16 JUNE 2006 (EACH, A “QUALIFIED INVESTOR”), AND/OR

II. INVESTORS INVESTING FOR A CONSIDERATION OF AT LEAST € 50,000 PER INVESTOR, FOR EACH SEPARATE OFFER (EACH, A “HIGH NET WORTH INDIVIDUAL”), AND IT BEING UNDERSTOOD THAT ANY SUCH QUALIFIED INVESTOR OR HIGH NET WORTH INDIVIDUAL SHALL ACT IN ITS OWN NAME AND FOR ITS OWN ACCOUNT AND SHALL NOT ACT AS INTERMEDIARY, OR OTHERWISE SELL OR TRANSFER, TO ANY OTHER INVESTOR, UNLESS ANY SUCH OTHER INVESTOR WOULD ALSO QUALIFY AS A QUALIFIED INVESTOR OR A HIGH NET WORTH INDIVIDUAL. PROSPECTIVE PURCHASERS SHALL ONLY ACQUIRE INTERESTS FOR THEIR OWN ACCOUNT.

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NOTICE TO RESIDENTS OF BERMUDA

THE INTERESTS BEING OFFERED HEREBY ARE BEING OFFERED ON A PRIVATE BASIS TO INVESTORS WHO SATISFY CRITERIA OUTLINED IN THIS MEMORANDUM. THIS MEMORANDUM IS NOT SUBJECT TO AND HAS NOT RECEIVED APPROVAL FROM EITHER THE BERMUDA MONETARY AUTHORITY OR THE REGISTRAR OF COMPANIES IN BERMUDA AND NO STATEMENT TO THE CONTRARY, EXPLICIT OR IMPLICIT, IS AUTHORIZED TO BE MADE IN THIS REGARD. THE INTERESTS BEING OFFERED MAY BE OFFERED OR SOLD IN BERMUDA ONLY IN COMPLIANCE WITH THE PROVISIONS OF THE INVESTMENT BUSINESS ACT 2003 (AS AMENDED) OF BERMUDA. ADDITIONALLY, NON-BERMUDIAN PERSONS MAY NOT CARRY ON OR ENGAGE IN ANY TRADE OR BUSINESS IN BERMUDA UNLESS SUCH PERSONS ARE AUTHORIZED TO DO SO UNDER APPLICABLE BERMUDA LEGISLATION. ENGAGING IN THE ACTIVITY OF OFFERING OR MARKETING THE INTERESTS BEING OFFERED IN BERMUDA TO PERSONS IN BERMUDA MAY BE DEEMED TO BE CARRYING ON BUSINESS IN BERMUDA.

NOTICE TO RESIDENTS OF CANADA (BRITISH COLUMBIA, ONTARIO, AND QUEBEC ONLY)

PURCHASERS’ REPRESENTATIONS, COVENANTS AND RESALE RESTRICTIONS

CONFIRMATIONS OF THE ACCEPTANCE OF OFFERS TO PURCHASE LIMITED PARTNER INTERESTS WILL BE SENT TO PURCHASERS IN CANADA WHO HAVE NOT WITHDRAWN THEIR OFFERS TO PURCHASE PRIOR TO THE ISSUANCE OF SUCH CONFIRMATIONS. EACH PURCHASER OF LIMITED PARTNER INTERESTS IN CANADA WHO RECEIVES A PURCHASE CONFIRMATION, BY THE PURCHASER’S RECEIPT THEREOF, REPRESENTS TO THE SPV AND ANY DEALER FROM WHOM SUCH PURCHASE CONFIRMATION IS RECEIVED THAT SUCH PURCHASER IS A PERSON OR COMPANY TO WHICH LIMITED PARTNER INTERESTS MAY BE SOLD WITHOUT THE BENEFIT OF A PROSPECTUS QUALIFIED UNDER APPLICABLE PROVINCIAL SECURITIES LAWS. IN PARTICULAR, PURCHASERS RESIDENT IN ONTARIO REPRESENT TO THE SPV THAT THE PURCHASER IS (A) EITHER AN “ACCREDITED INVESTOR” AS SUCH TERM IS DEFINED IN SECTION 1.1 OF NATIONAL INSTRUMENT 45-106 - PROSPECTUS AND REGISTRATION EXEMPTIONS OF THE CANADIAN SECURITIES ADMINISTRATORS (THE “NI”) OR (B) A PURCHASER WHO PURCHASES LIMITED PARTNER INTERESTS THAT HAVE AN ACQUISITION COST TO THE PURCHASER OF NOT LESS THAN C$150,000 PAID IN CASH AT THE TIME OF THE PURCHASE, AND WHO IS NOT CREATED OR USED SOLELY TO PURCHASE OR HOLD SECURITIES IN RELIANCE ON THE EXEMPTION IN SECTION 2.10 OF THE NI. IN EITHER CASE, THE PURCHASER MUST PURCHASE THE UNITS AS PRINCIPAL. THE DISTRIBUTION OF LIMITED PARTNER INTERESTS IN CANADA IS BEING MADE ON A PRIVATE PLACEMENT BASIS. ACCORDINGLY, ANY RESALE OF THE LIMITED PARTNER INTERESTS MUST BE MADE IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS REQUIREMENTS OF APPLICABLE SECURITIES LAWS, WHICH VARY DEPENDING ON THE PROVINCE. PURCHASERS OF LIMITED PARTNER INTERESTS ARE ADVISED TO SEEK LEGAL ADVICE PRIOR TO ANY RESALE OF LIMITED PARTNER INTERESTS.

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IN ONTARIO, THE LIMITED PARTNER INTERESTS WILL, AND IN OTHER CANADIAN JURISDICTIONS, THE LIMITED PARTNER INTERESTS MAY, BE DISTRIBUTED THROUGH ONE OR MORE DEALERS REGISTERED WITH THE RELEVANT SECURITIES REGULATORY AUTHORITY. THE SPV IS NOT A “CONNECTED ISSUER” OR “RELATED ISSUER,” WITHIN THE MEANING OF NATIONAL INSTRUMENT 33-105 – UNDERWRITING CONFLICTS OF THE CANADIAN SECURITIES ADMINISTRATORS, OF ANY SUCH DEALER.

ENFORCEMENT OF LEGAL RIGHTS

ALL OF THE SPV, ITS LEGAL REPRESENTATIVES, THE GENERAL PARTNER, AND THEIR RESPECTIVE DIRECTORS AND OFFICERS MAY BE LOCATED OUTSIDE OF CANADA AND, AS A RESULT, IT MAY NOT BE POSSIBLE FOR CANADIAN PURCHASERS TO EFFECT SERVICE OF PROCESS WITHIN CANADA UPON THE SPV, ITS LEGAL REPRESENTATIVES, THE GENERAL PARTNER, OR THEIR DIRECTORS OR OFFICERS. ALL OR A SUBSTANTIAL PORTION OF THE ASSETS OF THE SPV, ITS LEGAL REPRESENTATIVES, THE GENERAL PARTNER, AND SUCH PERSONS MAY BE LOCATED OUTSIDE OF CANADA AND, AS A RESULT, IT MAY NOT BE POSSIBLE TO SATISFY A JUDGMENT AGAINST THE SPV, ITS LEGAL REPRESENTATIVES, THE GENERAL PARTNER, AND SUCH PERSONS IN CANADA OR TO ENFORCE A JUDGMENT OBTAINED IN CANADIAN COURTS AGAINST THE SPV, ITS LEGAL REPRESENTATIVES, THE GENERAL PARTNER, OR SUCH PERSONS OUTSIDE OF CANADA.

SECURITIES LEGISLATION IN CERTAIN OF THE CANADIAN JURISDICTIONS REQUIRES PURCHASERS TO BE PROVIDED WITH A REMEDY FOR RESCISSION OR DAMAGES, OR BOTH, IN ADDITION TO AND NOT IN DEROGATION FROM ANY OTHER RIGHT THEY MAY HAVE AT LAW, WHERE AN OFFERING MEMORANDUM AND ANY AMENDMENT TO IT CONTAINS A MISREPRESENTATION. THESE REMEDIES MUST BE EXERCISED BY THE PURCHASER WITHIN THE TIME LIMITS PRESCRIBED BY THE APPLICABLE SECURITIES LEGISLATION.

PURCHASERS SHOULD REFER TO THE APPLICABLE PROVISIONS OF THE SECURITIES LEGISLATION FOR THE COMPLETE TEXT OF THESE RIGHTS OR CONSULT WITH A LEGAL ADVISOR.

THE APPLICABLE CONTRACTUAL AND/OR STATUTORY RIGHTS ARE SUMMARIZED BELOW. THE SUMMARY IS SUBJECT TO THE EXPRESS PROVISIONS OF THE APPLICABLE PROVINCIAL SECURITIES LAWS AND THE REGULATIONS AND RULES THEREUNDER AND REFERENCE IS MADE THERETO FOR THE COMPLETE TEXT OF SUCH PROVISIONS.

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THIS MEMORANDUM CONTAINS, PROXIMATE TO THE FORWARD-LOOKING INFORMATION, REASONABLE CAUTIONARY LANGUAGE IDENTIFYING THE FORWARD-LOOKING INFORMATION AS SUCH, AND IDENTIFYING MATERIAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM A CONCLUSION, FORECAST OR PROJECTION IN THE FORWARD-LOOKING INFORMATION, AND A STATEMENT OF MATERIAL FACTORS OR ASSUMPTIONS THAT WERE APPLIED IN DRAWING A CONCLUSION OR MAKING A FORECAST OR PROJECTION SET OUT IN THE FORWARD-LOOKING INFORMATION; AND

THE SPV HAS A REASONABLE BASIS FOR DRAWING THE CONCLUSION OR MAKING THE FORECASTS AND PROJECTIONS SET OUT IN THE FORWARD LOOKING INFORMATION.

THE FOREGOING RIGHTS DO NOT APPLY IF THE PURCHASER IS:

(A) A CANADIAN FINANCIAL INSTITUTION (AS DEFINED IN NATIONAL INSTRUMENT 45-106 - PROSPECTUS AND REGISTRATION EXEMPTIONS OF THE CANADIAN SECURITIES ADMINISTRATORS) OR A SCHEDULE III BANK;

(B) THE BUSINESS DEVELOPMENT BANK OF CANADA INCORPORATED UNDER THE BUSINESS DEVELOPMENT BANK OF CANADA ACT (CANADA); OR

(C) A SUBSIDIARY OF ANY PERSON REFERRED TO IN PARAGRAPHS (A) AND (B), IF THE PERSON OWNS ALL OF THE VOTING SECURITIES OF THE SUBSIDIARY, EXCEPT THE VOTING SECURITIES REQUIRED BY LAW TO BE OWNED BY DIRECTORS OF THAT SUBSIDIARY.

THE FOREGOING SUMMARY IS SUBJECT TO THE EXPRESS PROVISIONS OF THE SECURITIES ACT (ONTARIO) AND THE RULES, REGULATIONS AND OTHER INSTRUMENTS THEREUNDER, AND REFERENCE IS MADE TO THE COMPLETE TEXT OF SUCH PROVISIONS CONTAINED THEREIN. SUCH PROVISIONS MAY CONTAIN LIMITATIONS AND STATUTORY DEFENSES ON WHICH THE SPV MAY RELY. THE RIGHTS OF ACTION DESCRIBED HEREIN ARE IN ADDITION TO AND WITHOUT DEROGATION FROM ANY OTHER RIGHT OR REMEDY THAT THE PURCHASER MAY HAVE AT LAW.

ONTARIO

PURCHASERS IN ONTARIO TO WHOM THIS MEMORANDUM IS DELIVERED AND WHO PURCHASE LIMITED PARTNER INTERESTS IN RELIANCE ON THE PROSPECTUS EXEMPTION PROVIDED BY SECTION 2.3 OF ONTARIO SECURITIES COMMISSION RULE 45-501 ARE HEREBY GRANTED THE FOLLOWING RIGHTS:

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IN THE EVENT THAT THIS MEMORANDUM OR ANY AMENDMENT THERETO DELIVERED TO A PURCHASER OF LIMITED PARTNER INTERESTS IN ONTARIO CONTAINS AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT THAT IS REQUIRED TO BE STATED OR THAT IS NECESSARY TO MAKE ANY STATEMENT THEREIN NOT MISLEADING IN THE LIGHT OF THE CIRCUMSTANCES IN WHICH IT WAS MADE (HEREIN CALLED A “MISREPRESENTATION”) AND IT WAS A MISREPRESENTATION AT THE TIME OF PURCHASE, THE PURCHASER WILL BE DEEMED TO HAVE RELIED UPON THE MISREPRESENTATION AND WILL, SUBJECT AS HEREINAFTER PROVIDED, HAVE A RIGHT OF ACTION AGAINST THE SPV FOR DAMAGES, OR, WHILE STILL THE OWNER OF THE LIMITED PARTNER INTERESTS PURCHASED BY THAT PURCHASER FOR RESCISSION, IN WHICH CASE, IF THE PURCHASER ELECTS TO EXERCISE THE RIGHT OF RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE SPV, PROVIDED THAT:

THE RIGHT OF ACTION FOR RESCISSION WILL BE EXERCISABLE BY A PURCHASER ONLY IF THE PURCHASER GIVES NOTICE TO THE SPV NOT LATER THAN 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION;

THE RIGHT OF ACTION FOR DAMAGES OR ANY OTHER ACTION OTHER THAN THE RIGHT OF ACTION FOR RESCISSION WILL BE EXERCISABLE BY A PURCHASER ONLY IF THE PURCHASER GIVES NOTICE TO THE SPV NOT LATER THAN THE EARLIER OF (I) 180 DAYS AFTER THE PURCHASER HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION OR (II) THREE YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION;

THE SPV WILL NOT BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE LIMITED PARTNER INTERESTS WITH KNOWLEDGE OF THE MISREPRESENTATION;

IN THE CASE OF AN ACTION FOR DAMAGES, THE SPV WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE LIMITED PARTNER INTERESTS AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE LIMITED PARTNER INTERESTS WERE SOLD TO PURCHASER.

THE STATUTORY RIGHTS DISCUSSED ABOVE ARE IN ADDITION TO AND WITHOUT DEROGATION FROM ANY OTHER RIGHT THE PURCHASER MAY HAVE AT LAW.

QUEBEC

IN QUEBEC, EVERY PERSON WHO HAS SUBSCRIBED FOR SECURITIES PURSUANT TO THIS MEMORANDUM MAY, IN THE EVENT THAT THIS MEMORANDUM CONTAINS A MISREPRESENTATION, APPLY TO HAVE THE CONTRACT RESCINDED OR THE PRICE REVISED, WITHOUT PREJUDICE TO HIS OR HER CLAIM FOR DAMAGES, PROVIDED THAT NO ACTION MAY BE COMMENCED TO ENFORCE SUCH RIGHT UNLESS THE RIGHT IS EXERCISED:

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IN THE CASE OF RESCISSION OR REVISION OF THE PRICE, WITHIN ONE YEAR FROM THE DATE OF THE TRANSACTION; AND

IN THE CASE OF DAMAGES, WITHIN ONE YEAR OF THE DATE ON WHICH THE PERSON ACQUIRED KNOWLEDGE OF THE FACTS GIVING RISE TO THE ACTION, EXCEPT UPON PROOF THAT THE PLAINTIFF ACQUIRED SUCH KNOWLEDGE MORE THAN ONE YEAR AFTER THE DATE OF THE TRANSACTION AS A RESULT OF THE NEGLIGENCE OF THE PLAINTIFF.

AN ACTION FOR RESCISSION OR REVISION OF THE PRICE OR DAMAGES AGAINST THE ISSUER, THE DEFENDANT MAY DEFEAT THE APPLICATION ONLY IF IT IS PROVED THAT THE PLAINTIFF KNEW, AT THE TIME OF THE TRANSACTION, OF THE ALLEGED MISREPRESENTATION.

BRITISH COLUMBIA

IN THE EVENT THAT THIS MEMORANDUM OR ANY AMENDMENT THERETO DELIVERED TO A PURCHASER OF LIMITED PARTNER INTERESTS IN BRITISH COLUMBIA CONTAINS AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT THAT IS REQUIRED TO BE STATED OR IS NECESSARY IN ORDER TO PREVENT ANY STATEMENT THAT IS BEING MADE FROM NOT BEING FALSE OR MISLEADING IN THE CIRCUMSTANCES IN WHICH IT WAS MADE (HEREIN CALLED A “MISREPRESENTATION”) AND IT WAS A MISREPRESENTATION AT THE TIME OF PURCHASE, THE PURCHASER WILL BE DEEMED TO HAVE RELIED UPON THE MISREPRESENTATION AND WILL, SUBJECT AS HEREINAFTER PROVIDED, HAVE A RIGHT OF ACTION AGAINST THE SPV FOR DAMAGES, OR, WHILE STILL THE OWNER OF THE LIMITED PARTNER INTERESTS PURCHASED BY THAT PURCHASER, FOR RESCISSION, IN WHICH CASE, IF THE PURCHASER ELECTS TO EXERCISE THE RIGHT OF RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE SPV, PROVIDED THAT:

THE RIGHT OF ACTION FOR RESCISSION OR DAMAGES IS ENFORCEABLE BY A PURCHASER ON NOTICE BY THE PURCHASER TO THE SPV ON OR BEFORE THE 90TH DAY AFTER THE DATE ON WHICH PAYMENT IS MADE FOR LIMITED PARTNER INTERESTS OR ON WHICH THE INITIAL PAYMENT WAS MADE FOR THE LIMITED PARTNER INTERESTS, IF PAYMENTS SUBSEQUENT TO THE INITIAL PAYMENT ARE MADE UNDER A CONTRACTUAL COMMITMENT ENTERED INTO BEFORE, OR CONCURRENTLY WITH, THE INITIAL PAYMENT;

A PURCHASER WILL NOT BE ENTITLED TO COMMENCE AN ACTION TO ENFORCE A RIGHT: (I) IN THE CASE OF AN ACTION FOR RESCISSION, MORE THAN 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION; OR (II) IN THE CASE OF AN ACTION FOR DAMAGES, MORE THAN THE EARLIER OF 180 DAYS AFTER THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS THAT GAVE RISE TO THE CAUSE OF ACTION OR THREE YEARS FROM THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION;

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THE SPV WILL NOT BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE LIMITED PARTNER INTERESTS WITH KNOWLEDGE OF THE MISREPRESENTATION;

IN THE CASE OF AN ACTION FOR DAMAGES, THE SPV WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE LIMITED PARTNER INTERESTS AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE LIMITED PARTNER INTERESTS WERE SOLD TO THE PURCHASER.

THE CONTRACTUAL RIGHTS DISCUSSED ABOVE ARE IN ADDITION TO AND WITHOUT DEROGATION FROM ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO THE PURCHASER.

DESIGNATION OF ONTARIO DEALER (ONTARIO ONLY)

UNLESS THE SPV HAS ENGAGED AN ONTARIO-REGISTERED DEALER TO PLACE THE LIMITED PARTNER INTERESTS IN ONTARIO, EACH PURCHASER OF LIMITED PARTNER INTERESTS IN ONTARIO WILL BE REQUIRED TO DESIGNATE AN ONTARIO-REGISTERED DEALER TO COMPLETE THE PURCHASE OF THE LIMITED PARTNER INTERESTS ON ITS BEHALF. THE STAFF OF THE ONTARIO SECURITIES COMMISSION TAKE THE POSITION THAT A PERSON THAT PROVIDES INVESTMENT ADVICE TO A SPV THAT DISTRIBUTES ITS INTERESTS IN ONTARIO IS CONSIDERED TO BE ACTING AS AN ADVISER IN ONTARIO, AND IS SUBJECT TO THE REQUIREMENT TO REGISTER AS AN ADVISER, NOTWITHSTANDING THAT THE ADVICE MAY BE GIVEN TO AND RECEIVED BY THE SPV OUTSIDE OF ONTARIO. THE GENERAL PARTNER IS NOT REGISTERED IN ONTARIO. HOWEVER, THE GENERAL PARTNER MAY RELY UPON AN EXEMPTION FROM THE ADVISER REGISTRATION REQUIREMENT IF THE INTERESTS ARE DISTRIBUTED THROUGH AN ONTARIO-REGISTERED DEALER. ACCORDINGLY, UNLESS THE SPV HAS ENGAGED AN ONTARIO-REGISTERED DEALER TO PLACE THE LIMITED PARTNER INTERESTS IN ONTARIO, NO SALE WILL BE MADE TO A PURCHASER RESIDENT IN ONTARIO UNLESS A DESIGNATION FORM HAS BEEN COMPLETED AND DELIVERED TO THE SPV.

CERTAIN CANADIAN INCOME TAX CONSIDERATIONS

PROSPECTIVE PURCHASERS OF LIMITED PARTNER INTERESTS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO ANY TAXES IN CONNECTION WITH THE ACQUISITION, HOLDING OR DISPOSITION OF LIMITED PARTNER INTERESTS. IT IS RECOMMENDED THAT TAX ADVISORS BE EMPLOYED IN CANADA, AS THERE ARE A NUMBER OF SUBSTANTIVE CANADIAN TAX COMPLIANCE REQUIREMENTS FOR CANADIAN INVESTORS.

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NOTICE TO RESIDENTS IN THE CAYMAN ISLANDS

INTERESTS MAY BE BENEFICIALLY OWNED BY PERSONS RESIDENT, DOMICILED, ESTABLISHED, INCORPORATED OR REGISTERED IN THE CAYMAN ISLANDS PURSUANT TO THE LAWS OF THE CAYMAN ISLANDS. THE SPV, HOWEVER, WILL NOT UNDERTAKE BUSINESS WITH THE PUBLIC IN THE CAYMAN ISLANDS OTHER THAN SO FAR AS MAY BE NECESSARY FOR THE CARRYING ON OF THE BUSINESS OF THE SPV EXTERIOR TO THE ISLANDS. “PUBLIC” FOR THESE PURPOSES DOES NOT INCLUDE ANY EXEMPTED OR ORDINARY NON-RESIDENT COMPANY REGISTERED UNDER THE COMPANIES LAW OR A FOREIGN COMPANY REGISTERED PURSUANT TO PART IX OF THE COMPANIES LAW OR ANY SUCH COMPANY ACTING AS GENERAL PARTNER OF A PARTNERSHIP REGISTERED PURSUANT TO SECTION 9(1) OF THE EXEMPTED LIMITED PARTNERSHIP LAW (2007 REVISION) OR ANY DIRECTOR OR OFFICER OF SUCH PARTNERSHIP ACTING IN SUCH CAPACITY OR THE TRUSTEE OF ANY TRUST REGISTERED OR CAPABLE OF REGISTRATION PURSUANT TO SECTION 74 OF THE TRUSTS LAW (2007 REVISION).

NOTICE TO RESIDENTS OF THE PEOPLE’S REPUBLIC OF CHINA

THE INTERESTS MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN THE PEOPLE’S REPUBLIC OF CHINA (WHICH, FOR SUCH PURPOSES, DOES NOT INCLUDE THE HONG KONG OR MACAU SPECIAL ADMINISTRATIVE REGIONS OR TAIWAN) (THE “PRC”). THE INFORMATION CONTAINED IN THIS MEMORANDUM WILL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY INTERESTS WITHIN THE PRC. THIS MEMORANDUM AND THE INFORMATION CONTAINED IN THIS MEMORANDUM HAVE NOT BEEN AND WILL NOT BE SUBMITTED TO OR APPROVED/VERIFIED BY OR REGISTERED WITH ANY RELEVANT GOVERNMENTAL AUTHORITIES IN THE PRC AND MAY NOT BE SUPPLIED TO THE PUBLIC IN THE PRC OR USED IN CONNECTION WITH ANY OFFER FOR THE SUBSCRIPTION OR SALE OF THE INTERESTS IN THE PRC. THE INTERESTS MAY ONLY BE OFFERED OR SOLD TO PRC INVESTORS THAT ARE AUTHORIZED TO ENGAGE IN THE PURCHASE OF INTERESTS OF THE TYPE BEING OFFERED OR SOLD. PRC INVESTORS ARE RESPONSIBLE FOR OBTAINING ALL RELEVANT GOVERNMENT REGULATORY APPROVALS/LICENSES, VERIFICATION AND/OR REGISTRATION THEMSELVES, INCLUDING, BUT NOT LIMITED TO, ANY WHICH MAY BE REQUIRED FROM THE STATE ADMINISTRATION OF FOREIGN EXCHANGE, THE CHINA SECURITIES REGULATORY COMMISSION, THE CHINA BANKING REGULATORY COMMISSION, THE CHINA INSURANCE REGULATORY COMMISSION AND OTHER REGULATORY BODIES, AND COMPLYING WITH ALL RELEVANT PRC REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY RELEVANT FOREIGN EXCHANGE REGULATIONS AND/OR OVERSEAS INVESTMENT REGULATIONS.

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NOTICE TO RESIDENTS OF DENMARK

THIS MEMORANDUM HAS NOT BEEN AND WILL NOT BE FILED WITH OR APPROVED BY THE DANISH FINANCIAL SUPERVISORY AUTHORITY OR ANY OTHER REGULATORY AUTHORITY IN DENMARK AND THE INTERESTS HAVE NOT BEEN AND ARE NOT INTENDED TO BE LISTED ON A DANISH REGULATED MARKET. THE INTERESTS HAVE NOT BEEN AND WILL NOT BE OFFERED TO THE PUBLIC IN DENMARK. CONSEQUENTLY, THIS MEMORANDUM MAY NOT BE MADE AVAILABLE AND THE INTERESTS MAY NOT OTHERWISE BE MARKETED OR OFFERED FOR SALE DIRECTLY OR INDIRECTLY TO ANY NATURAL OR LEGAL PERSON IN DENMARK, OTHER THAN TO NATURAL OR LEGAL PERSONS WHO WILL COMMIT TO INVEST IN THE INTERESTS FOR A TOTAL OF AT LEAST €50,000 PER INVESTOR IN RESPECT OF EACH SEPARATE OFFER OR OTHERWISE IN COMPLIANCE WITH AN EXEMPTION UNDER EXECUTIVE ORDER NO. 223 OF 10 MARCH 2010.

NOTICE TO RESIDENTS OF FINLAND

THIS MEMORANDUM HAS BEEN PREPARED FOR PRIVATE INFORMATION PURPOSES AND HAS NOT BEEN DISTRIBUTED TO MORE THAN 100 FINNISH RESIDENTS. IT MAY NOT BE USED FOR AND SHALL NOT BE DEEMED A PUBLIC OFFERING OF THE INTERESTS. IT MAY NOT BE USED FOR AND SHALL NOT BE DEEMED THE MARKETING, ISSUANCE OR OFFERING OF SECURITIES TO THE PUBLIC IN FINLAND. FURTHERMORE, SUBSCRIPTIONS FOR INTERESTS IN THE SPV WILL ONLY BE ACCEPTED FROM A VERY LIMITED NUMBER OF PROFESSIONAL INVESTORS AND ANY TRANSFERS OF INTERESTS ARE SUBJECT TO THE CONSENT OF THE GENERAL PARTNER WHICH WILL NOT BE GIVEN WITH RESPECT TO OTHER TRANSFEREES THAN THOSE BEING PROFESSIONAL INVESTORS. THUS INTERESTS IN THE SPV MAY ONLY BE HELD BY A LIMITED NUMBER OF PROFESSIONAL INVESTORS APPROVED BY THE GENERAL PARTNER. BECAUSE OF THIS CLOSED-ENDED NATURE OF THE SPV, THE SPV AND ANY SUBSCRIPTION OF INTERESTS IN THE SPV ARE NOT SUBJECT TO THE PROVISIONS OF THE FINNISH SECURITIES MARKETS ACT (ARVOPAPERIMARKKINALAKI, 495/1989, AS AMENDED) OR THE PROVISIONS OF THE FINNISH MUTUAL FUNDS ACT (SIJOITUSRAHASTOLAKI, 48/1999, AS AMENDED). ACCORDINGLY, PROSPECTIVE LIMITED PARTNERS SHOULD NOTE THAT THE FINNISH FINANCIAL SUPERVISION AUTHORITY (RAHOITUSTARKASTUS OR “FFSA”) HAS NOT AUTHORIZED ANY OFFERING FOR THE SUBSCRIPTION OF THE INTERESTS AND THAT THIS MEMORANDUM IS NEITHER A PROSPECTUS WITHIN THE MEANING SET FORTH IN THE FINNISH SECURITIES MARKETS ACT NOR A PARTNERSHIP PROSPECTUS AS DEFINED IN THE FINNISH MUTUAL FUNDS ACT. PROSPECTIVE INVESTORS SHOULD ALSO NOTE THAT THE GENERAL PARTNER IS NOT AN INVESTMENT FIRM (SIJOITUSPALVELUYRITYS) AS DEFINED IN THE FINNISH INVESTMENT FIRMS ACT (LAKI SIJOITUSPALVELUYRITYKSISTÄ, 579/1996), OR IS IT SUBJECT TO THE SUPERVISION OF THE FFSA. THE INTERESTS MAY NOT BE OFFERED OR SOLD IN FINLAND OR TO RESIDENTS THEREOF EXCEPT AS PERMITTED BY FINNISH LAW. THIS MEMORANDUM IS STRICTLY FOR PRIVATE USE BY ITS HOLDER AND MAY NOT BE PASSED ON TO THIRD PARTIES OR OTHERWISE DISTRIBUTED PUBLICLY. THIS MEMORANDUM SHALL NOT, IN ADDITION TO EVERYTHING ELSE STATED AND EXCLUDED HEREIN, BE CONSIDERED TO CONSTITUTE AN OFFER UNDER THE FINNISH ACT ON CONTRACTS (13.6.1929/228, AS AMENDED). ADDITIONALLY, NO SUBSCRIPTION OR PURCHASE OF INTERESTS AS PRESENTED IN THIS MEMORANDUM SHALL BE GOVERNED BY THE FINNISH ACT ON TRADE OF GOODS (27.3.1987/355, AS AMENDED).

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NOTICE TO RESIDENTS OF FRANCE

THIS MEMORANDUM HAS NOT BEEN PREPARED IN THE CONTEXT OF A PUBLIC OFFERING OF SECURITIES IN FRANCE WITHIN THE MEANING OF ARTICLE L.411-1 ET SEQ. OF THE FRENCH CODE MONÉTAIRE ET FINANCIER AND 211-1 ET SEQ. OF THE AUTORITÉ DES MARCHÉS FINANCIERS (THE “AMF”) GENERAL REGULATIONS AND HAS THEREFORE NOT BEEN SUBMITTED TO THE AMF FOR PRIOR APPROVAL OR OTHERWISE.

ACCORDINGLY, THE INTERESTS MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN FRANCE AND NEITHER THIS MEMORANDUM NOR ANY OTHER OFFERING MATERIAL RELATING TO THE INTERESTS HAS BEEN DISTRIBUTED OR CAUSED TO BE DISTRIBUTED OR WILL BE DISTRIBUTED OR CAUSED TO BE DISTRIBUTED TO THE PUBLIC IN FRANCE, EXCEPT TO QUALIFIED INVESTORS (INVESTISSEURS QUALIFIÉS) PROVIDED THAT SUCH INVESTORS ARE ACTING FOR THEIR OWN ACCOUNT AND/OR TO PERSONS PROVIDING PORTFOLIO MANAGEMENT FINANCIAL SERVICES (PERSONNES FOURNISSANT LES SERVICES D’INVESTISSEMENT DE GESTION DE PORTEFEUILLE POUR COMPTE DE TIERS), ALL AS DEFINED AND IN ACCORDANCE WITH ARTICLES L. 411-1, L.411-2, D.411-1 TO D.411-3, D.744-1, D.754-1 AND D.764-1 OF THE FRENCH CODE MONÉTAIRE ET FINANCIER.

INTERESTS MAY ONLY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN THE REPUBLIC OF FRANCE IN ACCORDANCE WITH APPLICABLE LAWS RELATING TO PUBLIC OFFERINGS (WHICH ARE IN PARTICULAR EMBODIED IN ARTICLES L.411-1, L.411-2, L.412-1 AND L.621-8 TO L.621-8-3 OF THE FRENCH CODE MONÉTAIRE ET FINANCIER AND ARTICLE 211-1 ET SEQ. OF THE AMF GENERAL REGULATIONS).

NOTICE TO RESIDENTS OF GERMANY

THE INTERESTS HAVE NOT BEEN NOTIFIED TO, REGISTERED WITH OR APPROVED BY THE GERMAN FEDERAL FINANCIAL SUPERVISORY AUTHORITY (BUNDESANSTALT FÜR FINANZDIENSTLEISTUNGSAUFSICHT - BAFIN) FOR PUBLIC OFFER OR PUBLIC DISTRIBUTION UNDER GERMAN LAW.

ACCORDINGLY, THE INTERESTS MAY NOT BE DISTRIBUTED/OFFERED TO OR WITHIN GERMANY BY WAY OF A PUBLIC DISTRIBUTION/OFFER WITHIN THE MEANING OF APPLICABLE GERMAN LAWS, PUBLIC ADVERTISEMENT OR IN ANY SIMILAR MANNER. THIS MEMORANDUM AND ANY OTHER DOCUMENT RELATING TO THE OFFER OF THE INTERESTS, AS WELL AS ANY INFORMATION CONTAINED THEREIN, MAY NOT BE SUPPLIED TO THE PUBLIC IN GERMANY OR USED IN CONNECTION WITH ANY OFFER FOR SUBSCRIPTION OF THE INTERESTS TO THE PUBLIC IN GERMANY OR ANY OTHER MEANS OF PUBLIC MARKETING.

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THIS MEMORANDUM AND ANY OTHER DOCUMENT RELATING TO THE OFFER OF INTERESTS ARE STRICTLY CONFIDENTIAL AND MAY NOT BE DISTRIBUTED TO ANY PERSON OR ENTITY OTHER THAN THE RECIPIENT HEREOF TO WHOM THIS MEMORANDUM IS PERSONALLY ADDRESSED.

NOTICE TO RESIDENTS OF GREECE

THIS MEMORANDUM AND INTERESTS TO WHICH IT RELATES AND ANY OTHER MATERIAL RELATED THERETO MAY NOT BE ADVERTISED, DISTRIBUTED OR OTHERWISE MADE AVAILABLE TO THE PUBLIC IN GREECE. THE GREEK CAPITAL MARKET COMMISSION HAS NOT AUTHORIZED ANY PUBLIC OFFERING OF THE SUBSCRIPTION OR INTERESTS IN THE SPV; ACCORDINGLY, INTERESTS MAY NOT BE ADVERTISED, DISTRIBUTED OR IN ANY WAY OFFERED OR SOLD IN GREECE OR TO RESIDENTS THEREOF EXCEPT AS PERMITTED BY GREEK LAW. THIS MEMORANDUM AND THE INFORMATION CONTAINED HEREIN DO NOT AND WILL NOT BE DEEMED TO CONSTITUTE AN INVITATION TO THE PUBLIC IN GREECE TO PURCHASE INTERESTS. THE SPV DOES NOT HAVE A GUARANTEED PERFORMANCE AND PAST RETURNS DO NOT GUARANTEE FUTURE ONES.

NOTICE TO RESIDENTS OF GUERNSEY

INTERESTS ARE NOT OFFERED AND ARE NOT TO BE OFFERED TO THE PUBLIC IN THE BAILIWICK OF GUERNSEY. PERSONS RESIDENT IN GUERNSEY MAY ONLY APPLY FOR INTERESTS IN THE SPV PURSUANT TO PRIVATE PLACEMENT ARRANGEMENTS. THIS MEMORANDUM HAS NOT BEEN FILED WITH THE GUERNSEY FINANCIAL SERVICES COMMISSION PURSUANT TO ANY RELEVANT LEGISLATION AND NO AUTHORIZATIONS IN RESPECT OF THE PROTECTION OF INVESTORS (BAILIWICK OF GUERNSEY) LAW 1987 HAVE BEEN ISSUED BY THE GUERNSEY FINANCIAL SERVICES COMMISSION IN RESPECT OF IT.

NOTICE TO RESIDENTS OF HONG KONG

THE CONTENTS OF THIS MEMORANDUM HAVE NOT BEEN REVIEWED OR APPROVED BY ANY REGULATORY AUTHORITY IN HONG KONG. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR INVITATION TO THE PUBLIC IN HONG KONG TO ACQUIRE INTEREST IN THE SPV. NO PERSON MAY OFFER OR SELL IN HONG KONG, BY MEANS OF ANY DOCUMENT, ANY INTERESTS OTHER THAN (A) TO “PROFESSIONAL INVESTORS” AS DEFINED IN THE SECURITIES AND FUTURES ORDINANCE (CAP. 571) OF HONG KONG AND ANY RULES MADE UNDER THAT ORDINANCE; OR (B) IN OTHER CIRCUMSTANCES WHICH DO NOT RESULT IN THE DOCUMENT BEING A “PROSPECTUS” AS DEFINED IN THE COMPANIES ORDINANCE (CAP. 32) OF HONG KONG OR WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THAT ORDINANCE.

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NO PERSON MAY ISSUE, OR HAVE IN ITS POSSESSION FOR THE PURPOSES OF ISSUE, WHETHER IN HONG KONG OR ELSEWHERE, ANY ADVERTISEMENT, INVITATION OR DOCUMENT RELATING TO THE INTERESTS, WHICH IS DIRECTED AT, OR THE CONTENTS OF WHICH ARE LIKELY TO BE ACCESSED OR READ BY, THE PUBLIC IN HONG KONG (EXCEPT IF PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF HONG KONG) OTHER THAN WITH RESPECT TO INTERESTS WHICH ARE OR ARE INTENDED TO BE DISPOSED OF ONLY TO PERSONS OUTSIDE HONG KONG OR ONLY TO “PROFESSIONAL INVESTORS” AS DEFINED IN THE SECURITIES AND FUTURES ORDINANCE (CAP. 571) OF HONG KONG AND ANY RULES MADE UNDER THAT ORDINANCE. THE OFFER OF INTERESTS IN THE SPV IS PERSONAL TO THE PERSON TO WHOM THIS MEMORANDUM HAS BEEN DELIVERED BY OR ON BEHALF OF THE SPV, AND A SUBSCRIPTION FOR INTERESTS IN THE SPV WILL ONLY BE ACCEPTED FROM SUCH PERSON. NO PERSON TO WHOM A COPY OF THIS MEMORANDUM IS ISSUED MAY ISSUE, CIRCULATE OR DISTRIBUTE THIS MEMORANDUM IN HONG KONG OR MAKE OR GIVE A COPY OF THIS MEMORANDUM TO ANY OTHER PERSON. THE INVESTOR IS ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFER. IF THE INVESTOR IS IN ANY DOUBT ABOUT ANY OF THE CONTENTS OF THIS MEMORANDUM, IT SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE.

NOTICE TO RESIDENTS OF INDIA

THE INTERESTS MENTIONED HEREIN ARE NOT BEING OFFERED TO INDIAN RESIDENTS (INDIVIDUALS OR OTHERWISE) FOR SALE OR SUBSCRIPTION, BUT ARE BEING PRIVATELY PLACED WITH A LIMITED NUMBER OF SOPHISTICATED PRIVATE AND INSTITUTIONAL INVESTORS OUTSIDE INDIA AND WILL NOT BE REGISTERED AND/OR APPROVED BY SEBI OR ANY OTHER LEGAL OR REGULATORY AUTHORITY IN INDIA.

NOTICE TO RESIDENTS OF IRELAND

THIS MEMORANDUM AND THE INFORMATION CONTAINED HEREIN ARE PRIVATE AND CONFIDENTIAL AND ARE FOR THE USE SOLELY OF THE PERSON TO WHOM THIS MEMORANDUM IS ADDRESSED. IF A PROSPECTIVE INVESTOR IS NOT INTERESTED IN MAKING AN INVESTMENT, THIS MEMORANDUM SHOULD BE PROMPTLY RETURNED. THIS MEMORANDUM DOES NOT, AND SHALL NOT BE DEEMED TO, CONSTITUTE AN INVITATION TO THE PUBLIC IN IRELAND TO PURCHASE INTERESTS IN THE SPV. NO PERSON RECEIVING A COPY OF THIS MEMORANDUM MAY TREAT IT AS CONSTITUTING AN INVITATION TO THEM TO PURCHASE INTERESTS IN THE SPV OR A SOLICITATION TO ANYONE OTHER THAN THE ADDRESSEE.

THIS MEMORANDUM HAS NOT BEEN APPROVED BY THE CENTRAL BANK OF IRELAND. THE SPV HAS NOT BEEN AUTHORIZED AND IS NOT SUPERVISED BY THE CENTRAL BANK OF IRELAND. ACCORDINGLY, NO ACTION WILL BE TAKEN BY THE SPV, THE SPV MANAGER OR ITS PLACEMENT AGENT(S), AND NO INTERESTS IN THE SPV MAY BE OFFERED OR SOLD IN IRELAND, IN CIRCUMSTANCES WHICH WOULD OPEN THE SPV TO PARTICIPATION BY THE PUBLIC IN IRELAND (WITHIN THE MEANING OF SECTION 9 OF THE UNIT TRUSTS ACT 1990 OF IRELAND).

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THE OFFER FOR SALE OF INTERESTS IN THE SPV SHALL NOT BE MADE BY ANY PERSON IN IRELAND OTHERWISE THAN IN CONFORMITY WITH THE PROVISIONS OF THE MIFID REGULATIONS (S.I. 60 OF 2007) (AS AMENDED) AND IN ACCORDANCE WITH ANY CODES, GUIDANCE OR REQUIREMENTS IMPOSED BY THE CENTRAL BANK OF IRELAND THEREUNDER.

NOTICE TO RESIDENTS OF ISRAEL

THIS MEMORANDUM HAS NOT BEEN APPROVED FOR PUBLIC OFFERING BY THE ISRAELI SECURITIES AUTHORITY. THE INTERESTS ARE BEING OFFERED TO A LIMITED NUMBER OF INVESTORS (35 INVESTORS OR LESS) AND/OR SPECIAL TYPES OF INVESTORS (“INVESTORS”) SUCH AS: MUTUAL TRUST FUNDS, MANAGING COMPANIES OF MUTUAL TRUST FUNDS, PROVIDENT FUNDS, MANAGING COMPANIES OF PROVIDENT FUNDS, INSURANCE COMPANIES, BANKING CORPORATIONS AND SUBSIDIARY CORPORATIONS, EXCEPT FOR MUTUAL SERVICE COMPANIES (PURCHASING SECURITIES FOR THEMSELVES AND FOR CLIENTS WHO ARE INVESTORS), PORTFOLIO MANAGERS (PURCHASING SECURITIES FOR THEMSELVES AND FOR CLIENTS WHO ARE INVESTORS), INVESTMENT COUNSELORS (PURCHASING SECURITIES FOR THEMSELVES), MEMBERS OF THE TEL-AVIV STOCK EXCHANGE (PURCHASING SECURITIES FOR THEMSELVES AND FOR CLIENTS WHO ARE INVESTORS), UNDERWRITERS (PURCHASING SECURITIES FOR THEMSELVES), VENTURE CAPITAL FUNDS, CORPORATE ENTITIES THE MAIN BUSINESS OF WHICH IS THE CAPITAL MARKET AND WHICH ARE WHOLLY OWNED BY INVESTORS, AND CORPORATE ENTITIES WHOSE NET WORTH EXCEEDS NIS 250 MILLION, EXCEPT FOR THOSE INCORPORATED FOR THE PURPOSE OF PURCHASING SECURITIES IN A SPECIFIC OFFER; AND IN ALL CASES UNDER CIRCUMSTANCES THAT WILL FALL WITHIN THE PRIVATE PLACEMENT EXEMPTION OR OTHER EXEMPTIONS OF THE SECURITIES LAW, 5728-1968 OR JOINT INVESTMENT TRUSTS LAW, 5754-1994. THIS MEMORANDUM MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, NOR BE FURNISHED TO ANY PERSON OTHER THAN THOSE TO WHOM COPIES HAVE BEEN SENT. ANY OFFEREE WHO PURCHASES AN INTEREST IS PURCHASING SUCH AN INTEREST FOR HIS OWN BENEFIT AND ACCOUNT AND NOT WITH THE AIM OR INTENTION OF DISTRIBUTING OR OFFERING SUCH AN INTEREST TO OTHER PARTIES. NOTHING IN THIS MEMORANDUM SHOULD BE CONSIDERED AS COUNSELING ADVICE OR INVESTMENT MARKETING, AS DEFINED IN THE REGULATION OF INVESTMENT COUNSELING, INVESTMENT MARKETING AND PORTFOLIO MANAGEMENT LAW, 5755-1995. INVESTORS ARE ENCOURAGED TO SEEK COMPETENT INVESTMENT COUNSELING FROM A LOCALLY LICENSED INVESTMENT COUNSELOR PRIOR TO MAKING THE INVESTMENT.

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NOTICE TO RESIDENTS OF ITALY

THE OFFERING OF INTERESTS HAS NOT BEEN AUTHORIZED BY THE RELEVANT ITALIAN AUTHORITIES PURSUANT TO ARTICLE 42 AND ARTICLE 94 ET SEQ. OF LEGISLATIVE DECREE NO. 58, DATED 24 FEBRUARY 1998, AS AMENDED, AND, ACCORDINGLY, NO INTERESTS MAY BE OFFERED, SOLD, DELIVERED OR MARKETED TO INVESTORS OF ANY KIND IN THE REPUBLIC OF ITALY, NOR MAY COPIES OF THE MEMORANDUM OR OF ANY DOCUMENT RELATING TO THE ORDINARY SHARES BE DISTRIBUTED IN THE REPUBLIC OF ITALY.

NOTICE TO RESIDENTS OF JAPAN

NEITHER THE SPV NOR ANY OF ITS AFFILIATES IS OR WILL BE REGISTERED AS A “FINANCIAL INSTRUMENTS FIRM” PURSUANT TO THE FINANCIAL INSTRUMENTS AND EXCHANGE LAW. NEITHER THE FINANCIAL SERVICES AGENCY OF JAPAN NOR THE KANTO LOCAL FINANCE BUREAU HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR OTHERWISE APPROVED OR AUTHORIZED THE OFFERING OF INTERESTS IN THE SPV TO INVESTORS RESIDENT IN JAPAN. NEITHER THE INTERESTS DESCRIBED IN THIS MEMORANDUM NOR THE OFFERING THEREOF HAS BEEN DISCLOSED PURSUANT TO THE SECURITIES EXCHANGE LAW OF JAPAN (LAW NO.25 OF 1948 AS AMENDED). THE PURCHASER OF AN INTEREST AGREES NOT TO RE-TRANSFER OR RE-ASSIGN SUCH INTEREST TO ANYONE OTHER THAN NON-RESIDENTS OF JAPAN EXCEPT PURSUANT TO A PRIVATE PLACEMENT EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, AND OTHERWISE IN COMPLIANCE WITH, THE SECURITIES EXCHANGE LAW AND OTHER RELEVANT LAWS AND REGULATIONS OF JAPAN (EXCEPT FOR RE-TRANSFER OR RE-ASSIGNMENT TO ONE PERSON BY ONE TRANSACTION OF ALL SUCH INTEREST PURCHASED BY SUCH PURCHASER). THE INTERESTS ARE BEING OFFERED TO A LIMITED NUMBER OF QUALIFIED INSTITUTIONAL INVESTORS (TEKIKAKU KIKAN TOSHIKA, AS DEFINED IN THE SECURITIES EXCHANGE LAW OF JAPAN) AND/OR A SMALL NUMBER OF INVESTORS, IN ALL CASES UNDER CIRCUMSTANCES THAT WILL FALL WITHIN THE PRIVATE PLACEMENT EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES EXCHANGE LAW AND OTHER RELEVANT LAWS AND REGULATIONS OF JAPAN. AS SUCH, THE INTERESTS HAVE NOT BEEN REGISTERED AND WILL NOT BE REGISTERED UNDER THE SECURITIES EXCHANGE LAW OF JAPAN. THIS MEMORANDUM IS CONFIDENTIAL AND IS INTENDED SOLELY FOR THE USE OF ITS RECIPIENT. ANY DUPLICATION OR REDISTRIBUTION OF THIS MEMORANDUM IS PROHIBITED. THE RECIPIENT OF THIS MEMORANDUM, BY ACCEPTING DELIVERY THEREOF, AGREES TO RETURN IT AND ALL RELATED DOCUMENTS TO THE PLACEMENT AGENT IF THE RECIPIENT ELECTS NOT TO PURCHASE ANY OF THE INTERESTS OFFERED HEREBY OR IF EARLIER REQUESTED BY THE PLACEMENT AGENT.

THERE IS A RISK THAT THE INVESTOR MAY LOSE THE PRINCIPAL AMOUNT HE OR SHE WILL INVEST AS A RESULT OF FLUCTUATIONS IN THE NET ASSET VALUE OF INTERESTS IN THE SPV DUE TO CHANGES IN THE PRICES OF SECURITIES OR OTHER FINANCIAL PRODUCTS HELD BY THE SPV, CHANGES IN FOREIGN EXCHANGE RATES AND OTHER FACTORS, IF ANY.

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NOTICE TO RESIDENTS OF JERSEY

THE CONSENT OF THE JERSEY FINANCIAL SERVICES COMMISSION HAS NOT BEEN SOUGHT NOR GRANTED TO THE CIRCULATION IN JERSEY OF AN OFFER OF INTERESTS IN THE SPV PURSUANT TO ARTICLE 10 OF THE CONTROL OF BORROWING (JERSEY) ORDER 1958, AS AMENDED, AND, ACCORDINGLY, INTERESTS IN THE SPV MAY NOT BE OFFERED IN JERSEY.

NOTICE TO RESIDENTS OF KUWAIT

THIS MEMORANDUM AND ANY OTHER OFFERING MATERIALS, THE SPV AND INTERESTS HAVE NOT BEEN APPROVED OR LICENSED BY THE MINISTRY OF COMMERCE AND INDUSTRY OF THE STATE OF KUWAIT OR ANY OTHER RELEVANT KUWAITI GOVERNMENTAL AGENCY. NOTHING HEREIN CONSTITUTES, NOR SHALL BE DEEMED TO CONSTITUTE, AN INVITATION OR AN OFFER TO SELL INTERESTS IN THE SPV IN KUWAIT NOR IS INTENDED TO LEAD TO THE CONCLUSION OF ANY CONTRACT OF WHATSOEVER NATURE WITHIN KUWAIT.

THE OFFERING OF INTERESTS IN THE SPV IN KUWAIT ON THE BASIS OF A PRIVATE PLACEMENT OR PUBLIC OFFERING IS RESTRICTED IN ACCORDANCE WITH DECREE LAW NO. 31 OF 1990, AS AMENDED, ENTITLED “REGULATING SECURITIES OFFERINGS AND SALES” AND MINISTERIAL ORDER NO. 113 OF 1992, AS AMENDED AND ANY IMPLEMENTING REGULATIONS AND OTHER APPLICABLE LAWS AND REGULATIONS IN KUWAIT.

NOTICE TO RESIDENTS OF LIECHTENSTEIN

THE INTERESTS OFFERED HEREBY MAY NOT BE PUBLICLY OFFERED, SOLD OR ADVERTISED IN LIECHTENSTEIN PURSUANT TO ART. 23 PARA. 1 OF THE LIECHTENSTEIN INVESTMENT ENTERPRISES ACT. THIS MEMORANDUM MAY ONLY BE CIRCULATED TO A LIMITED NUMBER OF PERSONS IN LIECHTENSTEIN AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, OR PROVIDED TO ANY PERSON OTHER THAN THE RECIPIENTS THEREOF. AT NO TIME AN OFFER SHALL BE MADE TO MORE THAN 20 PERSONS SIMULTANEOUSLY. SINCE THIS MEMORANDUM IS INTENDED SOLELY FOR A PRIVATE PLACEMENT, NO STEPS HAVE BEEN TAKEN TO REGISTER THE SPV AND/OR THIS MEMORANDUM AS A PROSPECTUS IN LIECHTENSTEIN.

NOTICE TO RESIDENTS OF LUXEMBOURG

THE INTERESTS MAY NOT BE PUBLICLY OFFERED OR SOLD IN THE GRAND-DUCHY OF LUXEMBOURG, EXCEPT FOR THE INTERESTS FOR WHICH THE REQUIREMENTS OF LUXEMBOURG LAW CONCERNING PUBLIC OFFERINGS OF SECURITIES HAVE BEEN MET.

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THE INTERESTS ARE OFFERED TO A LIMITED NUMBER OF SOPHISTICATED INVESTORS, IN ALL CASES UNDER CIRCUMSTANCES DESIGNED TO PRECLUDE A DISTRIBUTION THAT WOULD BE OTHER THAN A PRIVATE PLACEMENT. THIS MEMORANDUM IS STRICTLY PRIVATE AND CONFIDENTIAL AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, NOR BE FURNISHED TO ANY OTHER PERSON OTHER THAN THOSE TO WHOM COPIES HAVE BEEN SENT.

NOTICE TO RESIDENTS OF THE NETHERLANDS

THE INTERESTS ARE NOT AND WILL NOT BE OFFERED IN THE NETHERLANDS, AS PART OF THEIR INITIAL DISTRIBUTION OR AT ANY TIME THEREAFTER, UNLESS ONE OR SEVERAL OF THE FOLLOWING APPLY:

(A) THE OFFER IS MADE ONLY TO QUALIFIED INVESTORS WITHIN THE MEANING OF THE DUTCH FINANCIAL MARKETS SUPERVISION ACT (THE “FMSA” (WET OP HET FINANCIEEL TOEZICHT)); OR

(B) THE OFFER IS MADE TO FEWER THAN ONE HUNDRED (100) PERSONS, NOT BEING QUALIFIED INVESTORS AS DESCRIBED UNDER (A); OR

(C) THE INTERESTS HAVE A NOMINAL VALUE OF AT LEAST € 50,000 (OR EQUIVALENT) OR CAN ONLY BE ACQUIRED FOR A TOTAL CONSIDERATION OF AT LEAST € 50,000 (OR EQUIVALENT) PER INVESTOR.

UNDER THE FMSA, THE PERSON THAT OFFERS INTERESTS DOES NOT REQUIRE A LICENSE WITH RESPECT TO SUCH OFFERING AND IS NOT SUPERVISED BY THE NETHERLANDS AUTHORITY FOR THE FINANCIAL MARKETS WITH RESPECT THERETO. THE SPV AND THE GENERAL PARTNER ARE NOT SUPERVISED BY THE NETHERLANDS AUTHORITY FOR THE FINANCIAL MARKETS ON THE BASIS OF THE PART “PRUDENTIAL SUPERVISION OF FINANCIAL UNDERTAKINGS” OR THE PART “CONDUCT OF BUSINESS SUPERVISION OF FINANCIAL UNDERTAKINGS” OF THE FMSA.

NOTICE TO RESIDENTS OF NEW ZEALAND

DISTRIBUTORS WILL ONLY SEEK TO PLACE INTERESTS WITH PERSONS WHO AGREE TO REPRESENT FOR THE BENEFIT OF THE DISTRIBUTOR AND THE ISSUER THAT THEY ARE INVESTORS:(I) WHOSE PRINCIPAL PURPOSE IS THE INVESTMENT OF MONEY OR WHO IN THE COURSE OF AND FOR THE PURPOSE OF THEIR BUSINESS HABITUALLY INVEST MONEY; OR (II) WHO WILL BE REQUIRED TO PAY A MINIMUM OF NZ$500,000 FOR THE INTERESTS, SUCH THAT A REGISTERED PROSPECTUS IS NOT REQUIRED FOR THE OFFER OF THE INTERESTS UNDER THE NEW ZEALAND SECURITIES ACT 1978.

NOTICE TO RESIDENTS OF NORWAY

THE SPV FALLS OUTSIDE THE SCOPE OF THE INVESTMENT FUND ACT OF 1981 AND, THEREFORE, IS NOT SUBJECT TO SUPERVISION FROM THE FINANCIAL SUPERVISORY AUTHORITY OF NORWAY. THE INTERESTS ARE NOT SUBJECT TO THE SECURITIES TRADING ACT OF 2007.

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THE CONTENTS OF THIS MEMORANDUM HAVE NOT BEEN APPROVED OR REGISTERED WITH THE OSLO STOCK EXCHANGE OR THE NORWEGIAN COMPANY REGISTRY.

EACH INVESTOR SHOULD CAREFULLY CONSIDER INDIVIDUAL TAX QUESTIONS BEFORE INVESTING IN THE SPV.

NOTICE TO RESIDENTS OF OMAN

THIS MEMORANDUM DOES NOT CONSTITUTE A PUBLIC OFFER OF SECURITIES IN THE SULTANATE OF OMAN, AS CONTEMPLATED BY THE COMMERCIAL COMPANIES LAW OF OMAN (ROYAL DECREE NO. 4/74) OR THE CAPITAL MARKET LAW OF OMAN (ROYAL DECREE NO. 80/98) AND MINISTERIAL DECISION NO.1/2009 OR AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NON-OMANI SECURITIES IN THE SULTANATE OF OMAN.

THIS MEMORANDUM IS STRICTLY PRIVATE AND CONFIDENTIAL. IT IS BEING PROVIDED TO A LIMITED NUMBER OF SOPHISTICATED INVESTORS SOLELY TO ENABLE THEM TO DECIDE WHETHER OR NOT TO MAKE AN OFFER TO ENTER INTO COMMITMENTS TO INVEST IN THE INTERESTS UPON THE TERMS AND SUBJECT TO THE RESTRICTIONS SET OUT HEREIN AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE OR PROVIDED TO ANY PERSON OTHER THAN THE ORIGINAL RECIPIENT.

ADDITIONALLY, THIS MEMORANDUM IS NOT INTENDED TO LEAD TO THE MAKING OF ANY CONTRACT WITHIN THE TERRITORY OF THE SULTANATE OF OMAN.

THE CAPITAL MARKET AUTHORITY AND THE CENTRAL BANK OF OMAN TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE STATEMENTS AND INFORMATION CONTAINED IN THIS MEMORANDUM OR FOR THE PERFORMANCE OF THE SPV NOR SHALL THEY HAVE ANY LIABILITY TO ANY PERSON FOR DAMAGE OR LOSS RESULTING FROM RELIANCE ON ANY STATEMENT OR INFORMATION CONTAINED HEREIN.

NOTICE TO RESIDENTS OF QATAR

THE OFFER CONTAINED HEREIN IS MADE EXCLUSIVELY TO THE INTENDED RECIPIENT AND IS FOR PERSONAL USE ONLY. THIS DOCUMENT (OR ANY PART THEREOF) SHALL IN NO WAY BE CONSTRUED AS A GENERAL OFFER, MADE TO THE PUBLIC, OR AN ATTEMPT TO DO BUSINESS, AS A BANK, INVESTMENT COMPANY OR OTHERWISE IN THE STATE OF QATAR.

THIS DOCUMENT, INCLUDING MATERIALS AND INTERESTS CONTAINED HEREIN, HAS NOT BEEN APPROVED OR LICENSED BY THE QATARI CENTRAL BANK OR ANY OTHER RELEVANT LICENSING AUTHORITIES IN THE STATE OF QATAR, AND DOES NOT CONSTITUTE A PUBLIC OFFER OF SECURITIES IN THE STATE OF QATAR UNDER QATARI LAW. ANY DISTRIBUTION OF THIS MEMORANDUM BY THE INTENDED RECIPIENT TO THIRD PARTIES IN THE STATE OF QATAR IN CONTRAVENTION OF THE TERMS HEREOF SHALL BE AT THE SOLE RISK AND LIABILITY OF SUCH RECIPIENT.

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NOTICE TO RESIDENTS OF RUSSIA

THE INTERESTS ARE NOT BEING OFFERED, SOLD OR DELIVERED TO OR FOR THE BENEFIT OF ANY PERSONS INCORPORATED, ESTABLISHED OR HAVING THEIR USUAL RESIDENCE IN OR WHO ARE CITIZENS OF THE RUSSIAN FEDERATION OR TO ANY PERSON LOCATED WITHIN THE TERRITORY OF THE RUSSIAN FEDERATION EXCEPT AS MAY BE PERMITTED BY RUSSIAN LAW.

THIS MEMORANDUM SHOULD NOT BE CONSIDERED AS A PUBLIC OFFER OR ADVERTISEMENT OF THE INTERESTS IN THE RUSSIAN FEDERATION AND IS NOT AN OFFER, OR AN INVITATION TO MAKE OFFERS, TO ACQUIRE ANY INTERESTS IN THE RUSSIAN FEDERATION. ANY INFORMATION IN THIS MEMORANDUM IS INTENDED FOR, AND ADDRESSED TO PERSONS OUTSIDE OF THE RUSSIAN FEDERATION. THIS MEMORANDUM MUST NOT BE DISTRIBUTED, PUBLISHED, REPRODUCED OR DISCLOSED IN WHOLE OR PART BY RECIPIENTS TO ANY OTHER PERSON. ANY RECIPIENT OF THIS MEMORANDUM WHO IS NOT THE ADDRESSEE OF THIS MEMORANDUM SHOULD RETURN IT TO THE SPV’S MANAGEMENT.

NEITHER THE INTERESTS NOR THIS MEMORANDUM OR OTHER DOCUMENT RELATING TO THEM HAVE BEEN REGISTERED WITH THE FEDERAL SERVICE FOR FINANCIAL MARKETS OF THE RUSSIAN FEDERATION AND ARE NOT INTENDED FOR “PLACEMENT” OR “PUBLIC CIRCULATION” IN THE RUSSIAN FEDERATION. THE INTERESTS HAVE NOT BEEN QUALIFIED AS SECURITIES (TZENNYE BUMAGY) BY THE FEDERAL SERVICE FOR FINANCIAL MARKETS OF THE RUSSIAN FEDERATION AND ARE NOT QUALIFIED FOR TRANSACTIONS (NE DOPUSKAJUTSYA K OBRASCHENIIU) IN THE RUSSIAN FEDERATION PURSUANT TO ARTICLE 51.1 OF THE RUSSIAN FEDERAL LAW OF ONE SECURITIES MARKET NO.39-FZ DATED 22 APRIL, 1996 (AS AMENDED).

NOTICE TO RESIDENTS OF SAUDI ARABIA

THIS MEMORANDUM MAY NOT BE DISTRIBUTED IN THE KINGDOM EXCEPT TO SUCH PERSONS AS ARE PERMITTED UNDER THE OFFER OF SECURITIES REGULATIONS ISSUED BY THE CAPITAL MARKET AUTHORITY.

THE CAPITAL MARKET AUTHORITY DOES NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM, AND EXPRESSLY DISCLAIMS ANY LIABILITY WHATSOEVER FOR ANY LOSS ARISING FROM, OR INCURRED IN RELIANCE UPON, ANY PART OF THIS MEMORANDUM. PROSPECTIVE PURCHASERS OF THE SECURITIES OFFERED HEREBY SHOULD CONDUCT THEIR OWN DUE DILIGENCE ON THE ACCURACY OF THE INFORMATION RELATING TO THE SECURITIES. IF YOU DO NOT UNDERSTAND THE CONTENTS OF THIS MEMORANDUM YOU SHOULD CONSULT AN AUTHORIZED FINANCIAL ADVISER.

NOTICE TO RESIDENTS OF SINGAPORE

THIS MEMORANDUM HAS NOT BEEN REGISTERED AS A PROSPECTUS WITH THE MONETARY AUTHORITY OF SINGAPORE AND THIS OFFERING IS NOT REGULATED BY ANY FINANCIAL SUPERVISORY AUTHORITY PURSUANT TO ANY LEGISLATION IN SINGAPORE. THE INVESTOR SHOULD ACCORDINGLY CONSIDER CAREFULLY WHETHER THE INVESTMENT IS SUITABLE FOR IT.

THIS MEMORANDUM AND ANY OTHER DOCUMENT OR MATERIAL IN CONNECTION WITH THE OFFER OR SALE, OR INVITATION FOR SUBSCRIPTION OR PURCHASE, OF INTERESTS MAY NOT BE CIRCULATED OR DISTRIBUTED, NOR MAY INTERESTS BE OFFERED OR SOLD, OR BE MADE THE SUBJECT OF AN INVITATION FOR SUBSCRIPTION OR PURCHASE, WHETHER DIRECTLY OR INDIRECTLY, TO PERSONS IN SINGAPORE OTHER THAN INSTITUTIONAL INVESTORS (AS DEFINED IN SECTION 4A OF THE SECURITIES AND FUTURES ACT, CHAPTER 289 OF SINGAPORE (THE “SFA”), ACCREDITED INVESTORS (AS DEFINED IN SECTION 4A OF THE SFA) OR ANY PERSON PURSUANT TO AN OFFER THAT IS MADE ON TERMS THAT INTERESTS ARE ACQUIRED AT A CONSIDERATION OF NOT LESS THAN S$200,000 (OR ITS EQUIVALENT IN A FOREIGN CURRENCY) FOR EACH TRANSACTION, WHETHER SUCH AMOUNT IS TO BE PAID FOR IN CASH OR BY EXCHANGE OF SECURITIES OR OTHER ASSETS, UNLESS OTHERWISE PERMITTED BY LAW.

THIS MEMORANDUM IS CONFIDENTIAL. IT IS ADDRESSED SOLELY TO AND IS FOR THE EXCLUSIVE USE OF THE RECIPIENT OF THIS MEMORANDUM. ANY OFFER OR INVITATION IN RESPECT OF INTERESTS IS CAPABLE OF ACCEPTANCE ONLY BY SUCH PERSON AND IS NOT TRANSFERABLE. THIS MEMORANDUM MAY NOT BE DISTRIBUTED OR GIVEN TO ANY PERSON OTHER THAN THE RECIPIENT OF THIS MEMORANDUM AND SHOULD BE RETURNED IF SUCH RECIPIENT DECIDES NOT TO PURCHASE ANY INTERESTS. THIS MEMORANDUM SHOULD NOT BE REPRODUCED, IN WHOLE OR IN PART.

NOTICE TO RESIDENTS OF SOUTH AFRICA

THE INTERESTS OFFERED HEREIN ARE FOR YOUR ACCEPTANCE ONLY AND MAY NOT BE OFFERED OR BECOME AVAILABLE TO PERSONS OTHER THAN YOURSELF AND MAY NOT BE PUBLICLY OFFERED, SOLD OR ADVERTISED IN SOUTH AFRICA AND THIS MEMORANDUM MAY ONLY BE CIRCULATED TO SELECTED INDIVIDUALS.

NOTICE TO RESIDENTS OF SOUTH KOREA

THIS MEMORANDUM IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, A PUBLIC OFFERING OF SECURITIES IN SOUTH KOREA. NEITHER THE SPV NOR ANY PLACEMENT AGENT MAY MAKE ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF THIS MEMORANDUM TO ACQUIRE THE INTERESTS UNDER THE LAWS OF SOUTH KOREA, INCLUDING, WITHOUT LIMITATION, INDIRECT INVESTMENT ASSET MANAGEMENT BUSINESS LAW, THE SECURITIES AND EXCHANGE ACT AND THE FOREIGN EXCHANGE TRANSACTION ACT AND REGULATIONS THEREUNDER. THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT, SECURITIES INVESTMENT TRUST BUSINESS ACT OR THE SECURITIES INVESTMENT COMPANY ACT OF SOUTH KOREA AND NONE OF THE INTERESTS MAY BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, OR OFFERED OR SOLD TO ANY PERSON FOR RE-OFFERING OR RE-SALE, DIRECTLY OR INDIRECTLY, IN SOUTH KOREA OR TO ANY RESIDENT OF SOUTH KOREA, EXCEPT PURSUANT TO THE APPLICABLE LAWS AND REGULATIONS OF SOUTH KOREA.

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NOTICE TO RESIDENTS OF SWEDEN

THE PARTNERSHIP IS NOT AN INVESTMENT FUND FOR THE PURPOSES OF THE SWEDISH INVESTMENT FUNDS ACT (2004:46). NEITHER IS THE OFFERING OF INTERESTS, NOR THIS MEMORANDUM, SUBJECT TO ANY REGISTRATION OR APPROVAL REQUIREMENTS IN SWEDEN UNDER THE SWEDISH FINANCIAL INSTRUMENTS TRADING ACT (1991:980). THEREFORE THIS MEMORANDUM HAS NOT BEEN, NOR WILL IT BE, REGISTERED OR APPROVED BY THE SWEDISH FINANCIAL SUPERVISORY AUTHORITY.

NOTICE TO RESIDENTS OF SWITZERLAND

THE SPV HAS NOT BEEN APPROVED AS FOREIGN COLLECTIVE INVESTMENT SCHEME PURSUANT TO ARTICLE 120 OF THE SWISS FEDERAL ACT ON COLLECTIVE INVESTMENT SCHEMES OF 23 JUNE 2006 (“CISA,” AS AMENDED FROM TIME TO TIME) BY THE SWISS FINANCIAL MARKET SUPERVISORY AUTHORITY, FINMA. ACCORDINGLY, NEITHER THE INTERESTS NOR ANY OTHER PARTICIPATION IN THE SPV MAY BE PUBLICLY OFFERED OR DISTRIBUTED IN OR FROM SWITZERLAND AND NEITHER THIS MEMORANDUM NOR ANY OTHER DOCUMENT OR OFFERING MATERIAL RELATING TO THE SPV AND/OR THE INTERESTS MAY BE DISTRIBUTED IN CONNECTION WITH ANY SUCH PUBLIC OFFERING OR DISTRIBUTION. THE SPV IS NOT SUBJECT TO THE SUPERVISION OF ANY SWISS SUPERVISORY AUTHORITY. INTERESTS MAY ONLY BE OFFERED AND THIS MEMORANDUM MAY ONLY BE DISTRIBUTED IN OR FROM SWITZERLAND TO “QUALIFIED INVESTORS”. (AS DEFINED IN THE CISA AND ITS IMPLEMENTING ORDINANCE) AND/OR TO A LIMITED CIRCLE OF INVESTORS, WITHOUT ANY PUBLIC OFFERING.

NOTICE TO RESIDENTS OF UNITED ARAB EMIRATES

THE SPV WILL BE SOLD OUTSIDE THE UAE, IS NOT PART OF A PUBLIC OFFERING AND IS BEING OFFERED TO A LIMITED NUMBER OF INSTITUTIONAL INVESTORS AND MUST NOT BE PROVIDED TO ANY PERSON OTHER THAN THE ORIGINAL RECIPIENT AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. NEITHER THE SPV NOR THE INTERESTS HAVE BEEN APPROVED OR LICENSED BY THE UAE CENTRAL BANK OR ANY OTHER RELEVANT LICENSING AUTHORITIES OR GOVERNMENTAL AGENCIES IN THE UAE. THIS MEMORANDUM IS STRICTLY PRIVATE AND CONFIDENTIAL AND HAS NOT BEEN REVIEWED, DEPOSITED OR REGISTERED WITH ANY LICENSING AUTHORITY OR GOVERNMENTAL AGENCY IN THE UAE. THIS MEMORANDUM DOES NOT CONSTITUTE AND MAY NOT BE USED FOR THE PURPOSE OF AN OFFER OR INVITATION. NO SERVICES RELATING TO INTEREST IN THE SPV MAY BE RENDERED WITHIN THE UAE BY THE SPV. THE SPV MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY TO THE PUBLIC IN THE UAE. THE ENTITY CONDUCTING THE PLACEMENT IS NOT A LICENSED BROKER, DEALER OR INVESTMENT ADVISER UNDER THE LAWS APPLICABLE IN THE UAE, AND IT DOES NOT ADVISE INDIVIDUALS RESIDENT IN THE UAE AS TO THE APPROPRIATENESS OF INVESTING IN OR PURCHASING OR SELLING SECURITIES OR OTHER FINANCIAL PRODUCTS. NOTHING CONTAINED IN THIS MEMORANDUM IS INTENDED TO CONSTITUTE UAE INVESTMENT, LEGAL, TAX, ACCOUNTING OR OTHER PROFESSIONAL ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT WITH AN APPROPRIATE PROFESSIONAL FOR SPECIFIC ADVICE RENDERED ON THE BASIS OF THEIR SITUATION.

NOTICE TO RESIDENTS OF THE UNITED KINGDOM

THE SPV IS AN UNREGULATED COLLECTIVE INVESTMENT SCHEME FOR THE PURPOSES OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (“FSMA”), AND DISTRIBUTION OF THIS MEMORANDUM IS THEREFORE RESTRICTED IN ACCORDANCE WITH FSMA. AS SUCH, THIS MEMORANDUM IS BEING DISTRIBUTED ONLY TO, AND IS DIRECTED ONLY AT, PERSONS WHO ARE PERMITTED TO INVEST IN SUCH SCHEMES (FOR EXAMPLE, LARGE COMPANIES AND INSTITUTIONS, AND OTHER SOPHISTICATED INVESTORS WHO HAVE SUFFICIENT EXPERIENCE AND UNDERSTANDING OF THESE TYPES OF INVESTMENT) INCLUDING, BUT NOT LIMITED, TO PERSONS: (I) WHO HAVE PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS FALLING WITH ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005, AS AMENDED (THE “ORDER”); (II) FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER; AND (III) TO WHOM IT MAY OTHERWISE LAWFULLY BE DISTRIBUTED (ALL SUCH PERSONS TOGETHER WITH QUALIFIED INVESTORS (AS DEFINED ABOVE) BEING REFERRED TO AS “RELEVANT PERSONS”). ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THIS MEMORANDUM RELATES IS AVAILABLE ONLY TO RELEVANT PERSONS AND WILL BE ENGAGED IN ONLY WITH SUCH PERSONS. ALL OR MOST OF THE PROTECTIONS AFFORDED BY THE UK REGULATORY SYSTEM WILL NOT APPLY TO AN INVESTMENT IN THE SPV AND COMPENSATION WILL NOT BE AVAILABLE UNDER THE UK FINANCIAL SERVICES COMPENSATION SCHEME.

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Schedule B: SPV Operating Agreement

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THIS LIMITED LIABILITY COMPANY AGREEMENT (THIS “AGREEMENT”) OR THE LIMITED LIABILITY COMPANY INTERESTS PROVIDED FOR HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED AND QUALIFIED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE SPV, SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, THE TERMS AND CONDITIONS OF WHICH ARE SET FORTH IN THIS AGREEMENT.

THE SECURITIES REPRESENTED BY THIS AGREEMENT ARE SUBJECT TO AND MAY ONLY BE SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH CERTAIN RIGHTS OF FIRST REFUSAL AND RIGHTS OF COSALE. THE RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON CERTAIN TRANSFEREES OF THESE SECURITIES.

PURCHASERS OF SECURITIES REPRESENTED BY THIS AGREEMENT SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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LIMITED LIABILITY COMPANY AGREEMENT OF THE SPV

This Agreement is made as of the Effective Date by and among the Manager, the Members, and those Persons who have or may become parties to this Agreement in the future, in accordance with the terms of this Agreement (collectively the “Parties”) of the SPV. In consideration of the mutual covenants in this Agreement the Parties agree as follows:

Article I

DEFINITIONS

Definitions. When used in this Agreement, the following terms have the meanings specified in this Article I:

(a) Definitions.

“Act” means the Delaware Limited Liability Company Act, Section 18-101, et seq., as it may be amended from time to time and any successor to said law.

“Affiliate” of another Person means (i) a Person directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with that other Person; (ii) a Person owning or controlling 25% or more of the outstanding voting securities or beneficial interests of that other Person; or (iii) an officer, manager, director, partner or member of that other Person. For purposes of this Agreement, “control” of a Person means the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, no Member will be deemed, solely by virtue of that membership, to be an Affiliate of the SPV.

“Agreement” means this limited liability company agreement of the SPV, as amended from time to time.

“Articles of Organization” means the Articles of Organization of the Master Series, as amended and restated from time to time, filed under the Act.

“Attorney” will have the meaning specified in Section XIII.1.

“Capital Account” of a Member means the capital account of the Member determined in accordance with Section III.2 in this Agreement.

“Capital Contribution” of a Member means the total amount of cash and other assets contributed (or deemed contributed under Section 1.7041(b)(2)(iv)(d) of the Treasury Regulations) to the SPV by that Member, net of liabilities assumed or to which the assets are subject.

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“Closing” means the issuance of Interests, at the sole discretion of the Manager, in connection with the SPV’s purchase of Portfolio Company Securities.

“Closing Conditions” means the conditions of the Closing, as determined by the

Manager.

“Code” means the Internal Revenue Code of 1986, as amended.

“Consent” means the approval of a Person to do the act or thing for which the approval is solicited, or the act of granting the approval, as the context may require.

“Covered Person” means the Manager, the Administrative Manager, Adviser (if applicable), the Partnership Representative, their respective members, managing members, shareholders, partners, employees, directors, officers, advisors, consultants, personnel or agents or affiliates, the Liquidating Trustee, an officer of the SPV, and their respective Affiliates, directors, members, equity holders, and any other applicable representatives.

“Disability” of an individual means the incapacity of the individual to engage in any substantial gainful activity with the SPV by reason of any medically determinable physical or mental impairment that reasonably can be expected to last for a continuous period of not less than 12 months as determined by a competent physician chosen by the SPV and Consented to by the individual or his legal representative, which Consent will not be unreasonably withheld, conditioned or delayed.

“Distributable Cash” at any time means that amount of the cash then on hand or in bank accounts of the SPV which the Manager determines is available for Distribution, taking into account (i) the amount of cash required for the payment of all current expenses, liabilities and obligations of the SPV; and (ii) the amount of cash which the Manager deems necessary or appropriate to establish reserves for the payment of future expenses, liabilities, or obligations, including liabilities which may be incurred in litigation and liabilities undertaken pursuant to the indemnification provisions of this Agreement.

“Distribution” means the transfer of money or property by the SPV to one or more Members with respect to their Interests, without separate consideration.

“Effective Date” means the Initial Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Member” means any Member that is an employee benefit plan subject to ERISA or a “benefit plan investor” within the meaning of the Plan Asset Regulation.

“Fair Market Value” of property means the amount that would be paid for that property in cash at the closing by a hypothetical willing buyer to a hypothetical willing seller, each having knowledge of all relevant facts and neither being under a compulsion to buy or sell, as determined by the Manager in good faith.

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“Fiscal Year” means the SPV’s taxable year, which will be the taxable year ended December 31, or other taxable year as may be selected by the Manager in accordance with applicable law.

“SPV Minimum Gain” means the “partnership minimum gain” of the SPV computed in accordance with the principles of Sections 1.7042(b)(2) and 1.704-2(d) of the Treasury Regulations.

“Identified Shares” means the stock or membership interest underlying the Portfolio Company Securities (whether common, preferred or other).

“Initial Closing” means the first Closing.

“Initial Closing Date” means the date of the Initial Closing.

“Interest” means with respect to each Member, as of any date, the fractional ownership interest in the SPV issued by the SPV, which is expressed as a percentage, the numerator of which is that Member’s Capital Contribution and the denominator of which is the sum of the Capital Contributions of all Members. The Manager may be a Member, but in any event will have a deemed Interest of the Carry Percentage. A Member’s Interest represents the totality of the Member’s interests, and the right of that Member to all benefits (including, without limitation, allocations of Net Income and Net Losses and the receipt of Distributions) to which a Member may be entitled pursuant to this Agreement and under the Act, together with all obligations of that Member to comply with the terms and provisions of this Agreement and the Act. If any provision requires the Consent of a specified percentage of Interests, that percentage will be determined by reference to the aggregate Interests of Members granting Consent on the applicable date.

“Interest Register” has the meaning specified in Section 2.8.

“Liquidating Trustee” means the Manager (or its authorized designee) or, if there is none, a Person selected by the Consent of the Members to act as a liquidating trustee of the SPV.

A “Liquidity Event” means the receipt by the SPV of a material amount of cash, or non-cash assets, that may readily be transferred or liquidated for cash, as set forth in Section VII.1, received by the SPV in respect of Portfolio Company Securities held by the SPV. A Liquidity Event for a Portfolio Company will be deemed to occur upon the earliest of (a) the effectiveness of a registration statement filed by a Portfolio Company with the SEC on Form S-1 with respect to identified shares of a Portfolio Company held by the SPV, after any applicable IPO Lock-Up Period, and then only after the Manager determines in its sole discretion that liquidating the shares is in the best interest of the SPV; (b) a Merger Event, including a sale of all or substantially all of the assets, of a Portfolio Company in which the merger consideration is comprised of (i) equity interests of the acquiring company which are registered under the Securities Act, or which are otherwise readily transferable; or (ii) cash or other readily transferable assets; (c) the bankruptcy, liquidation or dissolution of a Portfolio Company; or (d) upon the Manager, in its discretion, determining that the Portfolio Company Securities and any other assets of the SPV in respect of the securities are freely or readily transferable, each as of the date that the consideration is received or the determination of transferability is made.

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“IPO Lock-Up Period” means the period following an initial public offering of a Portfolio Company, usually approximately 180 days, during which holders of Portfolio Company stock may be precluded from registering or transferring their shares, by transfer restrictions on their shares and/or agreement with a Portfolio Company.

“Member Minimum Gain” means the “partner nonrecourse debt minimum gain” of the SPV computed in accordance with the principles of Section 1.7042(i)(3) of the Treasury Regulations.

“Member Nonrecourse Deductions” means the “partner nonrecourse deductions” of the SPV computed in accordance with the principles of Sections 1.704-2(i)(1) and (2) of the Treasury Regulations.

“Member” means any Person admitted as a Member of the SPV pursuant to Section 4.1 that has not ceased to be a Member pursuant to this Agreement or the Act, having the interests and rights associated with membership in a limited liability company pursuant to this Agreement.

A “Merger Event” will be deemed to occur in the event that a Portfolio Company merges or consolidates with or into any other entity, and in which a Portfolio Company is not the parent or surviving company, after giving effect to that transaction, the equity owners of a Portfolio Company immediately prior to that transaction cease to own at least a majority of the equity interest of a Portfolio Company.

“Nonrecourse Deductions” means the “nonrecourse deductions” of the SPV computed in accordance with Section 1.704-2(b) of the Treasury Regulations.

“Net Income” and “Net Loss” means, for each Fiscal Year, the taxable income and taxable loss, as the case may be, of the SPV for that Fiscal Year determined in accordance with federal income tax principles, including items required to be separately stated, taking into account income that is exempt from federal income taxation, items that are neither deductible nor chargeable to a capital account and rules governing depreciation and amortization, except that in computing taxable income or taxable loss, the “tax book” value of an asset will be substituted for its adjusted tax basis if the two differ, and any gain, income, deductions or losses specially allocated under Article VI or will be excluded from the computation. Any adjustment to the “tax” book value of an asset pursuant to Section 1.704-1(b)(2)(iv)(e), (f) and (g) of the Treasury Regulations will be treated as Net Income or Net Loss from the sale of that asset.

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“Outside Date” means the last day of the Term beginning on the date of the Closing unless the Manager has extended that period in accordance with Section X.2, in which case the “Outside Date” means the expiration of that extended period.

“Partnership Representative” means the Person designated pursuant to Section IX.5.

“Person” means any individual or entity.

“Plan Asset Regulation” means Section 3(42) of ERISA and the regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations.

“Portfolio Company Securities” has the same meaning as set forth in the Main Definitions section above.

“Transfer” means, with respect to an Interest, the sale, assignment, transfer, other disposition, pledge, hypothecation or other encumbrance, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of that Interest. Transfer includes any transfer by gift, devise, intestate succession, sale, operation of law, upon the termination of a trust, because of or in connection with any property settlement or judgment incident to a divorce, dissolution of marriage or separation, by decree of distribution or other court order or otherwise.

“Treasury Regulations” means the regulations promulgated by the United States Treasury Department pertaining to a matter arising under the Code.

Article II

ORGANIZATIONAL MATTERS

II.1 Name. The name of the SPV is set forth on the “Main Definitions” page. The business of the SPV may be conducted under that name or under any other name that the Manager may determine. The Manager will notify the Members of any change in the name of the SPV.

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II.2 Establishment of Series. Pursuant to Section 18-215(b) of the Act and the Limited Liability Company Agreement of the Master LLC (the “Master LLC Agreement”), the Master LLC is authorized to establish separate members and limited liability company interests with separate and distinct rights, powers, duties, obligations, businesses and objectives (each a “Series”). Notice is hereby given that the SPV is hereby established as a Series under the Master LLC Agreement. The Series created hereby, and the rights and obligations of the Members of the Series will be governed by this Agreement. In the event of any inconsistency between this Agreement and the Master LLC Agreement, this Agreement will control. The debts, liabilities, obligations and expenses incurred, with respect to the SPV will be enforceable against the assets of the SPV only and not against the assets of the Master, LLC generally or any other Series of the Master, and, unless otherwise provided in this Agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Master LLC generally or any other Series of the Master will be enforceable against the assets of the SPV. A member participating in one Series will have no rights or interest with respect to any other Series, other than through that Member’s interest in that Series independently acquired by that Member. This Agreement and all provisions herein will be interpreted in a manner to give full effect to the separateness of each Series. The Manager shall take reasonable steps as are necessary to implement the provisions of this Section II.2. Without limitation on the preceding sentence, the Manager shall maintain separate and distinct records for each Series, shall separately hold and account for the assets of each Series, and shall otherwise comply with the requirements of Section 18-215 of the Act. The SPV will be dissolved, and its affairs wound up pursuant to the provisions of this Agreement. The dissolution and termination of the SPV will not, in and of itself, cause or result in the dissolution or termination of the Master, LLC or any other Series.

II.3 Term. The formation date of the SPV is generally within 30 days prior to the Effective Date, as further reflected on records maintained by the Manager. The term of the SPV commenced on the Effective Date and will continue in full force and effect until terminated pursuant to Article X.

II.4 Office and Agent. The SPV will maintain its principal office at the Principal Office Location, or at a place as the Manager may determine from time to time. The Manager will notify the Members of any change in the principal office of the SPV. The Registered Agent, if applicable, is the SPV’s registered agent for service of process on the SPV or a Person with a different address as the Manager may appoint from time to time.

II.5 Purpose of SPV. As defined in the “Main Definitions” page.

II.6 Intent. It is the intent of the Members that the SPV will be treated as a “partnership” for federal income tax purposes. It also is the intent of the Members that the SPV not be operated or treated as a “partnership” for purposes of Section 303 of the United States Bankruptcy Code.

II.7 Qualification. The Manager shall cause the SPV to qualify to do business in each jurisdiction where qualification is required. The Manager has the power and authority to execute, file and publish all certificates, notices, statements or other instruments necessary to permit the SPV to conduct business as a limited liability company in all jurisdictions where the SPV elects to do business.

II.8 Interest Register. The Manager shall enter the name and contact information concerning each Member on the register of Members and interest ownership (“Interest Register”) maintained by the SPV. Each Member shall promptly provide the Manager with the information required to be set forth for that Member on the Interest Register and shall promptly notify the Manager of any change to that information. The Manager, or a designee of the Manager, shall update the Interest Register from time to time as necessary to accurately reflect the information therein as known by the Manager, including, without limitation, admission of new Members, but no update will constitute an amendment for purposes of Section 14.1. Any reference in this Agreement to the Interest Register will be deemed to be a reference to the Interest Register as amended and in effect from time to time.

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II.9 Maintenance of Separate Existence. The SPV will do all things necessary to maintain its limited liability company existence separate and apart from the existence of each Member, any Affiliate of a Member and any Affiliate of the SPV, including maintaining the SPV’s books and records on a current basis separate from that of any Affiliate of the SPV or any other Person. In furtherance of the foregoing, the SPV must (i) maintain or cause to be maintained by an agent under the SPV’s control physical possession of all its books and records (including, as applicable, storage of electronic records online or in “cloud” services); (ii) account for and manage all of its liabilities separately from those of any other Person; and (iii) identify separately all its assets from those of any other Person.

II.10 Title to SPV Assets. All assets of the SPV will be deemed to be owned by the SPV as an entity, and no Member, individually, will have any direct ownership interest in those assets. Each Member, to the extent permitted by applicable law, hereby waives its rights to a partition of the assets and, to that end, agrees that it will not seek or be entitled to a partition of any assets, whether by way of physical partition, judicial sale or otherwise, except as otherwise expressly provided in Article X.

II.11 Events Affecting a Member of the SPV Title to SPV Assets. The death, bankruptcy, withdrawal, insanity, incompetency, temporary or permanent incapacity, liquidation, dissolution, reorganization, merger, sale of all or substantially all the stock or assets of, or other change in the ownership or nature of a Member will not dissolve the SPV.

II.12 Events Affecting the Manager. The withdrawal, bankruptcy, or dissolution of the Manager, nor the liquidation, reorganization, merger, sale of all or substantially all the stock or assets of, or other change in the ownership or nature of the Manager, will not dissolve the SPV, and upon the happening of any that event, the affairs of the SPV will be continued without dissolution by the Manager or any successor entity.

Article III

CAPITAL ACCOUNTS

III.1 Capital Contributions. Each Member will be required to make (i) an initial Capital Contribution to the SPV upon the Closing in which such Member is admitted into the SPV in an amount equal to the initial drawdown amount (if applicable), and (b) such additional Capital Contribution to the SPV from time to time hereinafter as set forth; provided however, that after 6 month period of the Initial Closing, the Manager may request Capital Contributions only for SPV’s expenses, including Management Fee and other fees incurred by the SPV (including but not limited to indemnification).

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III.2 Capital Accounts.

(a) A separate Capital Account will be established and maintained for each Member (“Capital Account”).

(b) The Capital Account of Members will be maintained in accordance with the rules of Section 704(b) of the Code and the Treasury Regulations (including Section 1.704-1(b)(2)(iv)). The Capital Accounts will be adjusted by the Manager upon an event described in Sections 1.704-1(b)(2)(iv)(e) and (f)(5) of the Treasury Regulations in the manner described in Sections 1.704-1(b)(2)(iv)(e), (f) and (g) of the Treasury Regulations if the Manager determines that the adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the SPV, and at other times as the Manager may determine is necessary or appropriate to reflect the relative economic interests of the Members. In determining Fair Market Value of an asset, the provisions of Section 1.704-1 of the Treasury Regulations shall be applied.

(c) If any Interest is Transferred pursuant to the terms of this Agreement, the transferee will succeed to the Capital Account and the respective Interest of the transferor to the extent the Capital Account and Interest is attributable to the Interests so Transferred.

III.3 Interest on Capital. No Member will be entitled to receive any interest on its Capital Contributions or Capital Account.

III.4 Return of Capital Contributions. Except as otherwise provided in this Agreement, no Member has any right to withdraw or reduce its Capital Contribution.

III.5 Waiver of Action for Partition. Each Member irrevocably waives, during the term of the SPV and during the period of its liquidation following dissolution, any right to maintain an action for partition of the SPV’s assets.

III.6 No Priorities of Members. Subject to the provisions of this Agreement, no Member will have a priority over any other Member as to any Distribution, whether by way of return of capital or by way of profits, or as to any allocation of Net Income, Net Loss or special allocations.

Article IV

MEMBERS; MEMBERSHIP CAPITAL

IV.1 Admission of Members. The Manager may, at its sole discretion, admit any Person as a Member upon signing a counterpart of this Agreement (which may be done by power of attorney or by any other document or instrument of the SPV that by its terms is deemed to be an execution of this Agreement). Admission will be effective when the Manager enters the name of that Person on the Interest Register. The Manager has the authority, in its sole discretion, to reject any subscription for an Interest in whole or in part. Each Member will continue to be a member of the SPV until it ceases to be a member of the SPV in accordance with the provisions of this Agreement.

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IV.2 Limited Liability. No Member will be liable to the SPV or to any other Member for (i) the performance, or the omission to perform, any act or duty on behalf of the SPV, (ii) the termination of the SPV and this Agreement pursuant to the terms of this Agreement, or (iii) the performance, or the omission to perform, on behalf of the SPV any act in reliance on advice of legal counsel, accountants or other professional advisors to the SPV. In no event will any Member (or former Member) have any liability for the repayment or discharge of the debts and obligations of the SPV or be obligated to make any contribution to the SPV; provided, however, that

(a) appropriate reserves may be created, accrued and charged against the net assets of the SPV and proportionately against the Capital Accounts of the Members for contingent liabilities or probable losses or foreseeable expenses that are permitted under this Agreement, the reserves to be in the amounts that the Manager deems necessary or appropriate, subject to increase or reduction at the Manager’s sole discretion; and

(b) each Member may have other liabilities as are expressly provided for in this Agreement.

IV.3 Nature of Ownership. Interests held by Members constitute personal property.

IV.4 Admission of Members after Closing. Except as provided in Article VIII, following the first Closing, additional Interests may be issued for up to 6 months after the first Closing, after which no new Interests will be issued.

IV.5 Dealing with Third Parties. Unless admitted to the SPV as a Member, as provided in this Agreement, no Person will be considered a Member. The SPV and the Manager need deal only with Persons admitted as Members. The SPV and the Manager will not be required to deal with any other Person (other than with respect to distributions to assignees pursuant to assignments in compliance with Article VI) merely because of an assignment or transfer of any Interest to that Person whether by reason of the incapacity of a Member or otherwise; provided, however, that any Distribution by the SPV to the Person shown on the SPV’s records as a Member or to its legal representatives, or to the assignee of the right to receive the SPV’s Distributions as provided in this Agreement, will relieve the SPV and the Manager of all liability to any other Person who may be interested in that Distribution by reason of any other assignment by the Member or by reason of its Incapacity, or for any other reason.

IV.6 Membership Capital. Upon Closing, each participating Member shall make a Capital Contribution in an amount equal to its accepted “Commitment” (as defined in the Member’s subscription agreement, the “Subscription Agreement”) in exchange for an Interest.

(a) No Member will be paid interest on any Capital Contribution to the SPV or on that Member’s Capital Account;

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(b) No Member has any right to demand the return of its Capital Contribution, except upon dissolution of the SPV pursuant to Article X; and

(c) No Member has the right to demand property other than Portfolio Company Securities in return for its Capital Contribution, except upon dissolution of the SPV pursuant to Article VII.

IV.7 Cryptocurrency as a Capital Contribution: Valuation Policy. The Manager, in its sole discretion, may accept Digital Assets as a Member’s Capital Contribution. If a Member’s Capital Contribution includes Digital Assets, then the value of those Digital Assets will be the same U.S. dollar value those Digital Assets are accepted by the Portfolio Company.

IV.8 Members are not Agents. Pursuant to Article V of this Agreement, the management of the SPV is vested in the Manager. No Member has any right to participate in the management of the SPV except as expressly authorized by the Act or this Agreement. No Member, acting solely in the capacity of a Member, is an agent of the SPV, nor does any Member, unless expressly and duly authorized in writing to do so by the Manager, have any power or authority to bind or act on behalf of the SPV in any way, to pledge its credit, to execute any instrument on its behalf or to render it liable for any purpose.

IV.9 SPV Expenses.

(a) The SPV may retain amounts contributed by the Members toward expenses of the SPV in an account in its name as needed. All organizational and operating expenses of the SPV will be paid by the SPV (excluding costs incurred by the Manager in connection with its daily operations, including but not limited to salary and other payments to employees or officers of the Manager). The SPV will pay (or reimburse the Manager or its affiliates for) or will be responsible for operating costs and expenses incurred by it or on its behalf, including (i) out-of-pocket expenses that are associated with disposing Portfolio Company Securities, including transactions not completed; (ii) extraordinary expenses, if any (such as certain valuation expenses, litigation and indemnification payments); (iii) interest on borrowed money, investment banking, financing and brokerage fees and expenses, if any; and (iv) expenses associated with the SPV’s tax returns and Schedules K-1, custodial, legal, audit and insurance expenses, any taxes, fees or other governmental charges levied against the SPV; (v) attorneys’ and accountants’ fees and disbursements on behalf of the SPV; (vi) insurance, regulatory (including, without limitation, SEC filings, Delaware State filings and taxes, Blue Sky filings and similar required filings) or litigation expenses (and damages); (vii) expenses incurred in connection with the winding up or liquidation of the SPV (other than liquidation expenses permissible under Article X); (viii) expenses incurred in connection with any amendments to the constituent documents of the SPV and related entities, including the Manager; (ix) expenses incurred in connection with the distributions to the Members and in connection with any meetings called by the Manager; and (x) any fees, costs and expenses described in the Provision of Services Agreement.

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IV.10 Nature of Obligations between Members. Except as otherwise expressly provided, nothing contained in this Agreement will be deemed to constitute any Member, in that Member’s capacity as a Member, an agent or legal representative of any other Member or to create any fiduciary relationship between Members for any purpose whatsoever, apart from obligations between the members of a limited liability company as may be created by the Act. Except as otherwise expressly provided in this Agreement, a Member has no authority to act for, or to assume any obligation or responsibility on behalf of, any other Member or the SPV.

IV.11 Status Under the Uniform Commercial Code. All Interests in the SPV will be securities governed by Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware. The Interests are not evidenced by certificates, and will remain not evidenced by certificates. The SPV is not authorized to issue certificated Interests. The SPV will keep a register of the Members’ Interests, in which it will record all Transfers of Members’ Interests made in accordance with Article VIII of this Agreement.

IV.12 Follow-on Investment Rights. At times the SPV’s investment in a Portfolio Company by its terms gives rise to preferential rights, requests to purchase additional shares in that Portfolio Company’s future offerings, or a general right of first refusal (collectively, “Follow-on Investment Rights”). The SPV hereby assigns and delegates all Follow-on Investment Rights to the Manager. In the event that the SPV, as a holder of Portfolio Company Securities, is presented with the opportunity or request to make additional or “follow-on” investments in that Portfolio Company, the SPV may make those follow on investments; provided, however, the Manager may, in its sole discretion, organize one or more additional entities with additional members for the purpose of making that follow on investment and may extend any investment opportunity to the Members at its own discretion. All decisions related to the exercise of these rights will belong to the Manager and will be made at the Manager’s sole discretion. The SPV’s Members acknowledge and agree that the rights described in this Section IV.12 are not actual rights or entitlements exercisable by the SPV or by any Member of the SPV. Each Member waives any right or remedy it may have in relation to the Manager’s exercise of these rights on behalf of the SPV. No action or inaction by the Manager with respect to any Follow-on Investment Rights can be deemed to adversely impact any rights or entitlements vested in the Member by virtue of their beneficial ownership in the SPV.

Article V

MANAGEMENT AND CONTROL OF THE SPV

V.1 Management. Management of the SPV is vested in the Manager. The Manager will instruct the SPV regarding any decisions the SPV may be asked to make as holder of the Portfolio Company Securities. Except as otherwise provided in this Agreement and subject to the provisions of the Act, the Manager has all power and authority to exclusively manage the SPV and all of its operations. Any power not otherwise delegated pursuant to this Agreement or by the Manager in accordance with the terms of this Agreement shall remain with the Manager.

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(a) The Manager may agree to (i) delegate any matters or actions that it is authorized to perform under this Agreement to employees or agents of the Manager or third Persons and (ii) appoint any Persons, with titles as the Manager may select, to act on behalf of the SPV, with power and authority as the Manager may delegate from time to time. Any delegation may be rescinded at any time by the Manager;

(b) The Manager may from time to time open bank accounts in the name of the Master LLC or the SPV, and the Manager or a representative of the Manager will be the signatory on the bank accounts;

(c) Third parties dealing with the SPV may rely conclusively upon any certificate of the Manager to the effect that it is acting on behalf of the SPV. The signature of the Manager will be sufficient to bind the SPV in every manner to any agreement or on any document;

(d) The Manager may resign at any time upon five days’ prior written notice to the Members. Upon resignation, the Members holding a majority of the outstanding equity interests of the SPV (“Majority Members”) may appoint a successor Manager. The resignation or removal of the Manager will not dissolve the SPV. No party will not be required to return any management fee previously paid;

(e) The Manager may at any time remove the Administrative Manager and appoint a new one of its choice to manage the SPV. In the event of such removal, any agreement executed by the Manager with the removed Administrative Manager, including the Provision of Services Agreement, shall remain in effect until terminated by the Manager, in accordance with the terms of such agreement; and

(f) Notwithstanding the other provisions of this Agreement, it is hereby acknowledged and agreed that the Manager, without the approval of any other Member or person, may enter into “side letters” or similar agreements to or with Members or prospective Members that have the effect of establishing rights under, or altering or supplementing the terms of, this Agreement with respect to the parties to such side letters or similar agreements.

V.2 Duties and Obligations of the Manager.

(a) The Manager shall take all action that may be necessary or appropriate for the continuation of the SPV’s valid existence and authority to do business as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which authority to do business is, in the judgment of the Manager, necessary or advisable;

(b) The Manager shall prepare or cause to be prepared and shall file on or before the due date (or any extension) any federal, state or local tax returns required to be filed by the SPV;

(c) The Manager shall cause the SPV to pay any taxes or other governmental charges levied against or payable by the SPV; provided, however, that the Manager will not be required to cause the SPV to pay any tax so long as the Manager or the SPV is in good faith and by appropriate legal proceedings contesting the validity, applicability or amount the tax and the contest does not materially endanger any right or interest of the SPV. If deemed appropriate or necessary by the Manager, the SPV may establish reasonable reserves to fund its actual or contingent obligations under this Section V.2(c);

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(d) Notwithstanding anything in this Agreement to the contrary, neither the Manager nor the Administrative Manager owe any fiduciary duties of any kind whatsoever to the SPV, or to any of the Members, by virtue of its role as the manager, including, but not limited to, the duties of due care and loyalty, whether those duties were established as of the date of this Agreement or any time hereafter, and whether established under common law, at equity or legislatively defined. It is the intention of the Parties that those fiduciary duties be affirmatively eliminated to the fullest extent permitted by Delaware law and under the Act and the Members hereby waive any rights with respect to those fiduciary duties; and

(e) Notwithstanding any other provision of this Agreement or otherwise applicable provision of law or equity, whenever in this Agreement, the Manager is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Manager will be entitled to consider only those interests and factors as it desires, including its own interests, and will, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the SPV or the Members; or (ii) in its “good faith” or under another expressed standard, the Manager shall act under that express standard and will not be subject to any other or different standards. Unless otherwise expressly stated, for purposes of this Section 5.2(f), the Manager will each be deemed to be permitted or required to make all decisions hereunder in its sole discretion.

V.3 Appointment of Administrative Manager. The Manager has currently delegated to the Administrative Manager of the SPV the authority to (either directly or indirectly through one or more of the Administrative Manager’s Affiliates), among other things, handle all entity and bank account formation tasks, securities law filings, tax reporting matters, and other administrative services relating to the SPV and the Members. The Manager may, in its sole discretion, modify or terminate its relationship with the Administrative Manager or its Affiliates and perform such tasks itself or delegate to other third parties all, some, and/or different responsibilities of the Manager.

V.4 Rights or Powers of Members. Except as expressly provided otherwise in this Agreement or by operation of law, the Members (as members of the SPV) will have no rights or powers to take part in the management and control of the SPV and its business and affairs and will have no power or authority to act for the SPV, or bind the SPV under agreements or arrangements with third parties as Members. The Members will have the right to vote only on the matters explicitly set forth in this Agreement.

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V.5 The Manager and Service Providers May Engage in Other Activities. Subject to the terms of any employment or consulting agreement between the Manager and the SPV, neither the Manager nor the Adviser (if applicable) or other service-provider to the SPV is obligated to devote all of its time or business efforts to the affairs of the SPV, provided that the Manager shall devote the time, effort and skill as it determines in its sole discretion may be necessary or appropriate for the proper operation of the SPV. Subject to the foregoing, the Manager and other service providers may have other business interests and may engage in other activities in addition to those related to the SPV. The Manager, other service providers and its respective Affiliates may acquire interests in the SPV or other SPVs managed or administered by the Manager, or its respective Affiliates. The Manager, other service providers and their respective Affiliates may acquire or possess interests in a Portfolio Company and the interests may be of a different class or type, with different rights and preferences, than those held by the SPV. Likewise, the Manager, other service providers and their respective Affiliates may acquire or possess interests in other companies or business ventures that are competitive with a Portfolio Company or the SPV. Neither the SPV nor any Member will have the right, by virtue of this Agreement, to share or participate in other investments or activities of the Manager or other service providers or to the income derived therefrom. Except as expressly set forth in this Agreement, the Manager, other service providers and each Member, and their respective Affiliates may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether those ventures are competitive with the SPV or otherwise.

V.6 The Administrative Manager May Engage in Other Activities. Subject to the terms of any employment or consulting agreement between the Administrative Manager and the SPV, the Administrative Manager is not obligated to devote all of its time or business efforts to the affairs of the SPV, provided that the Administrative Manager shall devote the time, effort and skill as it determines in its sole discretion may be necessary or appropriate for the proper operation of the SPV. Subject to the foregoing, the Administrative Manager may have other business interests and may engage in other activities in addition to those related to the SPV. The Administrative Manager and its affiliates may acquire interests in the SPV or other SPVs managed or administered by the Administrative Manager or its affiliates. The Administrative Manager and its affiliates may acquire or possess interests in a Portfolio Company and the interests may be of a different class or type, with different rights and preferences, than those held by the SPV. Likewise, the Administrative Manager and its affiliates may acquire or possess interests in other companies or business ventures that are competitive with a Portfolio Company or the SPV. Neither the SPV nor any Member will have the right, by virtue of this Agreement, to share or participate in other investments or activities of the Administrative Manager or to the income derived therefrom. Except as expressly set forth in this Agreement, the Administrative Manager and each Member, and their respective Affiliates may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether those ventures are competitive with the SPV or otherwise.

V.7 Liability for Certain Acts. The Manager shall exercise its business judgment in managing the business operations and affairs of the SPV. The Manager will not be liable or obligated to the Members for any loss of investment or operations, or mistake of fact or judgment unless fraud, gross negligence, willful misconduct or a wrongful taking is proven by a court of competent jurisdiction. The Manager does not guarantee, in any way, the return of any Member’s Capital Contribution or a profit for the Members from the operation of the SPV. The

Manager will incur no liability to the SPV or to any of the Members as a result of engaging in any other business or venture.

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Article VI

ALLOCATIONS OF NET INCOME AND NET LOSS

VI.1 Allocation of Net Income and Net Loss. Except as otherwise provided in this Agreement, Net Income and Net Loss (including individual items of profit, income, gain, loss, credit, deduction and expense) of the SPV will be allocated among the Members in a manner such that the Capital Account balance of each Member, immediately after making that allocation, is, as nearly as possible, equal (proportionately) to the Distributions that would be made to that Member pursuant to Section X.4 if the SPV were dissolved, its affairs wound up and its assets sold for cash equal to their Fair Market Value, all SPV liabilities were satisfied (limited with respect to each nonrecourse liability to the Fair Market Value of the assets securing that liability), and the net assets of the SPV were distributed in accordance with Section X.4 to the Members immediately after making that allocation, adjusted for applicable special allocations, computed immediately prior to the hypothetical sale of assets.

VI.2 Allocation Rules. In the event that Members are issued Interests on different dates, the Net Income or Net Loss allocated to the Members for each Fiscal Year during which Members receive Interests will be allocated among the Members in accordance with Section 706 of the Code, using any convention permitted by law and selected by the Manager. For purposes of determining the Net Income, Net Loss and individual items of income, gain, loss credit, deduction and expense allocable to any period, Net Income, Net Loss and any other items will be determined on a daily, monthly or other basis, as determined by the Manager using any method that is permissible under Section 706 of the Code and the Treasury Regulations. Except as otherwise provided in this Agreement, all individual items of SPV income, gain, loss and deduction will be divided among the Members in the same proportions as they share Net Incomes and Net Loss for the Fiscal Year or other period in question.

VI.3 Limitation on Allocation of Net Losses. There will be no allocation of Net Losses to any Member to the extent that the allocation would create a negative balance in the Capital Account of that Member (or increase the amount by which that Member’s Capital Account balance is negative).

VI.4 General Tax Allocations. Except as otherwise provided in this Section VI.4, the taxable income or loss of the SPV will be allocated pro rata among the Members in the same manner as the corresponding items of Net Income, Net Loss and separate items of income, gain, loss, credit, deduction and expense (excluding items for which there are no related tax items) are allocated among the Member for Capital Account purposes.

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VI.5 Special Tax Allocations.

(a) Minimum Gain Chargeback. In the event there is a net decrease in the SPV Minimum Gain during any Fiscal Year, the minimum gain chargeback provisions described in Sections 1.704-2(f) and (g) of the Treasury Regulations will apply

(b) Member Minimum Gain Chargeback. In the event there is a net decrease in Member Minimum Gain during any Fiscal Year, the partner minimum gain chargeback provisions described in Section 1.704-2(i) of the Treasury Regulations will apply;

(c) Qualified Income Offset. In the event a Member unexpectedly receives an adjustment, allocation or Distribution described in of Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Treasury Regulations, which adjustment, allocation or Distribution creates or increases a deficit balance in that Member’s Capital Account, the “qualified income offset” provisions described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations will apply;

(i) Nonrecourse Deductions. Nonrecourse Deductions will be allocated in accordance with and as required in the Treasury Regulations;

(ii) Member Nonrecourse Deductions. Member Nonrecourse Deductions will be allocated to the Members as required in Section 1.704-2(i)(1) of the Treasury Regulations; and

(iii) Intention. The special allocations in this Section IV.5 are intended to comply with certain requirements of the Treasury Regulations and will be interpreted consistently. It is the intent of the Members that any special allocation pursuant to this Section IV.5will be offset with other special allocations pursuant to this Section IV.5. Accordingly, special allocations of SPV income, gain, loss or deduction will be made in such manner so that, in the reasonable determination of the Manager, taking into account likely future allocations under this Section IV.5, after those allocations are made, each Member’s Capital Account is, to the extent possible, equal to the Capital Account it would have been were this Section 6.5 not part of this Agreement.

(d) Recapture Items. In the event that the SPV has taxable income in any Fiscal Year that is characterized as ordinary income under the recapture provisions of the Code, each Member’s distributive share of taxable gain or loss from the sale of SPV assets (to the extent possible) will include a proportionate share of this recapture income equal to that Member’s share of prior cumulative depreciation deductions with respect to the assets which gave rise to the recapture income;

(e) Tax Credits and Similar Items. Allocations of tax credits, tax credit recapture, and any items related thereto will be allocated in those items as determined by the Manager considering the principles of Treasury Regulation Section 1.704-1(b)(4)(ii);

(f) Consistent Treatment. All items of income, gain, loss, deduction and credit of the SPV will be allocated among the Members for federal income tax purposes in a manner consistent with the allocation under this Article VI. Each Member is aware of the income tax consequences of the allocations made by this Article VI and hereby agrees to be bound by the provisions of this Article VI in reporting its share of SPV income and loss for income tax purposes. No Member will report on its tax return any transaction by the SPV, any amount allocated or distributed from the SPV or contributed to the SPV inconsistently with the treatment reported (or to be reported) by the SPV on its tax return nor take a position for tax purposes that is inconsistent with the position taken by the SPV; and

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(g) Modifications to Preserve Underlying Economic Objectives. If, in the opinion of counsel to the SPV, there is a change in the Federal income tax law (including the Code as well as the Treasury Regulations, rulings, and administrative practices thereunder) which makes modifying the allocation provisions of this Article VI it necessary or prudent to preserve the underlying economic objectives of the Members as reflected in this Agreement, the Manager will make the minimum modification necessary to achieve that purpose.

VI.6 Allocation of Excess Nonrecourse Liabilities. “Excess nonrecourse liabilities” of the SPV as used in Section 1.752-3(a)(3) of the Treasury Regulations will first be allocated among the Member pursuant to the “additional method” described in that section and then in accordance with the manner in which the Manager expects the nonrecourse deductions allocable to those liabilities will be allocated.

VI.7 Allocations in Respect of a Transferred Interest. Except as otherwise provided in this Agreement, amounts of Net Income, Net Loss and special allocations allocated to the Members will be allocated among the appropriate Members in proportion to their respective Interests. If there is a change in any Member’s Interest for any reason during any Fiscal Year, each item of income, gain, loss, deduction or credit of the SPV for that Fiscal Year will be assigned pro rata to each day in that Fiscal Year in the case of items allocated based on Interests, and the amount of that item so assigned to that day will be allocated to the Member based upon that Member’s Interest at the close of that day. Notwithstanding the immediately preceding sentence, the net amount of gain or loss realized by the SPV in connection with a sale or other disposition of property by the SPV will be allocated solely to the Members having Interests on the date of that sale or other disposition.

VI.8 Allocations in the Year of Liquidation Event. Notwithstanding anything else in this Agreement to the contrary, the Parties intend for the allocation provisions of this Article VI to produce final Capital Account balances of the Members that will permit liquidating Distributions to be made pursuant to the order set forth in Section X.4. To the extent that the allocation provisions of this Article VI would fail to produce the final Capital Account balances, the Manager may elect, in its sole discretion, to (a) amend those provisions if and to the extent necessary to produce that result; and (b) reallocate income and loss of the SPV for prior open years (including items of gross income and deduction of the SPV for those years) among the Members to the extent it is not possible to achieve that result with allocations of items of income (including gross income) and deduction for the current year and future years, as approved by the Manager. This Section IV.8 will control notwithstanding any reallocation or adjustment of taxable income, taxable loss, or related items by the Internal Revenue Service or any other taxing authority. The Manager will have the power to amend this Agreement without the Consent of the other Members, as it reasonably considers advisable, to make the allocations and adjustments described in this Section IV.8. To the extent that the allocations and adjustments described in this Section IV.8 result in a reduction in the Distributions that any Member will receive under this Agreement compared to the amount of the Distributions that Member would receive if all those Distributions were made pursuant to the order set forth in Section X.4, the SPV may make a guaranteed payment (within the meaning of Section 707(c) of the Code) to that Member (to be made at the time that Member would otherwise receive the Distributions that have been reduced) to the extent that payment does not violate the requirements of Sections 704(b) and 514(c)(9)(E) of the Code or may take other action as reasonably determined by the Manager to offset that reduction.

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Article VII

DISTRIBUTIONS

VII.1 Generally. The SPV will first use available assets to repay outstanding debts and obligations, if any, of the SPV. Then, subject to Section VII.6, the SPV will make Distributions, at times and intervals as the Manager will determine but, in no event, earlier than the expiration of the IPO Lock-Up Period in respect of Portfolio Company Securities to be distributed. Amounts initially apportioned to the Manager will be distributed to the Manager, and amounts initially apportioned to a Member will be distributed to that Member, in accordance with the Carry Calculation. The Manager shall make Distributions immediately upon the expiration of the IPO Lock-Up Period in respect of Portfolio Company Securities.

The Manager may, in its sole discretion, share with one or more Persons all or any portion of any Distribution made to them. For the avoidance of doubt, any expenses relating to brokerage commissions, escrow fees, clearing and settlement charges, custodial fees, and any other costs relating to the transfer of Portfolio Company Securities or other assets to the Members following a Liquidity Event (“Distribution Expenses”) will be paid by the SPV prior to any Distributions. The amount of assets that are distributable to the Member’s will be net of those expenses.

VII.2 Non-Cash Distributions. Whenever a Distribution provided for in this SectionVII.2 is payable in property other than cash, the value of the Distribution will remain as the basis of the investment.

VII.3 Return of Distributions. Any Member receiving a Distribution in violation of the terms of this Agreement shall return that Distribution (or cash equal to the net fair value of any property so distributed, determined as of the date of Distribution) promptly following the Member’s receipt of a request to return the Distribution from the Manager or from any other Member. No third-party will be entitled to rely on the obligations to return Distributions set forth in this Agreement or to demand that the SPV or any Member make any request for any return.

VII.4 Form of Distribution. Distributions pursuant to this Article VII will be comprised of (i) Portfolio Company Securities; and/or (ii) Distributable Cash, or other securities if and to the extent that, in connection with a Liquidity Event, the SPV receives Distributable Cash or other securities in exchange for Portfolio Company Securities. Interim Distributions will be made at times as the Manager determines in its sole discretion. Notwithstanding the foregoing, no Distribution of securities will be made to any Member to the extent that Member would be prohibited by applicable law from holding those securities. Unless otherwise agreed to by the Manager, Distributions will be made to its respective brokerage account, provided that any Distributable Cash Distribution may, in the sole discretion of the Manager, be made, in whole or in part, to the account from which the attributable Capital Contribution was paid.

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VII.5 Reserved.

VII.6 Amounts Withheld. Any amounts withheld with respect to a Member pursuant to any federal, state, local or foreign tax law from a Distribution by the SPV to the Member will be treated as paid or distributed, as the case may be, to the Member for all purposes of this Agreement. In addition, the SPV may withhold from Distributions amounts deemed necessary, in the sole discretion of the Manager, to be held in reserve for payment of accrued or foreseeable permitted expenses of the SPV. Each Member hereby agrees to indemnify and hold harmless the SPV from and against any liability with respect to income attributable to or Distributions or other payments to that Member. Any other amount that the Manager determines is required to be paid by the SPV to a taxing authority with respect to a Member pursuant to any federal, state, local or foreign tax law in connection with any payment to or tax liability (estimated or otherwise) of the Member shall be treated as a loan from the SPV to that Member. If that loan is not repaid within 30 days from the date a Manager notifies that Member of that withholding, the loan will bear interest from the date of the applicable notice to the date of repayment at a rate at the lesser of (a) the one-month SOFR plus 4%; or (b) the maximum legal interest rate under applicable law, compounded annually. In addition to all other remedies the SPV may have, the SPV may withhold Distributions that would otherwise be payable to that Member and apply that amount toward repayment of the loan and interest. Any payment made by a Member to the SPV pursuant to this Section VII.6 will not constitute a Capital Contribution.

VII.7 Member Giveback. Except as required by applicable law, Section VII.3, or Section VII.6, no Member will be required to repay to the SPV, any Member, or any creditor of the SPV, all or any part of the Distributions made to that Member.

VII.8 No Creditor Status. A Member will not have the status of, and is not entitled to the remedies available to, a creditor of the SPV with regard to Distributions that the Member becomes entitled to receive pursuant to this Agreement and the Act.

VII.9 Limitations on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the SPV shall not make a Distribution to any Member on account of its Interest if the Distribution would violate the Act or other applicable law.

Article VIII

TRANSFERS

VIII.1 Transfers.

(a) Except as otherwise expressly provided in this Article VIII, no Member may Transfer all or any portion of its Interests without obtaining prior written approval of the Manager, which approval may be withheld, conditioned or delayed in the Manager’s sole and absolute discretion. Any attempted Transfer in violation of this Article VIII will be null and void ab initio, and will not bind the SPV; and

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(b) The Manager will be allowed to Transfer their respective Interests to their respective Affiliates, provided that the Manager, as applicable, continues to control the Interests. For the purposes of this section, “control” shall mean the voting control of 50% or more of the outstanding Interests entitled to vote

VIII.2 Further Restrictions on Transfers. Notwithstanding anything in this Agreement to the contrary, in addition to any other restrictions on a Transfer of an Interest, no Interest may be Transferred (a) without compliance with the Securities Act and any other applicable securities or “Blue Sky” laws; (b) if, in the determination of the Manager, the Transfer could result in the SPV not being classified as a partnership for federal income tax purposes; (c) if, in the determination of the Manager, the Transfer could cause the SPV to become subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”); (d) if, in the determination of the Manager, the Transfer would cause a termination of the SPV under Section 708(b)(1)(B) of the Code that would have a material adverse effect on the SPV; or (e) the transferee is a minor or incompetent.

VIII.3 Permitted Transfers. Except for the requirement to receive approval from the Manger, all other restrictions upon Transfer specified in Section VIII.1 will not apply to any Transfer (a) by a Member who is an individual to (i) that Member’s spouse, ex-spouse or domestic partner; (ii) that Members or Member’s spouse’s lineal descendants; (iii) any family limited partnership or other entity controlled (which for this purpose shall require that the Member own more than 50% of the equity securities of that entity) by that Member; (iv) a trust established solely for the benefit of that Member, Member’s spouse or lineal descendants without regard to age, and (v) from any trust to the beneficiaries of that trust; or (b) by a Member to another Member (each transferee, a “Permitted Transferee”); provided, however, that the Permitted Transferee (other than a Person who is already a Member) pursuant to the foregoing clauses (a), (b) and (c) agrees in writing to become a party to this Agreement and to be subject to the terms and conditions of this Agreement. Notwithstanding the foregoing in this Section VIII.3, any permitted Transfer must be approved by the Manager, which approval will not be unreasonably withheld.

VIII.4 Admission of Transferee as a Member. A Transfer permitted by the Manager will only transfer the rights of an assignee as set forth in Section VIII.6 unless (a) the transferee is a Member or is admitted as a Member; and (b) payment to the SPV of a transfer fee in cash which is sufficient, in the Manager’s sole determination, to cover all reasonable expenses incurred by the SPV in connection with the Transfer and admission of the transferee as a Member.

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VIII.5 Involuntary Transfer of Interests. In the event of any involuntary transfer of Interests to a Person, that Person will have only the rights of an assignee set forth in Section VIII.6 with respect to those Interests.

VIII.6 Rights of Assignee. An assignee has no right to vote, receive information concerning the business and affairs of the SPV and is entitled only to receive Distributions and allocations attributable to the Interest held by the assignee as determined by the Manager and in accordance with this Agreement.

VIII.7 Enforcement. The restrictions on Transfer contained in this Agreement are an essential element in the ownership of an Interest. Upon application to any court of competent jurisdiction, a Manager will be entitled to a decree against any Person violating or about to violate those restrictions, requiring their specific performance, including those prohibiting a Transfer of all or a portion of its Interests.

VIII.8 Death or Disability of a Member. Upon the Disability or death of a Member, that Member will cease to be a member of the SPV and that disabled Member or the legal representative of that deceased Member’s estate (or the trustee of a living trust established by that deceased Member if that Member’s Interests have been transferred to a trust) will have the rights only of an assignee set forth in Section VIII.6..

VIII.9 Compulsory Redemption. The Manager may, by notice to any Member, force the sale of all or a portion of that Member’s Interest on terms as the Manager determines to be fair and reasonable, or take other action as it determines to be fair and reasonable in the event that the Manager determines or has reason to believe that (i) that Member has attempted to effect a Transfer of, or a Transfer has occurred with respect to, any portion of that Member’s Interest in violation of this Agreement; (ii) continued ownership of that Interest by that Member is reasonably likely to cause the SPV to be in violation of securities laws of the United States or any other relevant jurisdiction or the rules of any self-regulatory organization applicable to the Manager, Adviser (if applicable) or its Affiliates; (iii) continued ownership of that Interest by that Member may be harmful to the business or reputation of the SPV or the Manager, or the Adviser (if applicable), or may subject the SPV or any Members to a risk of adverse tax or other fiscal consequence; (iv) any of the representations or warranties made by that Member under this agreement or under any Subscription Agreement signed by that Member in connection with the acquisition of an Interest was not true when made or has ceased to be true; (v) any portion of that Member’s Interest has vested in any other Person by reason of the bankruptcy, dissolution, incompetency or death of that Member; or (vi) it would not be in the best interests of the SPV, as determined by the Manager, for that Member to continue ownership of its Interest.

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Article IX

RECORDS, REPORTS AND TAXES

IX.1 Books and Records. The Manager will maintain all of the information required to be maintained by the Act at the SPV’s principal office, with copies available at all times during normal business hours for inspection and copying upon reasonable notice by any Member or its authorized representatives for any purpose reasonably related to that Member’s status as a member, including as applicable:

(a) true and full information regarding the status of the business and financial condition of the SPV;

(b) promptly after becoming available, a copy of the SPV’s federal, state and local income tax returns, if any, for each Fiscal Year;

(c) a current list of the full name and last known business, residence or mailing address of that Member and each Manager;

(d) a copy of this Agreement and all amendments, together with executed copies of (i) any powers of attorney; and (ii) any other document pursuant to which this Agreement or any amendments have been executed or have been deemed to be executed; and

(e) true and full information regarding the amount of cash contributed by that Member and the date on which that Member became a Member.

IX.2 Reports.

(a) Governmental Reports. The SPV will file all documents and reports required to be filed with any governmental agency in accordance with the Act.

(b) Tax Reports. The SPV will prepare and duly and timely file, at the SPV’s expense, all tax returns required to be filed by the SPV. The Manager will send or cause to be sent to each Member within 90 days after the end of each Fiscal Year, or a later date as determined in the discretion of the Manager, information relating to the SPV as is necessary for the Member to complete its federal, state and local income tax returns that include that Fiscal Year.

IX.3 Bank Accounts. All funds of the SPV will be deposited with banks or other financial institutions in the account or accounts of the Master LLC or the SPV as may be determined by the Manager who will ensure records are maintained for the SPV assets associated with the SPV separately from the assets of any other Person. The Administrative Manager shall solely be responsible for handling the bank account, as may be instructed by the Manager.

IX.4 Tax Elections. Except as otherwise expressly provided in this Agreement, the SPV will make certain tax elections as the Manager may determine. The Manager may, in its sole discretion, make an election under Section 754 of the Code.

IX.5 Partnership Representative. The Manager will be the “partnership representative” within the meaning of Code Section 6223 (the “Partnership Representative”). The Partnership Representative will have all of the powers and authority of a “partnership representative” under the Code. The Partnership Representative will represent the SPV (at the SPV’s expense) in connection with all administrative and judicial proceedings by the Internal Revenue Service or any taxing authority involving any tax return of the SPV, and may expend the SPV’s funds for professional services and associated costs. The Partnership Representative will provide to the Members notice of any communication to or from or agreements with a federal, state or local authority regarding any return of the SPV, including a summary of the provisions.

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IX.6 Confidentiality. All information concerning the business, affairs and properties of the SPV and all of the terms and provisions of this Agreement will be held in confidence by each Manager and Member and their respective Affiliates, subject to any obligation to comply with (a) any applicable law; (b) any rule or regulation of any legal authority or securities exchange; (c) any subpoena or other legal process to make information available to the Persons entitled thereto; or (d) the enforcement of that Party’s rights under this Agreement (or under any employment agreement with that Member, if any) in any legal process, arbitration, as a Member, Manager, Administrative Manager, or employee, as applicable. Confidentiality will be maintained until that time, if any, as the confidential information either is, or becomes, published or a matter of public knowledge (other than as a result of a breach of this Section IX.6); provided that each Party recognizes that the privilege each has to maintain, in its sole discretion, the confidentiality of a communication relating to the transactions, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Code, is not intended to be affected by the foregoing provisions of this sentence. Notwithstanding this Section IX.6, the Manager, Administrative Manager may use confidential information about the SPV and its Members in data aggregation, so long as the data use does not include the disclosure of information that could reasonably be used to identify any Member.

Article X

DISSOLUTION AND LIQUIDATION

X.1 Dissolution. The SPV will be dissolved, its assets disposed of and its affairs wound up upon any of the following:

(a) the Outside Date;

(b) the final Distribution of the net assets of the SPV to the Members or a Liquidating Vehicle in accordance with Section X.9;

(c) the dissolution of the Master LLC;

(d) determination by the Manager in its sole discretion to dissolve the SPV; or

(e) entry of a judicial decree of dissolution of the SPV pursuant to the Act.

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X.2 Date of Dissolution. Dissolution of the SPV will be effective on the day on which the event occurs giving rise to the dissolution, but the SPV will not terminate until the assets of the SPV have been liquidated and distributed as provided in this Agreement. Prior to a dissolution pursuant to Section X.1, the Manager, in its sole discretion, may extend the period of time between the date of Closing and the Outside Date by unlimited successive one-year periods. Notwithstanding the dissolution of the SPV, prior to the termination of the SPV, the business of the SPV and the rights and obligations of the Members will continue to be governed by this Agreement.

X.3 Winding Up. Upon the occurrence of any event specified in Section X.1, the SPV will continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, satisfying the claims of its creditors, and distributing any remaining assets in cash or in kind, to the Members in accordance with this Agreement. The Liquidating Trustee will be responsible for overseeing the winding up and liquidation of the SPV and will cause the SPV to sell or otherwise liquidate all of the SPV’s assets except to the extent the Liquidating Trustee determines to distribute any assets to the Members in kind, discharge or make provision for all liabilities of the SPV and all costs relating to the dissolution, winding up, and liquidation and distribution of assets, establish reserves as may be necessary to provide for contingent liabilities of the SPV (for purposes of determining the Capital Accounts of the Members, the amounts of those reserves will be deemed to be an expense of the SPV and will be deemed income to the extent it ceases to be reserved), and distribute the remaining assets to the Members, in the manner specified in Section X.4. The Liquidating Trustee will be allowed a reasonable time for the orderly liquidation of the SPV’s assets and discharge of its liabilities, so as to preserve and upon disposition maximize, to the extent possible, the value of the SPV’s assets.

X.4 Liquidation. The SPV’s assets, or the proceeds from the liquidation of the SPV’s assets, will be paid or distributed in the following order:

(a) first, to creditors to the extent otherwise permitted by applicable law in satisfaction of all liabilities and obligations of the SPV, including expenses of the liquidation (whether by payment or the making of reasonable provision for payment), other than liabilities for which reasonable provision for payment has been made and liabilities, if any, for Distributions to Members;

(b) next, to the establishment of those reserves for contingent liabilities of the SPV as are deemed necessary by the Liquidating Trustee (other than liabilities for which reasonable provision for payment has been made and liabilities, if any, for Distribution to Members and former Members under the Act);

(c) next, to Members and former Members in satisfaction of any liabilities for Distributions under the Act, if any;

(d) next, to the Members, on a pro rata basis in the order of priority set forth in Section VII.1.

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X.5 Distributions in Kind. Any non-cash asset distributed to one or more Members will first be valued by the Manager at its Fair Market Value to determine the Net Income, Loss and special allocations that would have resulted if that asset had been sold for that value, which amounts will be allocated pursuant to Article VI, and the Members’ Capital Accounts will be adjusted to reflect those allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in the distributed asset will be the Fair Market Value of that interest as determined in good faith by the Manager (net of any liability secured by the asset that the Member assumes or takes subject to).

X.6 No Liability. Notwithstanding anything in this Agreement to the contrary, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a negative Capital Account balance (after giving effect to all contributions, Distributions, allocations and other Capital Account adjustments for all Fiscal Years, including the Year in which that liquidation occurs), neither that Member nor any Manager will have any obligation to make any contribution to the capital of the SPV, and the negative balance of that Member’s Capital Account will not be considered a debt owed by that Member or any Manager to the SPV or to any other Person for any purpose; provided, however, that nothing in this Section 10.6 will relieve any Member from any liability under any promissory note or other affirmative commitment that Member has made to contribute capital to the SPV.

X.7 Limitations on Payments Made in Dissolution. Except as otherwise specifically provided in this Agreement, each Member will be entitled to look only to the assets of the SPV for Distributions (including Distributions in liquidation) and the Parties will have no personal liability for any Distributions.

X.8 Certificate of Cancellation. Upon completion of the winding up of the SPV’s affairs, the Manager will file a Certificate of Cancellation, as applicable.

X.9 Conversion to a Trust. If, on the date of the final day of the Term from the Effective Date, a Liquidity Event has not occurred, the Manager may appoint a third-party liquidator or custodian at the expense of the SPV or distribute the assets of the SPV to a liquidating trust or Entity for the benefit of the Members (a “Liquidating Vehicle”). Interests in any Liquidating Vehicle will generally be subject to terms comparable to Interests (including, for the avoidance of doubt, Distribution Expenses); provided that, in addition to other expenses contemplated in this Agreement, interests in a Liquidating Vehicle may be subject to actual expenses incurred in connection with the ongoing operations of the liquidating vehicle. The manager or the liquidating trustee, in its sole discretion, may establish reserves for contingencies under this Section 10.9, including with respect to interests in any liquidating vehicle.

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Article XI

LIMITATION OF LIABILITY; STANDARD OF CARE; INDEMNIFICATION

XI.1 Limitation of Liability. Unless explicitly agreed upon, the debts, obligations and liabilities of the SPV, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the SPV, and will not be those of the Members, or the Covered Persons.

XI.2 Standard of Care. Neither the Members nor the Covered Persons will have any personal liability whatsoever to the SPV, any Member, or their Affiliates on account of that Person’s role within the SPV, or by reason of that Person’s acts or omissions in connection with the conduct of the business of the SPV so long as that Person acts in good faith for a purpose which the Person reasonably believes to be in, or not opposed to, the best interests of the SPV. Notwithstanding the preceding, nothing contained in this Agreement will protect that Person against any liability to which that Person would otherwise be subject by reason of (a) any act or omission of that Person that involves gross negligence, willful misconduct, bad faith, fraud, or willful and material breach of a material provision of the Operating Agreement or management agreement; or (b) any transaction from which that Person or its Affiliate derives any improper personal benefit.

XI.3 Indemnification. To the fullest extent permitted by applicable law, the Covered Persons will be entitled, out of the SPV assets, to be indemnified against and held harmless from any and all liabilities, judgments, obligations, losses, damages, claims, actions, suits or other proceedings (whether under the Securities Act, the Commodity Exchange Act, as amended, or otherwise, civil or criminal, pending or threatened, before any court or administrative or legislative body, and as the same are accrued, in which an Indemnitee may be or may have been involved as a party or otherwise or with which he, she or it may be or may have been threatened, while in office or thereafter (a “Proceeding”)) and reasonable costs, expenses and disbursements (including legal and accounting fees and expenses) of any kind and nature whatsoever (collectively, “Covered Losses”) that may be imposed on, incurred by, or asserted at any time against an Indemnitee (whether or not indemnified against by other parties) in any way related to or arising out of this Agreement, the administration of the SPV, or the action or inaction of an Indemnitee (including actions or inactions pursuant to Article X on the SPV’s dissolution or termination) or under contracts with the SPV, except that the Covered Persons will not be entitled to indemnity for Covered Losses with respect to any matter as to which an Indemnitee has been finally adjudicated in any action, suit, or other proceeding, or otherwise by a court of competent jurisdiction, to have committed an act or omission involving his, her or its own gross negligence, willful misconduct, bad faith, fraud, or reckless disregard of his, her or its obligations under this Agreement. The indemnities contained in this Article XI will survive the termination of this Agreement.

XI.4 Contract Right; Expenses. The right to indemnification conferred in this Article XI will be a contract right. A Covered Person’s right to indemnification under this Agreement includes the right to require the SPV to advance the expenses incurred by that Covered Person in defending any Proceeding in advance of its final disposition subject to an understanding to return the amount so advanced if it is ultimately determined that the Covered Person has not met the standard of conduct required for indemnification.

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XI.5 Nonexclusive Right. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article XI will not be exclusive of any other right which any Person may have or later acquire under any statute or agreement, or under any insurance policy obtained for the benefit of any Manager, Administrative Manager, Partnership Representative or officer of the SPV.

XI.6 Severability. If any provision of this Article XI is determined to be unenforceable in whole or in part, that provision will nonetheless be enforced to the fullest extent permissible, it being the intent of this Article XI to provide indemnification to all Persons eligible under this Agreement to the fullest extent permitted by applicable law.

XI.7 Insurance. The Manager may cause the SPV to purchase and maintain insurance on behalf of any Covered Person who is or was an agent of the SPV against any liability asserted against that Covered Person capacity as an agent.

Article XII

REPRESENTATIONS, WARRANTIES AND COVENANTS

XII.1 Representations and Warranties of the Members. Each Member is fully aware that (i) the SPV and the Manager are relying upon the exemption from registration provided by Section 4(a)(2) of the 1933 Act and Regulation D promulgated thereunder, and (ii) the SPV will not register as an investment company under the Investment Company Act, by reason of the provisions of Section 3(c)(1) or 3(c)(7) (as applicable) of that Act, and the SPV must comply with certain requirements to rely on those Sections. Each Member also is fully aware that the SPV and the Manager are relying upon the truth and accuracy of the following representations by each of the Members and in the representations made in its respective Subscription Agreement. Each of the Members hereby represents, warrants and covenants to the Manager and the SPV that:

(a) In the case of any entity, it has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of organization with full power and authority to enter into and to perform this Agreement in accordance with its terms, or in the case of an individual, he or she has the full legal capacity to enter into and to perform this Agreement in accordance with its terms;

(b) This Agreement is a legal, valid and binding obligation of that Member, enforceable against that Member in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights, and subject, as to enforceability, to the effect of general principles of equity;

(c) Its Interest is being acquired for its own account, for investment and not with a view to the distribution or resale, subject, however, to any requirement of law that the disposition of its property will at all times be within its control;

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(d) It is an “accredited investor” (as defined in rule 501 of the Securities Act), and if required, is also a “qualified purchaser” (within the meaning of Section 2(a)(51)(A) of the Investment Company Act);

(e) It is not a participant-directed defined contribution plan;

(f) It is not an “investment company” registered under the Investment Company Act;

(g) it is not a “benefit plan investor” under Section 3(42) of ERISA;

(h) it understands that the SPV will not accept any capital contributions or subscription and the Member is not acting on behalf of an entity which is deemed to hold the assets of an “Employee Benefit Plan” (which is subject to the fiduciary rules of ERISA) or a “Plan” (e.g., an entity of which 25% or more of any class of equity securities is held by Employee Benefit Plans or Plans, or an insurance company separate account holding “plan assets,” etc.), for avoidance of doubt, the Employee Benefit Plan will not include self-directed IRAs; however, capital commitments from such self-directed IRAs cannot exceed more than twenty five percent (25% of the total capital committed to the SPV;

(i) The Member acknowledges that the SPV does not permit investments by an employee benefit plan (a “Plan”) as defined under ERISA;

(j) With respect to the purchase of an Interest by Member, or a transfer of an Interest by a Member, as applicable, the Memberhereby represents and warrants, and each such transferee will be required to represent and warrant, that either (i) the Member Is not (and is not acting on behalf or using the assets of) (A) an “employee benefit plan” subject to ERISA; (B) a “plan” subject to Section 4975 of the Internal Revenue Code; (C) an entity whose underlying assets include “plan assets” by reason of such a plan’s investment in the entity (including an insurance company general account); or (D) a governmental plan that is subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code; or (ii) the Member Is an entity described in (i) and the purchase of the Interests will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code (or, in the case of a governmental plan, any substantially similar federal, state or local law) for which an exemption is not applicable. Any purported transfer of an Interest to an Investor or subsequent transferee, as applicable, that does not comply with the requirements of this clause shall be null and void ab initio;

(k) It will conduct its business and affairs (including its investment activities) in a manner that it will be able to honor its obligations under this Agreement;

(l) It understands and acknowledges that the investments contemplated by the SPV involve a high degree of risk. The Member, or its management, has substantial experience in evaluating and investing in Portfolio Company Securities and is capable of evaluating the merits and risks of its investments and has the capacity to protect its own interests. The Member, by reason of its, or its management’s, business or financial experience, has the capacity to protect its own interests in connection with proposed investments. The Member has sufficient resources to bear the economic risk of any investments made, including any diminution in value, and will solely bear the economic risk of any investment;

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(m) It has undertaken its own independent investigation, and formed its own independent business judgment, based on its own conclusions, as to the merits of the Portfolio Company Securities and investing in the SPV. The Member is not relying and has not relied on the Manager or any of their Affiliates for any evaluation or other investment advice in respect of the Portfolio Company Securities or the advisability of investing in the SPV and has had all questions answered and requests fulfilled that the Member has deemed to be material to the Member’s decision to invest in the SPV; and

(n) It has had the opportunity to consult with legal counsel of its choice and has read and understands this Agreement and the Subscription Agreement and the SPV’s confidential private placement memorandum.

XII.2 Derivative Transactions. No Member may, without providing the Manager with a written opinion of counsel regarding the compliance of the proposed transfer with all applicable securities laws, and the prior written Consent of the Manager (which may be granted, withheld, conditioned or delayed in its sole discretion), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise assign, transfer or dispose of any Interests or Portfolio Company Securities, or publicly disclose the intention to make any offer, sale, pledge or disposition, or (ii) engage in any short selling of any Interests or Portfolio Company Securities. Notwithstanding the foregoing, any permitted transfers of Interests that are approved by the Manager will be governed by Article VIII.

XII.3 Further Instruments and Cooperation of Members. Each Member will furnish, from time to time, to the Manager within five calendar days after receipt of the Manager’s request (or other amounts of time as specified by the Manager) any further instruments (including any designations, representations, warranties, and covenants), documentation and information as the Manager deems to be reasonably necessary, appropriate or convenient: (i) to facilitate the Closing or satisfy any Closing Conditions; (ii) to satisfy applicable anti-money laundering requirements; (iii) for any tax purpose; or (iv) for any other purpose that is consistent with the terms of this Agreement.

XII.4

POWER OF ATTORNEY

XIII.1 Function of Power of Attorney. Each Member, by its execution of this Agreement, hereby irrevocably makes, constitutes and appoints each of the Manager and the Liquidating Trustee, if any, in the capacity as Liquidating Trustee (each is referred to as the “Attorney”), as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) this Agreement and any amendment to this Agreement that has been adopted as provided in this Agreement; (ii) the original Articles of Organization and all amendments required or permitted by law or the provisions of this Agreement; (iii) all instruments or documents required to effect a transfer of Interest; (iv) all certificates and other instruments deemed advisable by the Manager or the Liquidating Trustee, if any, to carry out the provisions of this Agreement, and applicable law or to permit the SPV to become or to continue as a limited liability company wherein the Members have limited liability in each jurisdiction where the SPV may be doing business; (v) all instruments that the Manager or the Liquidating Trustee, if any, deems appropriate to reflect a change, modification or termination of this Agreement or the SPV in accordance with this Agreement including, the admission of additional Members or substituted members pursuant to the provisions of this Agreement, as applicable; (vi) all fictitious or assumed name certificates required or permitted to be filed on behalf of the SPV; (vii) all conveyances and other instruments or papers deemed advisable by the Manager or the Liquidating Trustee, if any, including, those to effect the dissolution and termination of the SPV (including a Certificate of Cancellation); (viii) all other agreements and instruments necessary or advisable to consummate any purchase of Portfolio Company Securities; and (ix) all other instruments or papers that may be required or permitted by law to be filed on behalf of the SPV.

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XIII.2 Additional Functions. The foregoing power of attorney:

(a) is coupled with an interest, is irrevocable and will survive the subsequent death, disability or Incapacity of any Member or any subsequent power of attorney executed by a Member;

(b) may be exercised by the Attorney, either by signing separately as attorney-in-fact for each Member or by a single signature of the Attorney, acting as attorney-in-fact for all of them;

(c) will survive the delivery of an assignment by a Member of all or any portion of its Interest; except that, where the assignee of all of that Member’s Interest has been approved by the Manager for admission to the SPV, as a Substituted Member, the power of attorney of the assignor will survive the delivery of that assignment for the sole purpose of enabling the Attorney to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect that substitution; and

(d) is in addition to any power of attorney that may be delivered by a Member in accordance with its Subscription Agreement entered into in connection with its acquisition of Interest.

XIII.3 Delivery of Power of Attorney. Each Member must execute and deliver to the Manager within 5 days after receipt of the Manager’s request, any further designations, powers-of-attorney and other instruments as the Manager reasonably deems necessary to carry out the terms of this Agreement.

XIII.4 Termination. The power of attorney hereby granted will terminate upon the substitution of another Member, if approved by the Manager, or upon the complete withdrawal of such Member from participation in the SPV.

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Article XIV

MISCELLANEOUS

XIV.1 Amendments. This Agreement is subject to amendment only with the written Consent of the Manager; provided, however, that no amendment to this Agreement may:

(a) Modify the limited liability of a Member; modify the indemnification and exculpation rights of the Covered Persons; or increase in any material respect the liabilities or responsibilities of, or diminish in any material respect the rights or protections of, any Member under this Agreement, in each case, without the Consent of each affected Member or Covered Person, as the case may be;

(b) Alter the interest of any Member in income, gains and losses or amend any portion of Article IV without the Consent of each Member adversely affected by that amendment; provided, however, that i) the admission of additional Members in accordance with the terms of this Agreement, and ii) additional fees, as mentioned in the Provision of Services and/or the SPV Statement of Work, or incurred by the SPV not otherwise known or accounted for prior to executing this Agreement, will not constitute an alteration or amendment;

(c) Amend any provisions of this Agreement that require the Consent, action or approval of Members without the Consent of those Members; or

(d) Amend or waive any provision of this Section XIV.1(d) or Section V.1.

XIV.2 Ministerial and Administrative Amendments. Notwithstanding the limitations of Section XIV.1, ministerial or administrative amendments as may in the discretion of the Manager, the Administrative Manager, be necessary or appropriate and those amendments as may be required by law may be made from time to time without the Consent of any of the Members; provided, however, that no amendment will be adopted pursuant to this Section XIV.2 unless that amendment would not alter, or result in the alteration of, the limited liability of the Members or the status of the SPV as a “partnership” for federal income tax purposes.

XIV.3 Amendment Recordation. Upon the adoption of any amendment to this Agreement, the amendment will be executed by the Manager and, if required, will be recorded in the proper records of each jurisdiction in which recordation is necessary for the SPV to conduct business. Any adopted amendment may be executed by the Manager on behalf of the Members pursuant to the power of attorney granted in Section XIII.1.

XIV.4 Offset Privilege. The SPV may offset against any monetary obligation owing from the SPV to any Members or Manager any monetary obligation then owing from that Member or Manager to the SPV; provided, however, that the offset right will only apply to any monetary obligation owed to that Member or Manager in their capacity as a Member or Manager.

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XIV.5 Notices.

(a) Any notice or other communication to be given to the SPV, the Manager or any Member in connection with this Agreement will be in writing and will be delivered or mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or messenger;

(b) Each Member hereby acknowledges that the Manager is entitled to transmit to that Member exclusively by e-mail (or other means of electronic messaging) all notices, correspondence and reports, including, but not limited to, that Member’s Schedule K-1s;

(c) Each notice or other communication to the Manager will for purposes of this Agreement be treated as effective or having been given upon the earlier of (i) receipt; (ii) the date transmitted by email, with evidence of transmission from the transmitting device; (iii) acknowledged receipt; (iv) when delivered in person; (v) when sent by electronic facsimile transfer or electronic mail at the number or address set forth below and receipt is acknowledged by the Manager; (vi) one business day after having been dispatched by a nationally recognized overnight courier service if receipt is evidenced by a signature of a person regularly employed or residing at the address set forth below for that Party; or (vii) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid; and

(d) Any notice must be given, if (x) to the SPV, to the SPV’s Principal Office Location, facsimile number or email address, to the attention of the Manager and (y) to any Member or Manager, to that Member’s or Manager’s address or number specified in the records of the SPV. Any Party may by notice pursuant to this Section XIV.5 designate any other physical address or email address to which notice to that Party must be given.

XIV.6 Waiver. No course of dealing or omission or delay on the part of any Party in asserting or exercising any right under this Agreement will constitute or operate as a waiver of any right. No waiver of any provision of this Agreement will be effective, unless in writing and signed by or on behalf of the Party to be charged with the waiver. No waiver will be deemed a continuing waiver or future waiver or waiver in respect of any other breach or default, unless expressly so stated in writing.

XIV.7 Governing Law. This Agreement will be construed, performed and enforced in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws principles to the extent those principles or rules would require or permit the application of the laws of another jurisdiction.

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XIV.8 Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach of this Agreement, except for any claim or action that the Manager or SPV may elect to commence to enforce any of its rights or the Members obligations under this Agreement or the Subscription Agreement, will be settled by binding arbitration, before three arbitrators, administered by the American Arbitration Association under and in accordance with its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction.

(a) Location. Any arbitration will be held in the Arbitration Location;

(b) Costs. Each of the Parties will equally bear any arbitration fees and administrative costs associated with the arbitration. The prevailing Party, as determined by the arbitrators, will be awarded its costs and reasonable attorneys’ fees incurred in connection with the arbitration; and

(c) Consent to Jurisdiction. The Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Arbitration Location, for recognition or enforcement of any award determined pursuant to this Section 14.8.

(d) EACH PARTY HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT AND THE SUBJECT MATTER HEREOF

XIV.9 Remedies. In the event of any actual or prospective breach or default of this Agreement by any Party, the other parties will be entitled to seek equitable relief, including remedies in the nature of injunction and specific performance (without being required to post a bond or other security or to establish any actual damages). In this regard, the Parties acknowledge that they will be irreparably damaged in the event this Agreement is not specifically enforced, since (among other things) the Interests are not readily marketable. All remedies under this Agreement are cumulative and not exclusive, may be exercised concurrently and nothing in this Agreement will be deemed to prohibit or limit any Party from pursuing any other remedy or relief available at law or in equity for any actual or prospective breach or default, including the recovery of damages.

XIV.10 Severability. The provisions of this Agreement are severable and in the event that any provision of this Agreement is determined to be illegal, invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions of this Agreement will not be affected, but will, subject to the discretion of that court, remain in full force and effect, and any illegal, invalid or unenforceable provision will be deemed, without further action on the part of the Parties, amended and limited to the extent necessary to render that provision, as so amended and limited, legal, valid and enforceable, it being the intention of the Parties that this Agreement and each provision will be legal, valid and enforceable to the fullest extent permitted by applicable law.

XIV.11 IRS Circular 230 disclosure. Any discussion of United States federal tax issues contained in the Subscription Agreement, confidential private placement memorandum, this Agreement, or concerning the investment in the SPV, by the SPV, Manager, and their respective counsel, is not intended or written to be relied on by the other for purpose of avoiding penalties imposed under the Code. Each Party should seek advice from an independent tax adviser based on their particular circumstances.

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XIV.12 Further Assurances. Each Party shall promptly execute, deliver, file or record those agreements, instruments, certificates and other documents and take other actions as the Manager may reasonably request or as may otherwise be necessary or proper to carry out the terms and provisions of this Agreement and to consummate and perfect the transactions contemplated hereby.

XIV.13 Assignment. Except as otherwise provided in this Agreement, and any right, interest or obligation may not be assigned by any Party without the prior written Consent of the Manager as set forth in Article VIII. Any purported assignment without Consent will be ab initio null and void and without effect.

XIV.14 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns. This Agreement is not intended, and will not be deemed, to create or confer any right or interest for the benefit of any Person not a party to this Agreement.

XIV.15 Titles and Captions. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the Parties or modify or otherwise affect any of the provisions hereof and shall not have any effect on the construction or interpretation of this Agreement.

XIV.16 Construction. This Agreement will not be construed against any party by reason of that party having caused this Agreement to be drafted.

XIV.17 Entire Agreement. This Agreement constitutes the entire understanding and agreement among the Parties and supersedes all prior and contemporaneous understandings and agreements whether written or oral.

(Signature Page Follows)

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Operating Agreement Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Operating Agreement effective as of the Effective Date.

SPV:

(Signature and Information Provided on Series LLC Packet Execution Page at the bottom)

MANAGER

(Signature and Information Provided on Series LLC Packet Execution Page at the bottom)

Member Signature

The undersigned Member hereby executes the Limited Liability Company Operating Agreement of the SPV, dated as of the Effective Date, and hereby authorizes this signature page to be attached to a counterpart of that document executed by the Manager of the SPV.

MEMBER

(Signature and Information Provided on Series LLC Packet Execution Page at the bottom)

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Schedule C: SPV Subscription Agreement

The SPV is an investment offered to accredited and qualified investors. The speculative nature of an investment in the SPV’s limited liability company interests (the “Interests”) makes such an investment appropriate only for a limited portion of the risk segment of a portfolio.

The following pages contain instructions on how to subscribe for Interests. If you have any questions concerning how to complete this Subscription Agreement, please contact the Manager at the address below.

THE SECURITIES REPRESENTED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.

For information on the Manager, please refer to the “Main Definitions” Page

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All terms not defined herein shall have the meaning ascribed to them in “Main Definitions” page or in the Operating Agreement of the SPV.

This Subscription Agreement (this “Agreement”) is entered into by and between the SPV and the undersigned party as Member (the “Member”), effective as of the date set forth above the Manager’s signature on the Acceptance of Subscription page of this Agreement.

WHEREAS, the “Manager” established the SPV under the Operating Agreement for the exclusive purpose of investing and reinvesting cash and other property contributed to the SPV by or on behalf of certain beneficial owners;

WHEREAS, the Subscriber wishes to become a Member of the SPV and to purchase limited partnership interests (the “Interests”) in the SPV; and

WHEREAS, the Manager and Investor desire to provide for the investment and reinvestment of cash and other property of the Investor in and through the SPV upon the terms and conditions set forth herein, in the Private Placement Memorandum, as the same may be updated or modified from time to time (the “Memorandum”), and in the Operating Agreement of the SPV, as the same may be amended from time to time.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Member and the SPV hereby agree as follows.

1. Subscription Instructions

If, after you have carefully reviewed the Memorandum, as amended or supplemented from time to time and including the exhibits thereto of the SPV, you have decided to purchase Interests in the SPV, please observe the instructions below. The information requested in these subscription documents is necessary to ensure, among other things, exemption from registration under applicable securities laws. Such information is confidential and will not be reviewed by anyone other than the Manager, and their affiliates and the SPV’s service providers and counsel, except as otherwise permitted by law. All subscription documents must be completed and executed correctly, or they will not be accepted. The minimum suitability standards are set forth in the Memorandum.

2. Subscription.

(a) Subject to the terms and conditions this Agreement, the Member hereby irrevocably tenders this subscription (this “Subscription”) for an interest in the SPV (a “Interest”) in the amount set forth on the “Subscription Amount” line on the Member’s applicable signature page hereto (the “Signature Page”);

(b) This Subscription, when and if accepted by the Manager of the SPV, will constitute a commitment to contribute to the SPV that portion of the Subscription Amount accepted by the Manager (the “Commitment”) in accordance with terms of the Operating Agreement of the SPV, as the same may be further amended from time to time (the “Operating Agreement”), in the form separately furnished to the Member. The Member will be admitted as a Member in the SPV at the time this Subscription is accepted and executed by the Manager, and the Member hereby irrevocably agrees to be bound by the Operating Agreement as a Member of the SPV and to perform all obligations contained in the Operating Agreement, including making contributions to the SPV. This Agreement will become irrevocable with respect to the Member at the time of its submission to the SPV and may not be withdrawn by the Member unless the Manager rejects this Subscription;

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(c) The Manager, on behalf of the SPV, may accept or reject this Subscription, in whole or in part, in its sole discretion. This Subscription will be deemed to be accepted by the Manager and this Agreement will be binding against the Manager only upon execution and delivery to the Member of the Acceptance of Subscription attached to this Agreement. At the Closing, the Manager will execute the Acceptance of Subscription and deliver notice of the Closing to the Member within a reasonable time after the Closing. Upon acceptance, the Member will be issued the Interest for which it has subscribed. Failure to deliver a fully completed and executed Subscription Agreement may result in the SPV rejecting this Subscription;

(d) The SPV has the unrestricted right to condition its acceptance of the Member’s subscription, in whole or in part, upon the receipt by the SPV of any additional instruments (including any designations, representations, warranties, covenants), documentation and information requested by the SPV in its sole discretion, including an opinion of counsel to the Member, evidencing the legality of an investment in the SPV by the Member and the authority of the person executing this Agreement on behalf of the Member (collectively the “Additional Documents”), in addition to these Subscription Documents; and

(e) The Member understands that the SPV has entered into or expects to enter into separate subscription agreements with other investors which are or will be substantially similar in all material respects to this Agreement providing for the admission of such other investors as Members in the SPV. This Agreement and other separate subscription agreements are separate agreements and the sale arrangements between the SPV and other investors are separate sales. The Member also acknowledges that the Manager may enter into side letters with certain Members (which may include the Member) which contain terms different from those in this Agreement or amend and supplement certain provisions of the Operating Agreement as it applies to such Members.

3. Representations and Warranties of the Member.

The Member hereby represents and warrants to the SPV as of the date of this Agreement and as of the date of any capital contribution to the SPV (and the Member agrees to notify the SPV in writing immediately if any changes in the information set forth in this Agreement occur):

(a) The Member is an “Accredited Investor” within the meaning of Rule 501 under the Securities Act of 1933 (the “Securities Act”) and has indicated how the Member qualifies as an Accredited Investor, and may also be required to be a “Qualified Purchaser” as defined in Section 2(a)(51) of the Investment Company Act and has completed indication as to how the Member qualifies as a Qualified Purchaser;

(b) Neither the Member, nor any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3);

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(c) The Member is purchasing the Interest solely for the Member’s own account for investment purposes only and not with a view to the sale or distribution of any part or all of the Interest by public or private sale or other disposition. The Member understands that no public market exists for the Interest and that the Interest may have to be held for an indefinite period of time. The Member has no intention of selling, granting any participation in or otherwise dividing, distributing or disposing of any portion of the Interest, except that participants in and beneficiaries of any Member that is a Qualified Plan Investor (as defined below) will benefit as provided in plan documents;

(d) The Member understands that the Interest has not been and will not be registered under the Securities Act, or approved or disapproved by the U.S. Securities and Exchange Commission or by any state securities administrator, or registered or qualified under any state securities law. The Interest is being offered and sold in reliance on exemptions from the registration requirements of both the Securities Act and applicable state securities laws, and the Interest may not be transferred by the Member except in compliance with the Operating Agreement and applicable laws and regulations;

(e) The Member (either alone or with the Member’s professional advisers who are unaffiliated with the SPV, the Manager, or its affiliates) has such knowledge and experience in financial and business matters that the Member is capable of evaluating the merits and risks of an investment in the Interest and has the capacity to protect the Member’s own interest in connection with the Member’s proposed investment in the SPV. The Member understands that an investment in the SPV is highly speculative and the Member is able to bear the economic risk of the investment for an indefinite period of time and the loss of the Member’s entire investment;

(f) All questions of the Member related to the Member’s investment in the SPV have been answered to the full satisfaction of the Member and the Member has received all the information the Member considers necessary or appropriate for deciding whether to purchase the Interest;

(g) This Agreement, upon acceptance by the SPV, will constitute a valid and legally binding obligation of the Member, enforceable in accordance with its terms except to the extent limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally and by principles of equity;

(h) If the Member is a natural person, the Member (i) has full legal capacity to execute and deliver this Agreement and to perform the Member’s obligations in this Agreement; and (ii) is a bona fide resident of the state of residence set forth herein or in the Operating Agreementand has no present intention of becoming a resident of any other state or jurisdiction.

(i) If the Member is not a natural person, the Member (i) is duly organized and has all requisite power to execute and deliver this Agreement and perform its obligations this Agreement requires; (ii) has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement; and (iii) was not organized for the specific purpose of acquiring the Interest;

(j) Other than as set forth in this Agreement or in the Operating Agreement (and any separate agreement in writing with the SPV executed in conjunction with the Member’s subscription for the Interest), the Member is not relying upon any information, representation or warranty by the SPV, the Manager or any of its respective agents or representatives in determining to invest in the SPV. The Member has consulted, to the extent deemed appropriate by the Member, with the Member’s own advisers as to the financial, tax, legal and other matters concerning an investment in the Interest and on that basis and the basis of its own independent investigations, without the assistance of the SPV, the Manager, the Administrative Manager, or any of its respective agents or representatives, believes that an investment in the SPV is suitable and appropriate for the Member. Member hereby represents and warrants that it has had its own independent legal counsel review and approve all of the legal documents executed in connection with its Subscription;

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(k) The Member has received and read a copy of the SPV’s confidential private placement memorandum (the “Memorandum”) and understands the risks and expenses of an investment in, the SPV. The Member acknowledges that it has reviewed and understands the “Conflicts of Interest” section of the Memorandum, and further understands that (i) the Manager, the Administrative Manager, and their affiliates (A) may carry on investment activities for their own accounts, for family members and friends who do not invest in the SPV; (B) may give advice and recommend investments to their respective family and friends that differs from advice given to, or investments recommended or bought for, the SPV, even though their business or investment objectives may be the same or similar; and (C) will be engaged in activities, including investment activities, apart from their management of the SPV as permitted by this Agreement; (ii) certain employees of the Manager are expected to continue to perform services for the Manager and its affiliates, as well as for new investment funds and accounts that the Manager may hereafter establish in such manner as the Manager, in its sole discretion, deems appropriate (subject to the limitations on the timing of such establishment, as described below); (iii) certain other selling, general and administrative expenses will be shared by the SPV and companies affiliated with the Manager; (iv) the SPV may co-invest with affiliates of the Manager; and (v) the SPV may use affiliates of the Manager to provide certain services to the SPV. The Member was offered the Interest through private negotiations and not through any general solicitation or general advertising, unless the Interest is being offered pursuant to Rule 506(c) under the Securities Act;

(l) The Member understands and acknowledges that (i) any description of the SPV’s business and prospects given to the Member is not necessarily exhaustive; (ii) all estimates, projections and forward-looking statements were based upon the best judgment of the SPV’s management at the time the estimates or projections were made and that whether or not the estimates, projections or forward-looking statements will materialize will depend upon many factors that are out of the control of the SPV; and (iii) there is no assurance that any projections, estimates or forward-looking statements will be attained;

(m) The Member’s information provided in this Agreement (including the exhibits hereto) is complete and accurate and may be relied upon by the SPV and the Manager. Additionally, by executing the Agreement, the Member acknowledges and agrees that any identifying information or documentation regarding the Member and/or its suitability to invest in the SPV that was furnished by the Member to the SPV, the Manager or their affiliates online, or via e-mail, whether in connection with this subscription or previously, may be made available to the Manager, remains true and correct in all respects and may, at the discretion of the Manager, be incorporated by reference herein (collectively, “Supporting Documents”);

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(n) Neither this Subscription nor any of the Member’s contributions of Commitments do or will directly or indirectly contravene applicable laws and regulations, including anti-money-laundering laws and regulations. The Member understands and agrees that the SPV may undertake any actions that the SPV deems necessary or appropriate to ensure compliance with applicable laws, rules and regulations regarding money laundering or terrorism. In furtherance of those efforts, the Member hereby represents, covenants, and agrees that, to the best of the Member’s knowledge based on reasonable investigation:

(i) None of the Member’s capital contributions to the SPV (whether payable in cash or otherwise) will be derived from money laundering or similar activities deemed illegal under federal laws and regulations;

(ii) To the extent within the Member’s control, none of the Member’s capital contributions to the SPV will cause the SPV or any of its personnel to be in violation of federal anti-money laundering laws, including without limitation the Bank Secrecy Act (31 U.S.C. 5311 et seq.), the United States Money Laundering Control Act of 1986 or the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, and any regulations promulgated thereunder; and

(iii) The Member acknowledges that due to anti-money laundering requirements operating in the United States, as well as the SPV’s own internal anti-money laundering policies, the SPV and the Manager may require further identification of the Member and the source of its capital contribution before these Subscription Documents can be processed, capital contributions can be accepted, or distributions made. When requested by the Manager, the Member will provide any and all additional information, and the Member understands and agrees that the Manager may release confidential information about the Member (and, if applicable, any underlying beneficial owner or Related Person1 to any person) if the Manager has determined that the release is necessary to ensure compliance with all applicable laws and regulations concerning money laundering and similar activities; provided, that prior to releasing the information, the Manager will confirm with counsel that the release is necessary to so ensure said compliance.

(o) Except as otherwise disclosed in writing to the Manager, the Member represents and warrants that neither it, nor to the best of its knowledge and belief after due inquiry, the Beneficial Owners (as defined below), nor any person or entity controlled by, controlling or under common control with the Member or the Beneficial Owners, nor any person having a beneficial or economic interest in the Member or the Beneficial Owners, any person for whom the Member is acting as agent or nominee in connection with this investment, nor in the case of a Member which is an entity, any Related Person is:

(i) a Prohibited Investor;2

1 For purposes of this subparagraph (c) and subparagraph (d) below, with respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a publicly traded company or a tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. government entity (a “Qualified Plan”), the term “Related Person” will exclude any interest holder holding less than 5% of any class of securities of such publicly traded company and beneficiaries of such Qualified Plan.

2 For purposes of this subparagraph (d), “Prohibited Investor” means a person or entity whose name appears on (i) the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (ii) other lists of prohibited persons and entities as may be mandated by applicable law or regulation; or (iii) such other lists of prohibited persons and entities as may be provided to the SPV in connection therewith.

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(ii) a Senior Foreign Political Figure,3 any member of a Senior Foreign Political Figure’s “immediate family,” which includes the figure’s parents, siblings, spouse, children and in-laws, or any Close Associate4 of a Senior Foreign Political Figure, or a person or entity resident in, or organized or chartered under, the laws of a Non-Cooperative Jurisdiction;5

(iii) a person or entity resident in, or organized or chartered under, the laws of a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; or

(iv) a person or entity who gives the Member reason to believe that its funds originate from, or will be or have been routed through, an account maintained at a Foreign Shell Bank,6 an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(p) The Member understands the rights, obligations and restrictions of Members, including that withdrawals of capital from the SPV by Members are limited by the terms of the Operating Agreement;

(q) The Member understands that the SPV intends to operate in a manner that (i) an investment in the SPV will be a permissible investment for Qualified Plan Investors; and (ii) the SPV will

3 For purposes of this subparagraph (d), “Senior Foreign Political Figure” means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

4 For purposes of this subparagraph (d), “Close Associate of a Senior Foreign Political Figure” means a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

5 For purposes of this subparagraph (d), “Non-Cooperative Jurisdiction” means any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Task Force on Money Laundering, of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur.

6 For purposes of this subparagraph (d), “Foreign Shell Bank” means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

A “Foreign Bank” means an organization that (i) is organized under the laws of a foreign country; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

“Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

“Regulated Affiliate” means a Foreign Shell Bank that is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country regulating such affiliated depository institution, credit union or Foreign Bank. qualify for an exemption from the “look through” rule of the Plan Asset Regulations (U.S. Department of Labor regulation 20 C.F.R. section 2510.3-101), including limiting the holdings of Qualified Plan Investors to less than 25 percent of the SPV Interests;

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(r) If the Member is or would be an investment company (as defined by the Company Act) but for the exceptions contained in section 3(c)(1) or section 3(c)(7) of the Investment Company Act, (i) the Member’s Interest does not represent 40% or more of the total assets and committed capital of the Member; (ii) the Member has informed the Manager of the number of persons that constitute “beneficial owners” of the Member’s outstanding securities (other than short-term paper) within the meaning of clause (A) of subsection 3(c)(1) of Company Act, and will inform the Manager promptly upon any change in that number; and (iii) the Member agrees that the Manager may require the Member to withdraw at any time so much of its Interest as is necessary to keep Interest below 10% of the total Interests issued by the SPV;

(s) The Member understands the meaning and legal consequences of the representations and warranties made by the Member in this Agreement and the Operating Agreement, and that the Manager is relying on those representations and warranties in making its determination to accept or reject this Agreement;

(t) The Member understands the risks involved with acquiring the Interests, understands the business of the SPV and a Portfolio Company, has thoroughly read and understands all the provisions of the Operating Agreement and can withstand a total loss of its capital contribution. The Member is making the investment described in the Operating Agreement to acquire the Portfolio Company Securities indirectly through the SPV and is making this investment in the SPV in lieu of making an investment in a Portfolio Company directly. The Member has read the Memorandum, including the risk factors (which may not be an exhaustive list), and understands the risks associated with the investment in the Interests and the investment by the SPV in a Portfolio Company; and

(u) The Subscriber understands and agrees that it must bear the economic risk of its investment for an indefinite period of time (subject to limited rights of withdrawal provided in the Memorandum and/or Operating Agreement) because, among other reasons, the Interest has not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is so registered or an exemption from registration is available. Subscriber also understands that sales or transfers of the Interest are further restricted by the Operating Agreement and state securities laws.

4. Anti-Money Laundering Covenants and Representations.

(a) The Subscriber should check the U.S. Treasury Department’s Office of Foreign Assets Control (the “OFAC”) website at http://www.treas.gov/ofac before making the following representations. The Subscriber represents that the amounts contributed by it to the SPV were not and are not directly or indirectly derived from activities governed by anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals7. The lists of OFAC prohibited countries, territories, persons and entities can be

7 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. The Subscriber represents and warrants that, to the best of its knowledge, none of: (i) the Subscriber; (ii) any person controlling or controlled by the Subscriber; (iv) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or (iv) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, nor is a person or entity prohibited under the OFAC Programs.

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Please be advised that the SPV may not accept any amounts from a Subscriber if it cannot make the representations set forth in the preceding paragraph. If an existing Limited Partner cannot make these representations, the SPV may require the withdrawal of its Interests. In addition, the Subscriber agrees that the Manager or the Administrative Manager may require further identification of the Subscriber before a subscription or withdrawal can be processed and the Manager and Administrative Manager shall be held harmless and indemnified against any loss arising as a result of a failure to process the subscription application or withdrawal if such information as has been required by the parties referred to has not been provided by the Subscriber.

The Subscriber agrees to notify the SPV promptly should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber is advised that, by law, the SPV may be obligated to “freeze the account” of such Subscriber, either by prohibiting additional investments from the Subscriber, declining any withdrawal requests and/or segregating the assets in the account in compliance with governmental regulations, and the SPV may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Manager may, by written notice to the Subscriber, suspend or refuse the payment of withdrawal proceeds to such Subscriber if the Manager reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the SPV, the Manager or any of the SPV’s other service providers.

(b) The Subscriber represents and warrants that, to the best of its knowledge, none of( i) the Subscriber; (ii) any person controlling or controlled by the Subscriber; (iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or (iv) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure,8 or any immediate family member9 or a close associate10 of a senior foreign political figure as such terms are defined in the footnotes below;

8 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

9 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

10 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

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(c) If the Subscriber is a non-U.S. banking institution (a “Foreign Bank”) or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the SPV that: (i) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank employs one or more individuals on a full-time basis; (iii) the Foreign Bank maintains operating records related to its banking activities; (iv) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (v) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate;

(d) The Subscriber represents, warrants and covenants that: (i) the subscription is not made with a view to financing terrorism; (ii) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a prohibited person; and (iii) to the extent the Subscriber has any beneficial owners: (a) it has carried out thorough due diligence to establish the identities of such beneficial owners; (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are prohibited persons; (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber’s complete withdrawal from the SPV; and (d) it will make available such information and any additional information requested by the SPV that is required under applicable regulations;

(e) The Subscriber represents and warrants that it is not an entity designated as a “financial institution” in the USA PATRIOT Act of 2001 (generally including banks, trust companies, thrift institutions, agencies or branches of foreign banks, investment bankers, broker-dealers, investment companies, insurance companies, futures commission merchants, commodity trading advisors, and commodity pool operators) or is subject to the anti-money laundering laws of the Subscriber’s jurisdiction. If the answer is that the Subscriber is a financial institution subject to the USA PATRIOT Act of 2001, or the anti-money laundering laws of its jurisdiction, the Subscriber confirms and warrants that it has implemented and enforces an anti-money laundering program (“AMLP”) that is compliant with applicable laws, and that its AMLP, at a minimum:

(i) Enforces “know-your-customer” policies that, at a minimum, verify and reliably document the identity, birth date, address, taxpayer identification number, foreign identification number, home and work telephone numbers for all employees, personnel, investors, clients, customers, agents, and principals;

(ii) For each investor, client, customer, and principal, verifies and documents its business, source of funds, and investment objectives and has confirmed that no investor, client, customer or principal nor any person that controls, is controlled by or is under common control with any investor, client, customer or principal (1) is identified on the OFAC list or the subject of an OFAC Maintained Sanctions Program, or (2) is a foreign shell bank as that term is defined by the U.S. Treasury Department;

(iii) Includes reasonable internal procedures and controls to detect and report suspicious activities;

(iv) Designates a compliance officer for anti-money laundering responsibilities;

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(v) Provides ongoing employee training with respect to anti-money laundering policies and procedures; and

(vi) Includes an independent audit function to test its AMLP; or contains substantially equivalent provisions in accordance with the laws of its local jurisdiction.

(f) The Subscriber acknowledges and agrees that the SPV, in complying with anti-money laundering statutes, regulations and goals, may file voluntarily and/or as required by law suspicious activity reports (“SARs”) or any other information with governmental and law enforcement agencies that identify transactions and activities that the SPV reasonably determines to be suspicious, or is otherwise required by law; and

(g) The Subscriber acknowledges that the SPV is prohibited by law from disclosing to third parties, including the Subscriber, other than governmental agencies and self-regulatory organizations of appropriate jurisdictions and auditors performing functions under the Bank Secrecy Act, as amended, any filing or the substance of any SAR.

5. Certificates. The Member understands and agrees that, as permitted by applicable law, the Interest will not be represented by a certificate unless otherwise determined by the Manager. If the Manager determines to have the Interest be represented by a certificate, that certificate will bear legends as the SPV considers advisable to facilitate compliance with the Securities Act or any other securities law or any other restrictions placed on the Interest.

6. Liability. The Member agrees that neither the SPV, the Manager, the Administrative Manager, Adviser (if applicable), the Partnership Representative, nor their respective members, managing members, shareholders, partners, employees, directors, officers, advisors, consultants, personnel or agents or affiliates, the Liquidating Trustee, an officer of the SPV, nor any directors, members, equity holders, or other applicables or other applicable representatives (collectively, the “Covered Persons”), will incur any liability (a) in respect of any action taken upon any information provided to the SPV by the Member (including any Supporting Documents or Additional Documents) or for relying on any notice, consent, request, instructions or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons on behalf of the Member, including any document transmitted by email; or (b) for adhering to applicable anti-money laundering obligations whether now or later comes into effect.

7. Indemnification. To the extent permitted by law, the Member agrees that it will indemnify and hold harmless the Covered Persons from and against any and all direct and consequential loss, damage, liability, cost or expense (including reasonable attorneys’ and accountants’ fees and disbursements, whether incurred in an action between the parties hereto or otherwise, and including any liability which results directly or indirectly from the SPV, the Manager and their Affiliated Persons becoming subject to Section 4975 of the Code) (collectively, “Losses”) which the Covered Persons may incur by reason of or in connection with these Subscription Documents (including any Supporting Documents and Additional Documents), including any misrepresentation made by the Member or any of the Member’s agents (including, but not limited to, any misrepresentation of Member’s status under the Code), any breach of any declaration, representation or warranty of Member, the failure by the Member to fulfill any covenants or agreements under these Subscription Documents, it’s or their reliance on email or other instructions, or the assertion of the Member’s lack of proper authorization from the Beneficial Owner(s) to execute and perform the obligations under these Subscription Documents. The Member also agrees that it will indemnify and hold harmless the Covered Persons from and against any and all direct and consequential Losses that they or any one of them, may incur (a) as provided in Section 10 below; and (b) by reason of, or in connection with, the failure by the Member to comply with any applicable law, rule or regulation having application to the Covered Persons.

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8. Power of Attorney. The Member hereby irrevocably makes, constitutes and appoints the Manager (which constitution and appointment is coupled with an interest), with full power of substitution and resubstitution, the Member’s true and lawful attorney-in-fact for the Member and in the Member’s name (as the Manager will determine), place and stead and for the Member’s use and benefit to make, execute, deliver, certify, acknowledge, swear to, file, record and publish:

(a) The Operating Agreement in substantially the form furnished by the Manager to the Member and the SPV’s Certificate of limited liability company, and any amendments to either of those documents as provided in the Operating Agreement; and

(b) Any instruments and documents necessary to (i) qualify or continue the SPV as a limited liability company in the states or other jurisdictions where the Manager deems advisable and (ii) effect the assignment of an Interest or the dissolution and termination of the SPV in accordance with the Operating Agreement.

9. Dispute Resolution.

(a) Notwithstanding anything to the contrary in this Agreement or the Operating Agreement, and except for any claim or action that the Manager or SPV may elect to commence to enforce any of its rights or the Member’s obligations under this Agreement or the Operating Agreement, the Member agrees that all disputes arising out of (i) this Agreement; (ii) the SPV’s offering of the Interest; (iii) the Member’s Subscription for the Interest; and (iv) the Member’s rights and obligations under the Operating Agreement will be submitted to and resolved by binding arbitration in accordance with this Section 9. The Member acknowledges and agrees that the parties are waiving their right to seek remedies in court, including the right to jury trial;

(b) The arbitration will be conducted in the Arbitration Location, and in accordance with Delaware law and the rules then in effect by the American Arbitration Association in accordance with its rules for commercial disputes before three arbitrators appointed in accordance with those rules. The award of the arbitrator will be final and conclusive and judgment on the award rendered may be entered in any court having jurisdiction;

(c) No person will bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against the other party that has initiated in court a putative class action or that is a member of a putative class that has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; (ii) the class is decertified; or (iii) the other party is excluded from the class by the court. Any forbearance to enforce an agreement to arbitrate will not constitute a waiver of any rights under this Agreement except if stated herein; and

(d) Each of the parties will equally bear any arbitration fees and administrative costs associated with the arbitration. The prevailing party, as determined by the arbitrators, will be awarded its costs and reasonable attorneys’ fees incurred in connection with the arbitration.

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10. Waiver; Conflict of Interest. The Member acknowledges and agrees that the Manager, the Administrative Manager, and their affiliates will be subject to various conflicts of interest in carrying out the Manager’s responsibilities to the SPV. Affiliates of the Manager, and the Administrative Manager may also be in competition with the SPV or its investments. Other funds may be formed in the future with objectives that are the same as or similar to the SPV’s objectives. Each Member hereby waives any such conflicts of the Manager, the Administrative Manager, and their affiliates by executing this Agreement.

11. Confidentiality. The Member must keep confidential, and not make use of or disclose to any person (other than for purposes reasonably related to its Interest or as required by law), any information or matter received from or relating to the SPV; provided that the Member may disclose any such information to the extent that such information (i) is or becomes generally available to the public through no act or omission of the Member; (ii) was already in the possession of the Member at the time of such disclosure; or (iii) is communicated to the Member by a third-party without violation of confidentiality obligations.

12. USA PATRIOT Act. To comply with applicable laws, rules and regulations designed to combat money laundering or terrorism, the Member must provide all information requested for such purpose.

13. Beneficial Ownership. The Member represents and warrants that it is subscribing for Interests for Member’s own account and own risk, unless the Member advises the SPV to the contrary in writing and identifies with specificity each Beneficial Owner (as defined below) as well as such other information and/or documentation as may be requested or required by the Manager. The Member also represents that it does not have the intention or obligation to sell, distribute or transfer its Interests or any portion of Interests, directly or indirectly, to any other person or entity or to any nominee account. If the Member is subscribing on behalf of a Beneficial Owner, then the Member represents that all subscription payments transferred to the Member with respect to such Beneficial Owner originated directly from a bank or brokerage Account in the name of such Beneficial Owner.

The Member represents and warrants that the Member is not (a) acting as trustee, custodian, agent, representative or nominee for (or with respect to) another person or entity (howsoever characterized and regardless of whether such person or entity is deemed to have a property interest, or the like, with respect to the Interests under local law); or (b) an entity (other than a publicly-traded company listed on an organized exchange (or a subsidiary or a pension fund of such a company) based in a FATF-Compliant Jurisdiction (as defined below) investing on behalf of underlying investors (including a SPV-of-SPVs) (the persons, entities and underlying investors referred to in (a) and (b) being referred to collectively as the “Beneficial Owners”). If the preceding sentence is not true, the Member represents and warrants that:

(a) The Member understands and acknowledges that the representations, warranties and agreements made in this Agreement are made by the Member (A) with respect to the Member and (B) with respect to each of the Beneficial Owners;

(b) The Member has all requisite power and authority from each of the Beneficial Owners to execute and perform the obligations under these Subscription Documents and to bind each such Beneficial Owner as a party hereto;

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(c) The Member has adopted and implemented anti-money laundering policies, procedures and controls that comply, and will continue to comply, in all respects, with the requirements of applicable anti-money laundering laws and regulations; and

(d) The Member has verified, or has access to, the identity of each Beneficial Owner, holds evidence of such identity and will make such evidence, together with any other documentation or information reasonably necessary to support the accuracy of Member’s representations and warranties contained herein, available to the SPV upon request, and has procedures in place to ensure that the Beneficial Owners are not Prohibited Investors.

14. Member’s Sophistication. In view of the fact that Member is sophisticated, has had access to information sufficient to make an investment decision and has conducted its own due diligence, and has made its investment decision without reliance on (i) the Manager; (ii) any material information the Manager may have about the Portfolio Company Securities and Portfolio Company; or (iii) any disclosures of non-public information that may have been made to the Manager (or that the Manager may have independently obtained), and further in view of all of the representations Member has made in Section 2, Member hereby irrevocably: (i) waives any right to any and all actions, suits, proceedings, investigations, claims or liabilities of any nature, including but not limited to actions under Rule 10b-5 of the Securities Exchange Act of 1934 or similar laws (collectively “Claims”) that may arise from or relate to the possession of or failure to disclose non-public information; (ii) releases any Claims against the Covered Persons; and (iii) agrees to refrain from pursuing against any Claims against those parties.

15. Survival. The representations, warranties and agreements contained in this Agreement will survive the execution of this Agreement by the Member and acceptance of this Agreement by the SPV.

16. Additional Information. The Member agrees that, upon demand, it will promptly furnish any information, and execute and deliver such documents, as reasonably required by the Manager and furnish any information relating to the Member’s relationship with the SPV as required by governmental agencies having jurisdiction over the SPV.

17. Assignment and successors. This Agreement may be assigned by the Member only with the prior written consent of the SPV. Subject to the foregoing, this Agreement (including the provisions of Section 6) will be binding on the respective successors, assigns, heirs and legal representatives of the parties to this Agreement.

18. No Third-Party Beneficiaries. This Agreement does not confer any rights or remedies upon any person, other than the Parties to the Operating Agreement and this Agreement.

19. Amendment; Waiver. This Agreement may not be amended other than by written consent of the Member and the SPV. No provision in this Agreement may be waived other than in a writing signed by the waiving party. Unless expressly provided otherwise, no waiver will constitute an ongoing or future waiver of any provision of this Agreement.

20. Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles. For the purpose of any judicial proceeding to enforce an award or incidental to arbitration or to compel arbitration, the Member and the SPV hereby submit to the non-exclusive jurisdiction of the courts located in the Arbitration Location, and agree that service of process in such arbitration or court proceedings will be satisfactorily made upon it if sent by registered mail addressed to it at the address set forth on the Member Information page and Definitions page respectively.

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21. Entire Agreement. This Agreement, the Operating Agreement and any side letter entered into between the Manager or the SPV and the Member, and all of the exhibits and appendices attached to those agreements, constitutes the entire agreement and understanding between the parties with respect to the subject matter those agreements and supersedes any prior written or oral agreements or understandings of the Parties.

22. Notice.

(a) Each Member hereby acknowledges that the Manager and Administrative Manager will be entitled to transmit to that Member exclusively by e-mail (or other means of electronic messaging) all notices, correspondence and reports, including, but not limited to, that Member’s Schedule K-1s.

(b) Each notice or other communication to the Manager or SPV will for purposes of this Agreement be treated as effective or having been given upon the earlier of (i) receipt; (ii) the date transmitted by email, with evidence of transmission from the transmitting device; (iii) acknowledged receipt; (iv) when delivered in person; (v) when sent by electronic facsimile transfer or electronic mail at the number or address set forth below and receipt is acknowledged by the Manager; (vi) one business day after having been dispatched by a nationally recognized overnight courier service if receipt is evidenced by a signature of a person regularly employed or residing at the address set forth below for that Party; or (vii) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid.

23. Severability. If any provision of this Agreement is held by applicable authority to be unlawful, void or unenforceable to any extent, such provision, to the extent necessary, will be severed from this Agreement and the remainder of this Agreement will not be affected by the removal of that provision and will continue in full force and effect.

24. Electronic Delivery of Disclosures and Schedule K-1. The Member understands that the SPV and the Manager expect to deliver tax return information, including Schedule K-1s (each, a “K-1”) to the Member by either electronic mail, a posting to a Member-accessible platform, or some other form of electronic delivery. Pursuant to IRS Rev. Proc. 2012-17 (Feb. 13, 2012), the Member hereby expressly understands, consents to, and acknowledges such electronic delivery of tax returns and related information. Federal law prohibits the SPV, the Manager, or their affiliates and designees from disclosing, without consent, Member’s tax return information to third parties or use of that information for purposes other than the preparation of Member’s tax return. As part of subscription to this offering, the SPV, the Manager, or their designees may disclose Member’s income tax return information to certain other affiliated entities or third-party service providers. The SPV, the Manager, the Administrative Manager, and their designees covenant they will keep and maintain Member’s information in strict confidence, using such degree of care as is appropriate to avoid unauthorized access, use or disclosure, and will not use such information in violation of law. In executing this Agreement, Member authorizes the SPV, the Manager, the Administrative Manager to disclose tax return information to certain entities, their respective successors, affiliates and, or such other third-party service providers as Member may request or as may be required by the SPV or the Manager for purposes of completing tax return preparation and K-1 delivery pursuant to this agreement.

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(a) The Member’s consent to electronic delivery will apply to all future K–1s unless such consent is withdrawn by the Member;

(b) If for any reason the Member would like a paper copy of the K-1 after the Member has consented to electronic delivery, the Member may submit a request via email or send a written request. Requesting a paper copy of the Member’s K-1 will not be treated as a withdrawal of consent;

(c) If the Member in the future determines that it no longer consents to electronic delivery, the Member will need to notify the SPV so that it can arrange for a paper K-1 to be delivered to the address that the SPV then currently has on file. The SPV will confirm the withdrawal and its effective date in writing. A withdrawal of consent does not apply to a K-1 that was emailed to the Member before the effective date of the withdrawal of consent;

(d) The SPV (or the Manager) will cease providing statements to the Member electronically if the Member provides notice to withdraw consent, if the Member ceases to be a Member of the SPV, or if regulations change to prohibit the form of delivery;

(e) If the Member needs to update the Member’s contact information that is on file, please email the update to the Manager. The Member will be notified if there are any changes to the contact information of the SPV; or

(f) The Member’s K-1 may be required to be printed and attached to a federal, state, or local income tax return.

BY SIGNING THIS AGREEMENT, THE MEMBER:

(i)	ACKNOWLEDGES THAT ANY MISSTATEMENT MAY RESULT IN AN IMMEDIATE REDEMPTION OF MEMBER’S INTERESTS; AND

(ii)	AGREES THAT IF THE FUND BELIEVES THAT MEMBER OR A BENEFICIAL OWNER OF MEMBER IS A PROHIBITED INVESTOR, THE FUND MAY BE OBLIGATED TO FREEZE MEMBER’S INVESTMENT, DECLINE TO MAKE DISTRIBUTIONS OR SEGREGATE THE ASSETS CONSTITUTING MEMBER’S INVESTMENT WITH THE FUND IN ACCORDANCE WITH APPLICABLE LAW.

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ADMINISTRATIVE MANAGER & MANAGER PRIVACY NOTICE

The Administrative Manager and Manager are committed to protecting your privacy and maintaining the confidentiality and security of your personal information, and in connection therewith, this Privacy Policy is observed by the Administrative Manager and Manager. This Privacy Policy explains the manner in which the Administrative Manager and Manager collect, utilize and maintain nonpublic personal information about its investors (“Investors”), as required under Federal Law. “Managers” collectively refers to the Administrative Manager, the Manager and each investment account, partnership, limited liability company or fund (individually a “SPV,” and collectively, the “SPVs”) for which the Managers serve. This Privacy Policy only applies to this SPV products and services provided by the Managers to individuals (including regarding investments in the SPV) and which are used for personal, family, or household purposes (not business purposes).

Collection of Member Information

The Managers may collect personal information about Investors from the following sources:

1. Subscription forms, investor questionnaires, account forms, and other information provided by the Member in writing, in person, by telephone, electronically or by any other means. This information includes name, address, employment information, and financial and investment qualifications;

2. Transactions within the SPV, including account balances, investments, distributions and fees;

3. Other interactions with Manager’s affiliates (for example, discussions with our staff and affiliated broker-dealer); and

4. Verification services and consumer reporting agencies, including an Investor’s creditworthiness or credit history.

Disclosure of Nonpublic Personal Information

The Managers may share nonpublic personal information about Investors or potential investors in the SPV with affiliates, as permitted by law. The Managers do not disclose nonpublic personal information about investors or potential investors in the SPV to nonaffiliated third parties, except as permitted by law (for example, to service providers who provide services to the Investor or the Investor’s account).

The Managers may share nonpublic personal information, without an Investor’s consent, with affiliated and non-affiliated parties in the following situations, among others:

1. To respond to a subpoena or court order, judicial process or regulatory inquiry;

2. In connection with a proposed or actual sale, merger, or transfer of all or a portion of its business;

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3. To protect or defend against fraud, unauthorized transactions (such as money laundering), lawsuits, claims or other liabilities;

4. To service providers of the Managers in connection with the administration and operations of Managers, the SPV and other Managers products and services, which may include brokers, attorneys, accountants, auditors, administrators or other professionals;

5. To assist the Managers in offering affiliated products and services to its Investors;

6. To process or complete transactions requested by an Investor; and

7. For any proper purpose as contemplated by or permitted under the applicable SPV offering, governing or organizing documents.

Former Customers and Investors

The same Privacy Policy applies to former Investors.

Protection of Member Information

The Managers maintain physical, electronic and procedural safeguards that comply with federal standards to protect customer information. The Managers restrict access to the personal and account information of Investors to those employees who need to know that information in the course of their job responsibilities.

Further Information

The Managers reserve the right to change this Privacy Policy at any time. The examples contained within this Privacy Policy are illustrations and are not intended to be exclusive. This Privacy Policy complies with Federal Law regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you. All questions should be directed by email to the appropriate person.

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Subscription Agreement Signature

The undersigned Member hereby executes the Subscription Agreement and Privacy Notice of the SPV, dated as of the Effective Date, hereby authorizes this signature page to be attached to a counterpart of that document executed by the Manager of the SPV and agrees to electronic delivery of disclosures and Schedule K-1.

MEMBER

(Signature and Information Provided on Series LLC Execution Page)

ACCEPTANCE OF SUBSCRIPTION

By signing below, the SPV hereby accepts Member’s subscription for Interests in the SPV in the amount indicated on the Signature Page to Subscription Agreement, and hereby authorizes this signature page to be attached to the Subscription Agreement related to the SPV.

SPV

(Signature and Information Provided on Series LLC Execution Page)

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Execution Page

The undersigned Parties, namely the “Manager”, “Member”, and “SPV” (all as defined in the attached Operating Agreement) hereby execute the Schedule Documents, dated as of the Effective Date (as defined in the Operating Agreement), and hereby authorize each of these signature pages to be attached to a counterpart of each document executed by the Manager of the SPV. The signatories above hereby consent to transact business via electronic signature (including via Formstack, DocuSign, eSignLive, or an equivalent) and understand and agree that its signature page may be disassembled herefrom and attached to the final version of the documents below.

The documents signed and executed hereunder by the Parties are the Schedule Documents.

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Manager Signature Page

MANAGER

Name:	Aaron Jun Yuen Chow
By:
Date:	11/11/2025

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SPV Signature Page

SPV:

Preamble X Capital I, a series of Preamble X Capital LLC, a Delaware limited liability company

Name:	Aaron Jun Yuen Chow, Manager
By:
Date:	11/11/2025

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Member Signature Page

MEMBER

Signed:	Yizhou Zhao
Member Name:	Xmax Beta Holdings Ltd
Full Name:	Yizhou Zhao
Date:	12-16-2025

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